UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2018

Date of reporting period: DECEMBER 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the December 31, 2018 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on February 19, 2019.

DODGE & COX FUNDS®

2018

Annual Report

December 31, 2018

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/18 SF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of –7.1% for the year ended December 31, 2018, compared to a return of –4.4% for the S&P 500 Index.

MARKET COMMENTARY

In 2018, global equity markets were volatile and posted significant losses. Although returns were negative, the United States outperformed most other equity markets—the S&P 500 was down 4% compared to a decline of nearly 14% for the MSCI EAFE Index.(a) Over the course of the year, the S&P 500 experienced two divergent periods of performance.

During the first nine months of 2018, U.S. equities posted strong returns: the S&P 500 was up 11% and reached an all-time high in late September. U.S. growth stocks (the higher valuation portion of the equity market) outperformed value stocks (the lower valuation portion) by 13 percentage points, continuing a longer-term trend.(b) From 2014 through September 30, 2018, growth outperformed value by 39 percentage points,(c) fueled by growth-oriented companies in sectors and industries associated with technology—most notably the “FAANG” stocks (Facebook, Amazon, Apple, Netflix, Google). Over this period, the Fund performed strongly compared to the U.S. value investment universe; however, the Fund’s value-oriented approach hindered its relative returns versus the broad-based S&P 500.

Starting in October, volatility spiked as investors became worried about the pace of U.S. interest rate increases, a weakening global economy, and rising geopolitical concerns, including the escalating trade conflict between the United States and China. Brexit-related uncertainty and Italy’s political turmoil also weighed on multinational companies. There was a significant correction in the fourth quarter, especially among technology stocks. Companies in more value-oriented sectors, including Health Care and Utilities, outperformed. Overall, the S&P 500 declined 14% during the quarter.

INVESTMENT STRATEGY

Market volatility can create buying opportunities for patient, long-term, value-oriented investors like Dodge & Cox. As bottom-up investors, we pay close attention to macro factors, but our research process places more emphasis on individual company fundamentals relative to valuation. We view this approach as a more reliable factor in determining long-term investment merit.

In 2018, we made gradual portfolio adjustments based on relative valuation changes. For example, as valuations increased, we trimmed selected Information Technology and Health Care holdings that had performed strongly. The Fund’s largest sale was Merck, a leading pharmaceutical company held in the Fund since 2009. While the company has a strong management team, we decided to sell Merck given its higher valuation and our concerns about Merck’s dependence on its blockbuster cancer drug Keytruda for future sales growth. In addition, we believe the company is entering a period of heavy, sustained investment as it manages through a product cycle, which could pressure profit margins.

Nevertheless, the Fund remained overweight the Health Care sector (22.8% compared to 15.5% for the S&P 500).(d) We are enthusiastic about the Fund’s Pharmaceuticals holdings because valuations are attractive and new drug approvals demonstrate improving research productivity. Moreover, the substantial cash flows at these companies are not sensitive to economic swings and their healthy dividends provide a solid, stable source of return. We believe Health Care is a more attractive, defensive alternative to Consumer Staples, where valuations are higher but growth prospects are lower.

Additionally, as a result of individual security selection, we increased the Fund’s Energy exposure from 7.8% to 8.5% during 2018—a significant add given the S&P 500 Energy sector was down 18%. We also increased the portfolio’s exposure to select Industrials companies as valuations declined. For example, we initiated a position in United Technologies(e) (highlighted below) and added to the Fund’s existing holdings in FedEx and Johnson Controls International.

Energy

During the fourth quarter, Brent crude oil prices dropped 35%, weighing heavily on the outlook for energy-related companies, and Energy was the worst-performing sector (down 24%) within the S&P 500. While the short-term direction of oil prices is difficult to forecast, we believe slower supply growth and increasing demand point to higher prices over our investment horizon. Weighing valuation against individual company fundamentals, we recently added to the Fund’s positions in Occidental Petroleum and Halliburton, among others.

Occidental Petroleum

A multinational oil and gas company, Occidental Petroleum’s stock price declined 24% in the fourth quarter along with the broader Energy sector, due to concerns about the macro environment and oil supply. While the company faces political risks in Oman and the United Arab Emirates, we believe investors overreacted in the short term, given Occidental’s solid long-term underlying business fundamentals. Occidental is considered a partner of choice for many companies and countries due to its technological capabilities, experience managing reservoirs, and global reach. The company has an attractive growth profile and low-cost assets in the Permian Basin and the Middle East. Given low operating costs and modest maintenance capital expenditures, these businesses are profitable across a broad range of oil prices. Occidental’s proven management team has created a strong corporate culture with a focus on returns, steady growth, and consistent dividends. In addition, the company has a strong balance sheet, an attractive valuation at 14 times forward earnings, and a 5% dividend yield. On December 31, Occidental comprised 1.6% of the Fund.

Halliburton

Halliburton is the second-largest diversified oil services company after Schlumberger. Of the “big four” diversified oil services

PAGE 2 ▪ DODGE & COX STOCK FUND

companies, Halliburton has the largest and strongest position in the North American market, primarily due to its leading pressure pumping (hydraulic fracturing) business. In 2018, investors became concerned that insufficient pipeline capacity to transport oil out of the Permian Basin may negatively impact North American pressure pumping activity. Infrastructure in the Permian has failed to keep pace with production growth, causing Permian-produced barrels to trade at a steep discount and exploration and production companies to scale back activity until new capacity comes online. As a result, oil services companies with large exposure to North America, like Halliburton, sold off in the first half of 2018. These concerns depressed Halliburton’s valuation and presented an attractive long-term buying opportunity, given the company’s strong franchise.

Although North American services activity has rebounded meaningfully since early 2016, our analysis suggests further investment will be needed for North America to maintain and grow oil production. With competitive advantages due to its scale and superior execution, we expect Halliburton to grow operating profits in North America over the next three to five years. Halliburton’s international business is much better positioned than in previous cycles. Over the past several years, the company invested in key product lines, expanded its international presence, and built deeper relationships with national oil companies. These investments are paying off—Halliburton has outpaced Schlumberger, the leading international service company, on international growth in most quarters since 2015. We believe Halliburton can continue gaining share as international markets recover. In addition, management has renewed its focus on returning capital to shareholders. Thus, we initiated a position in Halliburton during the third quarter and added further in December as oil prices fell. At year end, Halliburton accounted for 0.7% of the Fund’s net assets.

United Technologies

United Technologies is a multi-industry conglomerate comprised of world-class franchises in elevators/escalators (Otis), jet engines and aerospace supply (Pratt and Whitney), HVAC(f) (Carrier), fire/security, and refrigeration. United Technologies’ aerospace margins have been under pressure as Boeing and Airbus moved into the aftermarket, squeezing their supply base. Despite this risk, we believe the company is an attractive long-term investment opportunity at 14 times forward earnings. United Technologies has premier global franchises with attractive long-term growth potential and a high degree of visibility based on its substantial backlog (over seven years) of aerospace contracts. United Technologies recently acquired Rockwell Collins, making the combined company the largest global aerospace supplier. The launch of its new jet engine platform should drive earnings growth in the years ahead. Meanwhile, United Technologies has announced plans to split into three companies, which could create substantial shareholder value; we estimate each of its world-class franchises trades 15 to 20% below “pure-play” peers. United Technologies was a 1.4% position on December 31.

IN CLOSING

Despite the market turmoil, we remain optimistic about the long-term prospects for the Fund’s investments. The portfolio’s valuation is attractive and trades at a meaningful discount to the overall market: 12.1 times forward earnings compared to 15.4 times for the S&P 500. We also believe longer-term global economic growth will be better than many investors expect, and the Fund is well positioned to capitalize on this.

Our fundamental, active, value-oriented investment approach requires conviction and patience. Accordingly, maintaining a long-term investment horizon and staying the course are essential. We thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2019

(a)	The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada.
(b)	The Russell 1000 Growth Index had a total return of 17.1% compared to 3.9% for the Russell 1000 Value Index from December 31, 2017 through September 30, 2018.
(c)	The Russell 1000 Growth Index had a total return of 72.5% compared to 33.2% for the Russell 1000 Value Index from December 31, 2014 through September 30, 2018.
(d)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2018.
(e)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(f)	HVAC = heating, ventilation, and air conditioning.

DODGE & COX STOCK FUND ▪ PAGE 3

2018 PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 2.7 percentage points in 2018.

Key Detractors from Relative Results

▪

The Fund’s average overweight position (27% versus 14%) and weak returns from holdings in the Financials sector (down 17% compared to down 13% for the S&P 500 sector) hampered results. Goldman Sachs (down 34%), Capital One Financial (down 23%), and Wells Fargo (down 22%) were key detractors.

▪

The Energy sector was the worst-performing segment of the Fund (holdings down 27%) and the S&P 500 (down 18%). The Fund’s higher average weighting in the sector (8% versus 6%) also hurt results. Schlumberger (down 45%), Apache (down 36%), and Baker Hughes, a GE Company (down 30%) were notable.

▪

Within the reconstituted Consumer Discretionary sector (down 7% compared to up 2% for the S&P 500 sector), not owning Amazon (up 28%) was the main drag on relative performance. In contrast, small holdings Mattel (down 35%) and Harley-Davidson (down 31%) lagged.

▪	Other detractors included DISH Network (down 48%), Micro Focus International (down 46%), FedEx (down 35%), and Charter Communications (down 15%).

Key Contributors to Relative Results

▪

In Health Care, the Fund’s average overweight position (23% versus 15% for the S&P 500) and holdings (up 9% compared to up 6% for the S&P 500 sector) had a significant, positive impact. Eli Lilly (up 40%), Express Scripts (up 24% to date of acquisition by Cigna), AstraZeneca (up 14%), and GlaxoSmithKline (up 14%) performed well.

▪	The Fund’s significant underweight position (average less than 1% versus 7%) in the Consumer Staples sector, which lagged the overall Index (down 9% for the S&P 500 sector), helped results.
▪	Standout performers included Twenty-First Century Fox (up 41% owing to a bidding war for most of the company) and Dell Technologies (up 39%).
▪	Not owning certain large companies in the S&P 500, including General Electric (down 55%) and Facebook (down 26%), also contributed notably.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2018

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	–7.08%	7.05%	13.17%	8.87%
S&P 500 Index	–4.38	8.49	13.12	5.62

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of S&P Global Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2018	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$920.60	$2.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.60	2.64
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$172.81
Total Net Assets (billions)	$63.0
Expense Ratio	0.52%
Portfolio Turnover Rate	20%
30-Day SEC Yield(a)	1.76%
Active Share(b)	79%
Number of Companies	69
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Equity Investment Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Median Market Capitalization (billions)	$36	$19
Weighted Average Market Capitalization (billions)	$136	$201
Price-to-Earnings Ratio(c)	12.1x	15.4x
Foreign Securities not in the S&P 500(d)	12.7%	0.0%

TEN LARGEST HOLDINGS (%)(e)	Fund
Comcast Corp.	4.1
Wells Fargo & Co.	3.6
Charter Communications, Inc.	3.2
Charles Schwab Corp.	3.1
Microsoft Corp.	3.1
Alphabet, Inc.	3.1
Sanofi (France)	2.8
Bank of America Corp.	2.7
Capital One Financial Corp.	2.7
Novartis AG (Switzerland)	2.6

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	24.9	13.3
Health Care	22.8	15.5
Communication Services	15.3	10.1
Information Technology	13.1	20.1
Energy	8.5	5.3
Industrials	6.4	9.2
Consumer Discretionary	3.6	10.0
Materials	1.0	2.7
Consumer Staples	0.5	7.4
Utilities	0.0	3.4
Real Estate	0.0	3.0

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. The Fund’s total overlap with the S&P 500 is the sum of each security’s calculated overlap.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign securities are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

PAGE 6 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2018

COMMON STOCKS: 96.1%

	SHARES	VALUE
COMMUNICATION SERVICES: 15.3%
MEDIA & ENTERTAINMENT: 13.6%
Alphabet, Inc., Class A(a)	82,500	$86,209,200
Alphabet, Inc., Class C(a)	1,793,153	1,857,007,178
Charter Communications, Inc., Class A(a)	7,023,786	2,001,568,296
Comcast Corp., Class A	76,555,794	2,606,724,786
DISH Network Corp., Class A(a)	11,776,176	294,051,115
News Corp., Class A	7,528,790	85,451,767
Twenty-First Century Fox, Inc., Class A	25,409,326	1,222,696,767
Twenty-First Century Fox, Inc., Class B	8,300,600	396,602,668

		8,550,311,777
TELECOMMUNICATION SERVICES: 1.7%
AT&T, Inc.	12,615,287	360,040,291
Sprint Corp.(a)	58,634,327	341,251,783
Zayo Group Holdings, Inc.(a)(b)	16,027,500	366,068,100

		1,067,360,174

		9,617,671,951
CONSUMER DISCRETIONARY: 3.6%
AUTOMOBILES & COMPONENTS: 0.3%
Harley-Davidson, Inc.	6,581,047	224,545,324

CONSUMER DURABLES & APPAREL: 0.3%
Mattel, Inc.(a)(b)	20,504,501	204,839,965

RETAILING: 3.0%
Booking Holdings, Inc.(a)	532,600	917,360,892
Qurate Retail, Inc., Series A(a)	32,289,076	630,282,764
Target Corp.	1,337,915	88,422,802
The Gap, Inc.	8,991,303	231,615,965

		1,867,682,423

		2,297,067,712
CONSUMER STAPLES: 0.5%
FOOD, BEVERAGE & TOBACCO: 0.5%
Molson Coors Brewing Company, Class B	5,801,525	325,813,644

ENERGY: 8.5%
Anadarko Petroleum Corp.(b)	26,957,621	1,181,822,105
Apache Corp.(b)	31,484,032	826,455,840
Baker Hughes, a GE Company	36,084,952	775,826,468
Concho Resources, Inc.(a)	2,450,500	251,886,895
Halliburton Co.	17,500,000	465,150,000
National Oilwell Varco, Inc.(b)	10,645,009	273,576,731
Occidental Petroleum Corp.	16,914,726	1,038,225,882
Schlumberger, Ltd. (Curacao/United States)	14,955,645	539,599,672
Weatherford International PLC(a) (Ireland/United States)	29,359,600	16,412,016

		5,368,955,609
FINANCIALS: 24.9%
BANKS: 9.6%
Bank of America Corp.	69,596,700	1,714,862,688
BB&T Corp.	11,015,944	477,210,694
JPMorgan Chase & Co.	16,329,700	1,594,105,314
Wells Fargo & Co.	49,727,141	2,291,426,657

		6,077,605,353
DIVERSIFIED FINANCIALS: 12.4%
American Express Co.	16,313,200	1,554,974,224
Bank of New York Mellon Corp.	31,562,624	1,485,652,712
Capital One Financial Corp.(b)	22,661,213	1,712,961,090
Charles Schwab Corp.	47,605,000	1,977,035,650
Goldman Sachs Group, Inc.	6,476,000	1,081,815,800

		7,812,439,476
INSURANCE: 2.9%
AEGON NV (Netherlands)	73,163,067	340,208,262
Brighthouse Financial, Inc.(a)(b)	6,699,363	204,196,584

	SHARES	VALUE
MetLife, Inc.	30,428,900	$1,249,410,634

		1,793,815,480

		15,683,860,309
HEALTH CARE: 22.8%
HEALTH CARE EQUIPMENT & SERVICES: 6.0%
Cigna Corp.	8,097,805	1,537,935,072
CVS Health Corp.	9,300,000	609,336,000
Danaher Corp.	3,129,500	322,714,040
Medtronic PLC (Ireland/United States)	3,517,100	319,915,416
UnitedHealth Group, Inc.	3,860,160	961,643,059

		3,751,543,587
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.8%
Alnylam Pharmaceuticals, Inc.(a)	2,813,861	205,158,605
AstraZeneca PLC ADR (United Kingdom)	32,696,973	1,241,831,035
Bristol-Myers Squibb Co.	25,848,739	1,343,617,453
Eli Lilly and Co.	9,160,219	1,060,020,543
Gilead Sciences, Inc.	10,945,612	684,648,031
GlaxoSmithKline PLC ADR (United Kingdom)	32,000,000	1,222,720,000
Incyte Corp.(a)	2,000,000	127,180,000
Novartis AG ADR (Switzerland)	19,251,900	1,652,005,539
Roche Holding AG ADR (Switzerland)	42,192,699	1,311,349,085
Sanofi ADR (France)	40,419,428	1,754,607,369

		10,603,137,660

		14,354,681,247
INDUSTRIALS: 6.4%
CAPITAL GOODS: 3.4%
Johnson Controls International PLC (Ireland/United States)	42,454,251	1,258,768,542
United Technologies Corp.	8,350,000	889,108,000

		2,147,876,542
TRANSPORTATION: 3.0%
FedEx Corp.	9,663,999	1,559,092,959
Union Pacific Corp.	2,344,600	324,094,058

		1,883,187,017

		4,031,063,559
INFORMATION TECHNOLOGY: 13.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.7%
Maxim Integrated Products, Inc.	5,445,475	276,902,404
Microchip Technology, Inc.	11,350,233	816,308,757

		1,093,211,161
SOFTWARE & SERVICES: 4.3%
Dell Technologies, Inc., Class C(a)	5,625,133	274,900,250
Micro Focus International PLC ADR(b) (United Kingdom)	24,000,377	413,046,488
Microsoft Corp.	19,280,600	1,958,330,542
Synopsys, Inc.(a)	533,863	44,972,619

		2,691,249,899
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.1%
Cisco Systems, Inc.	20,308,411	879,963,449
Hewlett Packard Enterprise Co.(b)	84,295,793	1,113,547,426
HP Inc.	50,846,578	1,040,320,986
Juniper Networks, Inc.(b)	25,633,165	689,788,470
TE Connectivity, Ltd. (Switzerland)	9,527,564	720,569,665

		4,444,189,996

		8,228,651,056
MATERIALS: 1.0%
Ball Corporation	1,468,578	67,525,216
Celanese Corp.	6,266,298	563,778,831

		631,304,047

TOTAL COMMON STOCKS (Cost $46,623,019,047)		$60,539,069,134

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS: 3.7%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 3.3%
Fixed Income Clearing Corporation(c) 1.60%, dated 12/31/18, due 1/2/19, maturity value $2,093,395,063	$2,093,209,000	$2,093,209,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	250,412,031	250,412,031

TOTAL SHORT-TERM INVESTMENTS (Cost $2,343,621,031)		$2,343,621,031

TOTAL INVESTMENTS IN SECURITIES (Cost $48,966,640,078)	99.8%	$62,882,690,165
OTHER ASSETS LESS LIABILITIES	0.2%	122,001,982

NET ASSETS	100.0%	$63,004,692,147

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Inflation Indexed Note 0.125%, 4/15/20 and U.S. Treasury Notes 1.375%-2.625%, 4/30/20-8/15/20. Total collateral value is $2,135,088,878.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index—Long Position	18,732	3/15/19	$2,346,370,320	$1,506,941

PAGE 8 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018
ASSETS:
Investments in securities, at value
Unaffiliated issuers (cost $42,930,003,077)	$57,882,925,187
Affiliated issuers (cost $6,036,637,001)	4,999,764,978

62,882,690,165
Cash	74,206
Deposits with broker for futures contracts	112,392,000
Receivable for variation margin for futures contracts	17,982,720
Receivable for investments sold	8,400,861
Receivable for Fund shares sold	97,603,948
Dividends and interest receivable	84,026,675
Prepaid expenses and other assets	696,135

63,203,866,710

LIABILITIES:
Payable for investments purchased	1,412,076
Payable for Fund shares redeemed	168,366,092
Management fees payable	27,919,273
Accrued expenses	1,477,122

199,174,563

NET ASSETS	$63,004,692,147

NET ASSETS CONSIST OF:
Paid in capital	$46,748,088,472
Total distributable earnings	16,256,603,675

$63,004,692,147

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	364,587,708
Net asset value per share	$172.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends (net of foreign taxes of $25,995,122)
Unaffiliated issuers	$1,197,694,770
Affiliated issuers	167,687,233
Interest	13,295,726

1,378,677,729

EXPENSES:
Management fees	357,797,197
Custody and fund accounting fees	872,436
Transfer agent fees	3,666,090
Professional services	225,658
Shareholder reports	1,478,710
Registration fees	382,627
Trustees’ fees	324,167
ADR depositary service fees	6,722,477
Miscellaneous	985,758

372,455,120

NET INVESTMENT INCOME	1,006,222,609

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities of unaffiliated issuers	6,817,569,932
Investments in securities of affiliated issuers	4,300,134
Futures contracts	(72,552,552)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	(10,566,446,809)
Investments in securities of affiliated issuers	(1,991,979,743)
Futures contracts	(9,816,012)

Net realized and unrealized loss	(5,818,925,050)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(4,812,702,441)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$1,006,222,609	$1,049,903,472
Net realized gain (loss)	6,749,317,514	3,567,659,704
Net change in unrealized appreciation/depreciation	(12,568,242,564)	6,614,504,649

	(4,812,702,441)	11,232,067,825

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(5,765,113,809)	(4,660,640,417	)(a)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	8,154,979,913	8,669,060,752
Reinvestment of distributions	5,469,183,979	4,418,678,881
Cost of shares redeemed	(10,942,582,148)	(10,358,716,247)

Net change from Fund share transactions	2,681,581,744	2,729,023,386

Total change in net assets	(7,896,234,506)	9,300,450,794

NET ASSETS:
Beginning of year	70,900,926,653	61,600,475,859

End of year	$63,004,692,147	$70,900,926,653	(b)

SHARE INFORMATION:
Shares sold	40,043,780	44,674,938
Distributions reinvested	30,452,377	22,297,192
Shares redeemed	(54,124,818)	(53,003,282)

Net change in shares outstanding	16,371,339	13,968,848

(a)

Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions consisted of $1,054,882,152 from net investment income and $3,605,758,265 from net realized gain.

(b)	Includes undistributed net investment income of $7,788,890.

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 9

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by

PAGE 10 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the year ended December 31, 2018, these S&P 500 futures contracts had notional values up to 4% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2018:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(a)	$60,539,069,134	$—
Short-term Investments
Repurchase Agreement	—	2,093,209,000
Money Market Fund	250,412,031	—

Total	$60,789,481,165	$2,093,209,000

Other Investments
Futures Contracts
Appreciation	$1,506,941	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), certain corporate action transactions, derivatives, and distributions.

DODGE & COX STOCK FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Ordinary income	$1,021,848,439		$1,232,159,263
	($2.947 per share	)	($3.636 per share	)
Long-term capital gain	$4,743,265,370		$3,428,481,154
	($13.793 per share	)	($10.173 per share	)

At December 31, 2018, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$91,321,645
Undistributed long-term capital gain	2,175,559,439

At December 31, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$48,894,474,515

Unrealized appreciation	18,171,642,663
Unrealized depreciation	(4,181,920,072)

Net unrealized appreciation	13,989,722,591

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2018, the Fund’s commitment fee amounted to $426,145 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, aggregated $13,763,687,829 and $17,402,330,258, respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The Fund has early adopted the updated accounting standards on the Fund’s financial statements.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 12 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2018. Transactions during the year in these securities were as follows:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income(a)	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Year
COMMON STOCKS: 7.9%
COMMUNICATION SERVICES: 0.6%
Zayo Group Holdings, Inc.(b)	14,027,500	2,000,000	—	16,027,500	$—	$—	$(216,664,513)	$366,068,100

CONSUMER DISCRETIONARY: 0.3%
Mattel, Inc.(b)	16,700,000	3,804,501	—	20,504,501	—	—	(101,314,820)	204,839,965

ENERGY: 3.2%
Anadarko Petroleum Corp.	27,357,621	—	(400,000)	26,957,621	28,505,502	3,924,232	(263,811,523)	1,181,822,105
Apache Corp.	18,700,694	12,783,338	—	31,484,032	22,813,198	—	(373,508,584)	826,455,840
National Oilwell Varco, Inc.	18,698,800	1,300,000	(9,353,791)	10,645,009	3,398,645	(190,658,754)	156,065,615	—	(c)

								2,008,277,945

FINANCIALS: 0.3%
Brighthouse Financial, Inc.(b)	2,099,363	4,600,000	—	6,699,363	—	—	(114,097,793)	204,196,584
Capital One Financial Corp.	26,795,511	150,000	(4,284,298)	22,661,213	41,143,098	99,042,053	(654,296,219)	—	(c)

								204,196,584

INFORMATION TECHNOLOGY: 3.5%
Hewlett Packard Enterprise Co.	102,041,816	—	(17,746,023)	84,295,793	36,102,966	91,992,603	(131,709,225)	1,113,547,426
Juniper Networks, Inc.	22,833,165	2,800,000	—	25,633,165	17,951,879	—	(35,026,797)	689,788,470
Micro Focus International PLC ADR	14,012,968	9,987,409	—	24,000,377	17,771,945	—	(257,615,884)	413,046,488

								2,216,382,384

					$167,687,233	$4,300,134	$(1,991,979,743)	$4,999,764,978

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at year end

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$203.61	$184.30	$162.77	$180.94	$168.87
Income from investment operations:
Net investment income	2.90	3.09	3.05	2.42	2.83
Net realized and unrealized gain (loss)	(16.96)	30.03	30.56	(10.55)	14.60

Total from investment operations	(14.06)	33.12	33.61	(8.13)	17.43

Distributions to shareholders from:
Net investment income	(2.90)	(3.11)	(3.03)	(2.46)	(2.80)
Net realized gain	(13.84)	(10.70)	(9.05)	(7.58)	(2.56)

Total distributions	(16.74)	(13.81)	(12.08)	(10.04)	(5.36)

Net asset value, end of year	$172.81	$203.61	$184.30	$162.77	$180.94

Total return	(7.08)%	18.32%	21.27%	(4.47)%	10.43%
Ratios/supplemental data:
Net assets, end of year (millions)	$63,005	$70,901	$61,600	$54,845	$60,260
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.41%	1.58%	1.83%	1.36%	1.62%
Portfolio turnover rate	20%	13%	16%	15%	17%

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 14 ▪ DODGE & COX STOCK FUND

SPECIAL 2018 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $4,949,127,203 as long-term capital gain distributions in 2018.

The Fund designates up to a maximum amount of $1,390,396,699 of its distributions paid to shareholders in 2018 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 79% of its ordinary dividends paid to shareholders in 2018 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT

MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 13, 2018, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2019 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 8, 2018 and again on December 13, 2018 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, web site, and anti-money laundering. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board noted Dodge & Cox’s long record of favorable press and industry coverage, as well as its positive compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

DODGE & COX STOCK FUND ▪ PAGE 15

In addition, the Board considered that Dodge & Cox manages approximately $215 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts or to present material conflicts of interest with the operations of the Funds, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its careful and deliberate strategy with respect to new products, Dodge & Cox has had remarkable stability in its mutual fund product offerings over the course of the past 88 years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Bronze” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board completed an intensive review and assessment of each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board further noted that the equity funds have outperformed over their medium to long-term investment horizons as compared to their corresponding value equity indices.

The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a much smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group median in net expense ratios and that many media and industry reports specifically comment on the low cost of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the significant differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included

PAGE 16 ▪ DODGE & COX STOCK FUND

in the cost of a Fund. The Board further noted that many sophisticated institutional investors in the Funds that are eligible to open separate accounts at Dodge & Cox have decided for various reasons to invest in the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a very streamlined, efficient, and focused business approach toward investment management.

The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to proactively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown significantly over the long term, this growth has not been continuous or evenly distributed across all of the Funds (for example, the total assets of the Balanced Fund have actually declined over the past ten years). In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding and enhancing services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add important new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally.

In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has significantly outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

DODGE & COX STOCK FUND ▪ PAGE 17

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (60)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (57)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (59)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC	—
Roberta R.W. Kameda (58)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (61)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (44)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (52)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (69)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (58)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (66)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gary Roughead (67)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (67)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (72)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of February 14, 2019.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX STOCK FUND ▪ PAGE 19

Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Annual Report

December 31, 2018

Global Stock Fund

ESTABLISHED 2008

TICKER:  DODWX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/18 GSF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of –12.7% for the year ended December 31, 2018, compared to a return of –8.7% for the MSCI World Index.

MACRO CONCERNS BUFFETED MARKETS IN 2018

In 2018, global markets were weighed down by concerns about trade wars, rising interest rates, slowing economic growth, and political uncertainty. Pessimism and market volatility mounted, especially during the fourth quarter. As a result, nearly every asset class—stocks, bonds, and commodities—posted negative returns for the year. Outside the United States, the MSCI EAFE Index(a) declined 14%, the MSCI Emerging Markets Index declined 15%, and most other markets suffered double-digit percentage losses in 2018.

In the United States, the S&P 500 Index experienced two divergent periods of performance. During the first nine months of 2018, U.S. equities posted strong returns: the S&P 500 was up 11% and reached an all-time high in late September. U.S. growth stocks (the higher valuation portion of the equity market) outperformed value stocks (the lower valuation portion) by 13 percentage points,(b) continuing a longer-term trend. From 2014 through September 30, 2018, growth outperformed value by 39 percentage points,(c) fueled by growth-oriented companies in sectors and industries associated with technology—most notably the “FAANG” stocks (Facebook, Amazon, Apple, Netflix, Google). Starting in October, there was a significant market correction, especially among technology stocks. Companies in more value-oriented sectors, including Health Care and Utilities, outperformed. Overall, the S&P 500 declined 14% during the quarter, ending the year down 4%.

WHAT’S PRICED INTO VALUATIONS?

The forward price-to-earnings ratio for the MSCI World was 13.5 times at year end,(d) 21% lower than it was at the start of 2018. Valuations are currently attractive; for example, the MSCI EAFE trades at 11.9 times forward earnings. Over the past 30 years, the MSCI EAFE has traded at lower valuations only 25% of the time, including during the global financial crisis (2007-08) and the European sovereign debt crisis (2009-12), both periods of severe economic stress. Put another way, this valuation starting point already incorporates significant pessimism about the future. When we look at fundamentals, however, many of the companies in the Fund are generating attractive levels of earnings and cash flows, returning capital to shareholders through dividends and buybacks, and strengthening their balance sheets. In other words, many companies are more resilient than they were in previous periods of economic stress.

No one ever knows exactly how the future is going to unfold. Although fear and uncertainty dominate the headlines, our decades of experience have taught us to focus on valuations of individual companies relative to their fundamentals, rather than try to predict near-term market movements. We believe this ultimately serves our investors better in the long run. It is important to look at what is already priced into company valuations and revisit the underlying fundamentals and staying power behind each investment. As we have done in previous periods of volatility, we have added to areas where we see particularly attractive opportunities, such as in European and UK Financials, as well as in Energy.

European and UK Financials

In 2018, the Financials sector was the worst-performing sector of the MSCI World (down 17%) and a major detractor from the Fund’s performance. Financials comprised 31% of the Fund at year end, with 80% invested in companies in developed markets and 20% in emerging markets. The Fund’s emerging market bank holdings outperformed the overall market, with strong returns from Itau Unibanco (up 14%)(e) and ICICI Bank (up 5%). In contrast, the Fund’s 10 European and UK Financials holdings underperformed, down an average 31%.

Over the past few years, European and UK banks and insurance companies have faced many challenges, including slow growth, low interest rates, increasing capital requirements, and political uncertainty. When we discussed these holdings at the half-year mark, our enthusiasm was based on the combination of improving fundamentals and low valuations. Managements were cutting costs and restructuring businesses to increase returns. At that time, the Fund’s holdings traded at an average forward price-to-earnings ratio of nine times, low by historic standards. Since then, valuations have declined further, and several companies are now close to 10-year valuation lows—levels that were last seen during the European sovereign debt crisis.

We build the portfolio on a company-by-company basis, and we continue to revisit and retest each investment on its individual merits. Based on this work, we believe the Fund’s European Financials investments represent some of the best long-term opportunities available in the market today. As a result, we started a new position in Societe Generale (one of the largest banks in Europe) based on its stable and profitable core French and Czech retail banking businesses, upside optionality from future cost savings, and the resolution of its legacy legal issues. The company has a compelling valuation—0.4 times book value and six times forward earnings—with an attractive 8% dividend yield. We also recently added to several holdings, including BNP Paribas (a French-domiciled, pan-European retail and investment bank), UBS (the world’s largest private bank and wealth manager, based in Switzerland), and UniCredit (Italy’s largest bank).

UBS Group

At eight times forward earnings, UBS trades at its lowest valuation since the European debt crisis, while the company is in a much stronger financial position. It successfully restructured the investment banking division and boosted capital levels. All of its businesses generate a healthy return on equity, and the wealth management business appears well positioned to grow, especially in Asia. Looking forward, we believe the company will be able to return more capital to shareholders through dividends and buybacks. In addition, the CEO has been buying meaningful

PAGE 2 ▪ DODGE & COX GLOBAL STOCK FUND

amounts of shares personally, further aligning management’s interests with those of shareholders. Based on these factors, we added to the Fund’s position, which stood at 2.1% at year end.

Energy

During the fourth quarter, Brent crude oil prices dropped 35%, weighing heavily on the outlook for energy-related companies, and Energy was the worst-performing sector (down 24%) within the S&P 500. While the short-term direction of oil prices is difficult to forecast, we believe slower supply growth and increasing demand point to higher prices over our investment horizon. Weighing valuation against individual company fundamentals, we added to Apache, Baker Hughes (a GE Company), and Occidental Petroleum, among other Energy holdings.

Occidental Petroleum

A multinational oil and gas company based in the United States, Occidental Petroleum’s stock price declined 24% in the fourth quarter along with the broader Energy sector, due to concerns about the macro environment and oil supply. While the company faces political risks in Oman and the United Arab Emirates, we believe investors overreacted in the short term, given Occidental’s solid long-term underlying business fundamentals. Occidental is considered a partner of choice for many companies and countries due to its technological capabilities, experience managing reservoirs, and global reach. The company has an attractive growth profile and low-cost assets in the Permian Basin and the Middle East. Given low operating costs and modest maintenance capital expenditures, these businesses are profitable across a broad range of oil prices. Occidental’s proven management team has created a strong corporate culture with a focus on returns, steady growth, and consistent dividends. In addition, the company has a strong balance sheet, an attractive valuation at 14 times forward earnings, and a 5% dividend yield. On December 31, Occidental was a 1.4% position in the Fund.

IN CLOSING

We are enthusiastic about the long-term outlook for the portfolio. Many of the companies in the Fund are trading at very low valuations. Relative to the range of potential outcomes, we believe that the overall risk/reward profile for these companies is quite attractive. Our investment approach requires persistence and patience as share prices and currencies can be volatile in the short term. Hence, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2019

(a)	The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada.
(b)	The Russell 1000 Growth Index had a total return of 17.1% compared to 3.9% for the Russell 1000 Value Index from December 31, 2017 through September 30, 2018.
(c)	The Russell 1000 Growth Index had a total return of 72.5% compared to 33.2% for the Russell 1000 Value Index from December 31, 2014 through September 30, 2018.
(d)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2018.
(e)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 3

2018 PERFORMANCE REVIEW

The Fund underperformed the MSCI World by 3.9 percentage points in 2018.

Key Detractors from Relative Results

▪

Weaker returns from holdings in the Financials sector (down 19% compared to down 17% for the MSCI World sector), combined with an average overweight position (28% versus 17%), hurt results. Societe Generale (down 40%) and UniCredit (down 39%) detracted from returns.

▪	In the Communication Services sector, the Fund’s holdings (down 16% compared to down 8% for the MSCI World sector) performed poorly, especially Liberty Global (down 39%).
▪	Additional detractors included Magnit (down 51%) and JD.com (down 49%).

Key Contributors to Relative Results

▪

Strong returns in the Health Care sector (up 6% compared to up 2% for the MSCI World sector), combined with a higher average weighting (20% versus 12%), had a positive impact. Eli Lilly (up 40%), Express Scripts (up 24% to date of acquisition by Cigna), and GlaxoSmithKline (up 12%) were strong performers.

▪	Relative returns in the Materials sector (down 15% compared to down 17% for the MSCI World sector) contributed to results.
▪	Additional contributors included Dell Technologies (up 39%), Itau Unibanco (up 14%), and ICICI Bank (up 5%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2018

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund	–12.65%	7.52%	4.10%	11.45%
MSCI World Index	– 8.71	6.30	4.56	9.67

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2018	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$904.20	$2.98
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.08	3.16
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$11.03
Total Net Assets (billions)	$8.6
Expense Ratio	0.62%
Portfolio Turnover Rate	31%
30-Day SEC Yield(a)	1.97%
Active Share(b)	87%
Number of Companies	87
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Equity Investment Committee, whose seven members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Median Market Capitalization (billions)	$35	$11
Weighted Average Market Capitalization (billions)	$97	$128
Price-to-Earnings Ratio(c)	11.0x	13.5x
Countries Represented	20	23
Emerging Markets (Brazil, China, India, Mexico, Russia, South Africa, South Korea, Thailand)	16.5%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Comcast Corp. (United States)	2.8
Novartis AG (Switzerland)	2.6
Sanofi (France)	2.5
Alphabet, Inc. (United States)	2.4
Charter Communications, Inc. (United States)	2.3
ICICI Bank, Ltd. (India)	2.3
Roche Holding AG (Switzerland)	2.2
Itau Unibanco Holding SA (Brazil)	2.2
UBS Group AG (Switzerland)	2.1
GlaxoSmithKline PLC (United Kingdom)	2.1

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(f)	Fund	MSCI World
United States	44.5	61.7
Europe (excluding United Kingdom)	23.8	15.9
United Kingdom	9.5	5.9
Pacific (excluding Japan)	8.5	4.4
Latin America	4.9	0.0
Africa	2.9	0.0
Japan	2.5	8.6
Canada	1.1	3.3
Middle East	0.0	0.2

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	30.7	16.2
Health Care	18.3	13.4
Communication Services	17.3	8.3
Information Technology	8.7	14.9
Energy	6.7	5.9
Consumer Discretionary	5.6	10.4
Industrials	5.4	10.9
Materials	3.8	4.6
Consumer Staples	0.7	8.7
Real Estate	0.5	3.3
Utilities	0.0	3.4

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. The Fund’s total overlap with the MSCI World is the sum of each security’s calculated overlap.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(f)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

COMMON STOCKS: 92.9%

	SHARES	VALUE
COMMUNICATION SERVICES: 16.7%
MEDIA & ENTERTAINMENT: 13.7%
Alphabet, Inc., Class C(a) (United States)	201,999	$209,192,184
Altice Europe NV, Series A(a) (Netherlands)	7,733,145	14,930,086
Altice USA, Inc., Class A(a) (United States)	3,219,308	53,182,968
Baidu, Inc. ADR(a) (Cayman Islands/China)	628,000	99,600,800
Charter Communications, Inc., Class A(a) (United States)	687,597	195,944,517
Comcast Corp., Class A (United States)	6,996,600	238,234,230
DISH Network Corp., Class A(a) (United States)	1,066,600	26,633,002
Grupo Televisa SAB ADR (Mexico)	7,247,600	91,174,808
Liberty Global PLC, Series C(a) (United Kingdom)	3,937,900	81,278,256
Liberty Latin America Ltd, Series A(a) (Bermuda/United Kingdom)	142,748	2,066,991
Naspers, Ltd. (South Africa)	641,000	127,326,564
Television Broadcasts, Ltd. (Hong Kong)	2,509,500	4,732,513
Twenty-First Century Fox, Inc., Class A (United States)	818,900	39,405,468

		1,183,702,387
TELECOMMUNICATION SERVICES: 3.0%
Millicom International Cellular SA SDR (Luxembourg)	1,003,400	63,671,436
MTN Group, Ltd. (South Africa)	10,548,600	65,303,161
Sprint Corp.(a) (United States)	8,868,500	51,614,670
Zayo Group Holdings, Inc.(a) (United States)	3,383,900	77,288,276

		257,877,543

		1,441,579,930
CONSUMER DISCRETIONARY: 5.6%
AUTOMOBILES & COMPONENTS: 1.8%
Bayerische Motoren Werke AG (Germany)	894,300	72,426,750
Honda Motor Co., Ltd. (Japan)	3,289,100	85,947,971

		158,374,721
CONSUMER DURABLES & APPAREL: 0.3%
Mattel, Inc.(a) (United States)	2,594,367	25,917,726

RETAILING: 3.5%
Booking Holdings, Inc.(a) (United States)	63,100	108,684,702
JD.com, Inc. ADR(a) (Cayman Islands/China)	5,145,400	107,693,222
Qurate Retail, Inc., Series A(a) (United States)	4,308,072	84,093,565

		300,471,489

		484,763,936
CONSUMER STAPLES: 0.7%
FOOD & STAPLES RETAILING: 0.7%
Magnit PJSC (Russia)	1,171,100	59,113,867

ENERGY: 5.9%
Anadarko Petroleum Corp. (United States)	2,538,600	111,292,224
Apache Corp. (United States)	3,969,282	104,193,652
Baker Hughes, a GE Company (United States)	1,177,527	25,316,830
National Oilwell Varco, Inc. (United States)	162,035	4,164,300
Occidental Petroleum Corp. (United States)	1,937,063	118,896,927
Schlumberger, Ltd. (Curacao/United States)	1,233,600	44,508,288
Suncor Energy, Inc. (Canada)	3,416,300	95,553,911
Weatherford International PLC(a) (Ireland/United States)	4,434,175	2,478,704

		506,404,836
FINANCIALS: 28.5%
BANKS: 17.4%
Axis Bank, Ltd.(a) (India)	10,157,400	90,363,456
Banco Santander SA (Spain)	29,197,898	131,765,504

	SHARES	VALUE
Bank of America Corp. (United States)	4,797,300	$118,205,472
Barclays PLC (United Kingdom)	72,373,388	138,828,202
BNP Paribas SA (France)	3,164,200	142,509,845
ICICI Bank, Ltd. (India)	37,630,636	194,803,618
Kasikornbank PCL-Foreign (Thailand)	9,593,200	54,436,149
Mitsubishi UFJ Financial Group, Inc. (Japan)	7,650,000	37,723,222
Societe Generale SA (France)	4,174,400	132,532,799
Standard Chartered PLC (United Kingdom)	18,665,381	144,277,309
UniCredit SPA (Italy)	14,365,066	162,956,237
Wells Fargo & Co. (United States)	3,302,773	152,191,780

		1,500,593,593
DIVERSIFIED FINANCIALS: 9.5%
American Express Co. (United States)	714,700	68,125,204
Bank of New York Mellon Corp. (United States)	1,490,500	70,157,835
Capital One Financial Corp. (United States)	1,949,200	147,340,028
Charles Schwab Corp. (United States)	2,999,400	124,565,082
Credit Suisse Group AG (Switzerland)	9,836,499	108,399,620
Goldman Sachs Group, Inc. (United States)	678,900	113,410,245
UBS Group AG (Switzerland)	14,570,700	181,885,474

		813,883,488
INSURANCE: 1.6%
AEGON NV (Netherlands)	11,219,967	52,158,691
Aviva PLC (United Kingdom)	18,209,820	86,850,764

		139,009,455

		2,453,486,536
HEALTH CARE: 18.3%
HEALTH CARE EQUIPMENT & SERVICES: 3.0%
Cigna Corp. (United States)	454,038	86,230,966
CVS Health Corp. (United States)	1,523,300	99,806,616
UnitedHealth Group, Inc. (United States)	285,700	71,173,584

		257,211,166
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.3%
Alnylam Pharmaceuticals, Inc.(a) (United States)	358,500	26,138,235
AstraZeneca PLC (United Kingdom)	1,681,700	125,766,701
Bayer AG (Germany)	1,433,620	99,408,862
Bristol-Myers Squibb Co. (United States)	2,542,700	132,169,546
Eli Lilly and Co. (United States)	724,448	83,833,123
GlaxoSmithKline PLC (United Kingdom)	9,348,400	177,429,369
Incyte Corp.(a) (United States)	693,300	44,086,947
Novartis AG (Switzerland)	2,643,700	226,428,620
Roche Holding AG (Switzerland)	768,300	189,980,800
Sanofi (France)	2,468,762	213,348,030

		1,318,590,233

		1,575,801,399
INDUSTRIALS: 5.4%
CAPITAL GOODS: 3.6%
Johnson Controls International PLC (Ireland/United States)	5,578,840	165,412,606
Mitsubishi Electric Corp. (Japan)	8,114,500	88,958,504
Schneider Electric SA (France)	848,578	57,751,678

		312,122,788
TRANSPORTATION: 1.8%
FedEx Corp. (United States)	964,300	155,570,519

		467,693,307
INFORMATION TECHNOLOGY: 7.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.1%
Microchip Technology, Inc. (United States)	1,364,800	98,156,416

SOFTWARE & SERVICES: 2.5%
Dell Technologies, Inc., Class C(a) (United States)	797,343	38,966,153

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

INFORMATION TECHNOLOGY (continued)
	SHARES	VALUE
Micro Focus International PLC (United Kingdom)	3,319,349	$58,015,528
Microsoft Corp. (United States)	1,119,800	113,738,086

		210,719,767
TECHNOLOGY, HARDWARE & EQUIPMENT: 3.9%
Hewlett Packard Enterprise Co. (United States)	6,716,024	88,718,677
HP Inc. (United States)	1,995,200	40,821,792
Juniper Networks, Inc. (United States)	3,167,168	85,228,491
Samsung Electronics Co., Ltd. (South Korea)	1,146,200	39,659,290
TE Connectivity, Ltd. (Switzerland)	1,070,015	80,925,234

		335,353,484

		644,229,667
MATERIALS: 3.8%
Celanese Corp. (United States)	826,200	74,333,214
Cemex SAB de CV ADR (Mexico)	15,489,917	74,661,400
LafargeHolcim, Ltd. (Switzerland)	1,455,120	60,128,814
Linde PLC (Ireland/United States)	738,261	117,226,215

		326,349,643
REAL ESTATE: 0.5%
Hang Lung Group, Ltd. (Hong Kong)	15,217,900	38,662,614

TOTAL COMMON STOCKS (Cost $7,999,354,941)		$7,998,085,735

PREFERRED STOCKS: 4.2%
ENERGY: 0.8%
Petroleo Brasileiro SA (Brazil)	11,985,206	69,580,752

FINANCIALS: 2.2%
BANKS: 2.2%
Itau Unibanco Holding SA (Brazil)	20,300,994	186,833,158

INFORMATION TECHNOLOGY: 1.2%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.2%
Samsung Electronics Co., Ltd. (South Korea)	3,695,700	105,419,860

TOTAL PREFERRED STOCKS (Cost $187,385,925)		$361,833,770

EQUITY-LINKED NOTE: 0.6%
COMMUNICATION SERVICES: 0.6%
MEDIA & ENTERTAINMENT: 0.6%
Naspers, Ltd. excluding Tencent Holdings, Ltd.(a)(c) (South Africa)	191,000	52,530,730

TOTAL EQUITY-LINKED NOTE (Cost $49,510,485)		$52,530,730

SHORT-TERM INVESTMENTS: 2.2%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 1.8%
Fixed Income Clearing Corporation(b) 1.60%, dated 12/31/18, due 1/2/19, maturity value $160,618,276	$160,604,000	$160,604,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	34,309,242	34,309,242

TOTAL SHORT-TERM INVESTMENTS (Cost $194,913,242)		$194,913,242

TOTAL INVESTMENTS IN SECURITIES (Cost $8,431,164,593)	99.9%	$8,607,363,477
OTHER ASSETS LESS LIABILITIES	0.1%	6,831,965

NET ASSETS	100.0%	$8,614,195,442

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.375%-2.625%, 8/15/20-8/31/20. Total collateral value is $163,819,319.
(c)

Equity-linked note issued by JPMorgan Chase Bank, N.A. The note is designed to provide exposure to Naspers, Ltd. excluding the effect of Naspers, Ltd.’s investment in Tencent Holdings, Ltd. The note is exempt from registration under Rule 144A of the Securities Act of 1933. The note may be resold in transactions exempt from registration, normally to qualified institutional buyers.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 8 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index—Long Position	1,335	3/15/19	$167,222,100	$1,697,012
CURRENCY FORWARD CONTRACTS
		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to sell CHF:
Barclays	1/30/19	43,056,069	42,500,000	$(288,445)
Morgan Stanley	1/30/19	43,042,115	42,500,000	(302,398)
UBS	2/6/19	23,906,648	23,800,000	(382,147)
Goldman Sachs	2/27/19	20,218,767	20,000,000	(232,370)
HSBC	2/27/19	20,533,046	20,200,000	(122,603)
Contracts to sell CNH:
Credit Suisse	1/9/19	7,298,389	48,278,840	268,898
HSBC	1/9/19	5,460,337	36,209,130	188,219
HSBC	1/9/19	1,820,579	12,069,710	63,206
HSBC	1/9/19	1,820,112	12,069,710	62,740
HSBC	1/9/19	5,461,737	36,209,130	189,619
JPMorgan	1/16/19	22,554,310	147,128,533	1,132,771
JPMorgan	1/16/19	35,845,717	233,832,367	1,800,320
Citibank	1/30/19	7,918,195	51,135,704	473,604
Citibank	1/30/19	7,803,155	50,372,484	469,677
Citibank	1/30/19	439,944	2,840,015	26,481
Citibank	1/30/19	446,430	2,883,046	26,702
HSBC	1/30/19	7,881,608	50,881,297	474,055
HSBC	1/30/19	444,367	2,868,702	26,727
UBS	1/30/19	7,916,357	51,135,705	471,765
UBS	1/30/19	446,327	2,883,047	26,598
Citibank	2/13/19	5,050,348	32,500,000	319,109
Credit Suisse	2/13/19	5,047,760	32,500,000	316,520
Citibank	6/12/19	10,779,347	70,000,000	590,540
Barclays	7/24/19	14,015,826	96,000,000	43,155
JPMorgan	7/31/19	9,949,363	68,332,224	3,760
Citibank	8/7/19	11,988,187	82,856,354	(71,298)
Citibank	8/7/19	11,053,953	76,404,924	(66,546)
Citibank	8/7/19	12,047,102	82,856,354	(12,383)
HSBC	8/7/19	10,946,297	75,264,552	(8,224)
HSBC	8/7/19	11,875,064	81,619,692	(4,428)
HSBC	8/7/19	11,096,980	76,404,924	(23,520)
Barclays	8/28/19	6,702,608	46,000,000	7,573
Citibank	8/28/19	21,723,766	149,075,000	26,756
Goldman Sachs	8/28/19	21,713,641	149,075,000	16,631
JPMorgan	8/28/19	21,391,114	146,850,000	17,941
JPMorgan	10/23/19	22,835,938	160,000,000	(449,906)
Citibank	12/4/19	28,026,826	196,000,000	(496,947)

		Contract Amount
Counterparty	Settle Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to buy CHF:
Barclays	2/27/19	3,342,379	3,300,000	$32,059
Contracts to buy CNH:
Credit Suisse	1/9/19	1,401,274	9,680,000	8,152

Unrealized gain on currency forward contracts				7,083,578
Unrealized loss on currency forward contracts				(2,461,215)

Net unrealized gain on currency forward contracts				$4,622,363

The listed counterparty may be the parent company or one of its subsidiaries.

CHF: Swiss Franc

CNH: Chinese Yuan Renminbi

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018
ASSETS:
Investments in securities, at value (cost $8,431,164,593)	$8,607,363,477
Unrealized appreciation on currency forward contracts	7,083,578
Cash	100
Cash denominated in foreign currency (cost $58,370,931)	58,539,893
Deposits with broker for futures contracts	8,010,000
Receivable for variation margin for futures contracts	1,281,599
Receivable for investments sold	7,232,457
Receivable for Fund shares sold	7,886,160
Dividends and interest receivable	18,497,443
Prepaid expenses and other assets	64,930

8,715,959,637

LIABILITIES:
Unrealized depreciation on currency forward contracts	2,461,215
Cash received as collateral for currency forward contracts	6,410,000
Payable for investments purchased	74,218,122
Payable for Fund shares redeemed	8,400,221
Deferred foreign capital gains tax	5,437,215
Management fees payable	4,512,421
Accrued expenses	325,001

101,764,195

NET ASSETS	$8,614,195,442

NET ASSETS CONSIST OF:
Paid in capital	$8,257,850,693
Total distributable earnings	356,344,749

$8,614,195,442

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	780,653,262
Net asset value per share	$11.03

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends (net of foreign taxes of $13,212,620)	$204,691,315
Interest	2,164,865

206,856,180

EXPENSES:
Management fees	57,951,050
Custody and fund accounting fees	740,313
Transfer agent fees	292,176
Professional services	211,786
Shareholder reports	59,144
Registration fees	242,718
Trustees’ fees	324,167
ADR depositary service fees	236,557
Miscellaneous	155,769

60,213,680

NET INVESTMENT INCOME	146,642,500

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities (net of foreign capital gains taxes of $338,867)	752,161,043
Futures contracts	(7,549,893)
Currency forward contracts	(23,430,385)
Foreign currency transactions	(1,338,958)
Net change in unrealized appreciation/depreciation
Investments in securities (net of increase in deferred foreign capital gains tax of $1,577,542)	(2,154,785,002)
Futures contracts	716,083
Currency forward contracts	33,296,864
Foreign currency translation	(398,452)

Net realized and unrealized loss	(1,401,328,700)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(1,254,686,200)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$146,642,500	$86,363,057
Net realized gain (loss)	719,841,807	377,089,181
Net change in unrealized appreciation/depreciation	(2,121,170,507)	1,154,466,793

	(1,254,686,200)	1,617,919,031

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(770,232,844)	(397,832,847	)(a)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,404,694,112	2,601,130,740
Reinvestment of distributions	749,634,584	387,957,885
Cost of shares redeemed	(1,425,797,344)	(1,399,820,312)

Net change from Fund share transactions	728,531,352	1,589,268,313

Total change in net assets	(1,296,387,692)	2,809,354,497

NET ASSETS:
Beginning of year	9,910,583,134	7,101,228,637

End of year	$8,614,195,442	$9,910,583,134	(b)

SHARE INFORMATION:
Shares sold	103,488,968	195,795,071
Distributions reinvested	67,840,234	28,276,808
Shares redeemed	(105,831,354)	(105,299,029)

Net change in shares outstanding	65,497,848	118,772,850

(a)

Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions consisted of $87,312,909 from net investment income and $310,519,938 from net realized gain.

(b)	Includes undistributed net investment income of $849,242.

PAGE 10 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Equity-linked notes are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the

Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Equity-linked note An equity-linked note is a structured security linked to underlying reference equity securities. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Consolidated Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a

Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2018, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2018:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,165,616,171	$275,963,759
Consumer Discretionary	326,389,216	158,374,720
Consumer Staples	59,113,867	—
Energy	506,404,836	—
Financials	793,995,646	1,659,490,890
Health Care	543,439,017	1,032,362,382
Industrials	320,983,125	146,710,182
Information Technology	546,554,849	97,674,818
Materials	148,994,614	177,355,029
Real Estate	—	38,662,614
Preferred Stocks
Energy	—	69,580,752
Financials	—	186,833,158
Information Technology	—	105,419,860
Equity-Linked Note
Communication Services	—	52,530,730
Short-term Investments
Repurchase Agreement	—	160,604,000
Money Market Fund	34,309,242	—

Total Securities	$4,445,800,583	$4,161,562,894

PAGE 12 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Other Investments
Futures Contracts
Appreciation	$1,697,012	$—
Currency Forward Contracts
Appreciation	—	7,083,578
Depreciation	—	(2,461,215)

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund entered into various transactions involving derivative instruments, including currency forward contracts and futures contracts, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy.

The Fund entered into over-the-counter derivatives (each, an ‘‘OTC Derivative’’), such as currency forward contracts. Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (‘‘ISDA’’)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the year ended December 31, 2018, these S&P 500 futures contracts had notional values up to 5% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi, euro, and Swiss franc. During the year ended December 31, 2018, these currency forward contracts had U.S. dollar total values ranging from 4% to 7% of net assets.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. OTC Derivatives are presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts. Cash collateral pledged or received by the Fund for OTC Derivatives is reported gross in the Consolidated Statement of Assets and Liabilities as cash pledged/(received) as collateral for currency forward contracts. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of December 31, 2018. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount
Barclays	$82,787	$(288,445)	$—	$(205,658)
Citibank	1,932,869	(647,174)	(1,285,695)	—
Credit Suisse	593,570	—	(593,570)	—
Goldman Sachs	16,631	(232,370)	—	(215,739)
HSBC	1,004,566	(158,775)	(845,791)	—
JPMorgan	2,954,792	(449,906)	(2,504,886)	—
Morgan Stanley	—	(302,398)	—	(302,398)
UBS	498,363	(382,147)	(116,216)	—

Total	$7,083,578	$(2,461,215)	$(5,346,158)	$(723,795)

(a)

Cash collateral pledged/(received) in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral pledged/(received) is presented in the Consolidated Statement of Assets and Liabilities.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Ordinary income	$194,859,210		$133,923,724
	($0.273 per share	)	($0.204 per share	)
Long-term capital gain	$575,373,634		$263,909,123
	($0.806 per share	)	($0.402 per share	)

At December 31, 2018, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$5,895,860
Undistributed long-term capital gain	221,964,846

At December 31, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$8,479,533,886
Unrealized appreciation	1,360,173,647
Unrealized depreciation	(1,226,024,681)

Net unrealized appreciation	134,148,966

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2018, the Fund’s commitment fee amounted to $55,888 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, aggregated $3,266,905,184 and $2,914,596,709, respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods

PAGE 14 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

within those annual periods. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The Fund has early adopted the updated accounting standards on the Fund’s financial statements.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 15

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.86	$11.91	$10.46	$11.83	$11.48
Income from investment operations:
Net investment income	0.21	0.13	0.14	0.16	0.16
Net realized and unrealized gain (loss)	(1.96)	2.42	1.65	(1.11)	0.64

Total from investment operations	(1.75)	2.55	1.79	(0.95)	0.80

Distributions to shareholders from:
Net investment income	(0.25)	(0.13)	(0.14)	(0.19)	(0.15)
Net realized gain	(0.83)	(0.47)	(0.20)	(0.23)	(0.30)

Total distributions	(1.08)	(0.60)	(0.34)	(0.42)	(0.45)

Net asset value, end of year	$11.03	$13.86	$11.91	$10.46	$11.83

Total return	(12.65)%	21.51%	17.09%	(8.05)%	6.95%
Ratios/supplemental data:
Net assets, end of year (millions)	$8,614	$9,911	$7,101	$5,708	$5,895
Ratio of expenses to average net assets	0.62%	0.63%	0.63%	0.63%	0.65%
Ratio of net investment income to average net assets	1.52%	1.02%	1.36%	1.39%	1.42%
Portfolio turnover rate	31%	18%	25%	20%	17%

See accompanying Notes to Consolidated Financial Statements

PAGE 16 ▪ DODGE & COX GLOBAL STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Stock Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 17

SPECIAL 2018 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2018, the Fund elected to pass through to shareholders foreign source income of $199,409,341 and foreign taxes paid of $13,450,071.

The Fund designates $592,823,973 as long-term capital gain distributions in 2018.

The Fund designates up to a maximum amount of $240,420,251 of its distributions paid to shareholders in 2018 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 25% of its ordinary dividends paid to shareholders in 2018 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT

MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 13, 2018, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2019 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things,

Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 8, 2018 and again on December 13, 2018 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, web site, and anti-money laundering. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

PAGE 18 ▪ DODGE & COX GLOBAL STOCK FUND

The Board noted Dodge & Cox’s long record of favorable press and industry coverage, as well as its positive compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $215 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts or to present material conflicts of interest with the operations of the Funds, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its careful and deliberate strategy with respect to new products, Dodge & Cox has had remarkable stability in its mutual fund product offerings over the course of the past 88 years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Bronze” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board completed an intensive review and assessment of each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board further noted that the equity funds have outperformed over their medium to long-term investment horizons as compared to their corresponding value equity indices.

The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox.

The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a much smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group median in net expense ratios and that many media and industry reports specifically comment on the low cost of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the significant differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 19

services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. The Board further noted that many sophisticated institutional investors in the Funds that are eligible to open separate accounts at Dodge & Cox have decided for various reasons to invest in the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a very streamlined, efficient, and focused business approach toward investment management.

The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to proactively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown significantly over the long term, this growth has not been continuous or evenly distributed across all of the Funds (for example, the total assets of the Balanced Fund have actually declined over the past ten years). In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding and enhancing services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add important new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally.

In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has significantly outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

PAGE 20 ▪ DODGE & COX GLOBAL STOCK FUND

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 21

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 22 ▪ DODGE & COX GLOBAL STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (60)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (57)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (59)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC	—
Roberta R.W. Kameda (58)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (61)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (44)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (52)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (69)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (58)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (66)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gary Roughead (67)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (67)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (72)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of February 14, 2019.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 23

Global Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Annual Report

December 31, 2018

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

(Closed to New Investors)

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/18 ISF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of –18.0% for the year ended December 31, 2018, compared to a return of –13.8% for the MSCI EAFE (Europe, Australasia, Far East) Index. As fellow shareholders, we are disappointed by the Fund’s recent results, though optimistic about the opportunities ahead.

MACRO CONCERNS BUFFETED INTERNATIONAL MARKETS IN 2018

Nearly every asset class—stocks, bonds, and commodities—posted negative returns for the year. International equities were no exception, with most markets suffering double-digit percentage losses. Markets were weighed down by concerns about slowing global economic growth/potential recession, trade wars, rising interest rates, and political uncertainty. Pessimism mounted during the fourth quarter, as market volatility rose and the MSCI EAFE declined by 13%. Less economically sensitive sectors, such as Utilities and Health Care, fared better than more economically sensitive areas, such as Financials and Consumer Discretionary.

WHAT’S PRICED INTO VALUATIONS?

No one ever knows exactly how the future is going to unfold. Although fear and uncertainty have dominated the headlines, our decades of experience have taught us to focus on valuations of individual companies relative to their fundamentals, rather than try to predict near-term market movements.

The MSCI EAFE’s forward price-to-earnings ratio stood at 11.9 times at year end,(a) or 20% lower than at the start of 2018. Over the past 30 years, the MSCI EAFE has traded at lower valuations only 25% of the time, including the global financial crisis (2007-08) and the European sovereign debt crisis (2009-12), both periods of severe economic stress. Put another way, this valuation starting point already incorporates significant pessimism about the future. When we look at fundamentals, however, many of the companies in the Fund are generating attractive levels of earnings and cash flows, returning capital to shareholders through dividends and buybacks, and strengthening their balance sheets. Should a downturn materialize—which is not a certain outcome by any measure—many companies are more resilient than they were in previous periods of economic stress.

The temptation during volatile periods is to step away from the market and wait to see how things turn out. However, this temptation often causes investors to miss significant opportunities. As we have done in previous periods of volatility, we have leaned into areas where we see opportunity. One such example is Itau Unibanco,(b) the leading independent bank in Brazil, which we addressed in our semi-annual letter. Its shares were down 32% in the second quarter (21% in local currency) due to a truck drivers’ strike that paralyzed Brazil and heightened concerns about economic growth. Moreover, the country was preparing for a contentious presidential election in October.

At the time, no one knew what would happen in Brazil. Despite the uncertainty, we thought Itau’s valuation was especially attractive. We have long admired management’s ability to consistently generate returns on equity exceeding 15% over decades and through volatile economic cycles. Those factors, combined with our long-term horizon, affirmed our decision to add to the Fund’s position in the second quarter. The stock subsequently rose 34% in the second half of the year. To be sure, not everything works out that way, but this is an example of how focusing on what is priced in relative to long-term fundamentals helps set a course during uncertain times.

REVISITING HEALTHCARE AND FINANCIALS

In our semi-annual letter, we discussed the Health Care and Financials sectors, which are the Fund’s two largest overweight positions relative to the market. Below we provide an update on their performance and our longer-term outlook.

Health Care

Health Care was a relative bright spot as the Fund’s best-performing sector in 2018 (down 1%). Comprised primarily of European Pharmaceuticals, 18% of the Fund is invested in Health Care companies, compared to 11% of the MSCI EAFE.

When we last discussed these holdings, multiple factors drove our enthusiasm. Valuations were attractive and new drug approvals validated improving research productivity. Prodigious cash flow, largely insulated from economic swings, supported healthy dividends that provided a source of defensiveness. We thought Health Care was a better defensive alternative than Consumer Staples, where valuations were higher but growth prospects lower.

While we have trimmed several of the Fund’s holdings based on their relative outperformace, we remain optimistic about the Fund’s European Pharmaceuticals investments. The largest of these holdings is Sanofi, the world’s fifth-largest pharmaceutical company and a 3.7% position in the Fund at year end. The company’s portfolio is diversified with leading franchises in immunology, rare diseases, and vaccines. Its valuation is attractive at 13 times forward earnings, and we think the implied value of its research and development pipeline is the cheapest among large pharmaceutical companies. Sanofi has the potential to generate faster earnings growth in coming years, as the impact of patent expirations on some key drugs is being modulated with successful new drugs. In addition, management has ample room to cut costs and bring margins closer to the average of its peers.

Financials

In 2018, the Financials sector was the worst-performing sector of the MSCI EAFE (down 20%) and a major detractor from the Fund’s performance. Financials comprised 30% of the Fund at year end, with 22% invested in companies in developed markets and 8% in emerging markets. The Fund’s emerging market bank holdings outperformed the overall market, with strong returns from Itau Unibanco (up 14%) and ICICI Bank (up 5%). In contrast, the Fund’s 11 European and UK Financials holdings underperformed, down an average 31%.

Over the past few years, these European and UK banks and insurance companies have faced many challenges, including low growth and low interest rates, increasing capital requirements, and political uncertainty. When we discussed these holdings at the half-year mark, our enthusiasm was based on the combination of improving fundamentals and low valuations. Managements were cutting costs and restructuring businesses to increase returns. At that time, the Fund’s holdings traded at an average forward price-to-earnings ratio of nine times, low by historic standards. Since

PAGE 2 ▪ DODGE & COX INTERNATIONAL STOCK FUND

then, valuations have declined further, and several companies are now close to 10-year valuation lows—levels that were last seen during the European sovereign debt crisis. Yet fundamentals continue to improve, as evidenced by rising earnings projections across our holdings through 2018.

We build the portfolio on a company-by-company basis, and we continue to revisit and retest each investment on its individual merits. Based on this work, we believe the Fund’s European Financials investments represent some of the best long-term opportunities available in the market today.

One example is UBS, the world’s largest private bank and wealth manager. At eight times forward earnings, the company’s stock trades at its lowest valuation since the European debt crisis, but UBS is in a much stronger financial position. It successfully overcame concerns about tax avoidance, restructured the investment banking division, and boosted capital levels to comply with more stringent regulatory requirements. All of its businesses generate a healthy return on equity, and the wealth management business appears well positioned to grow, especially in Asia. Looking forward, we believe the company will be able to return more capital to shareholders through dividends and buybacks. In addition, the CEO has been buying meaningful amounts of shares personally, further aligning management’s interests with those of shareholders. Based on these factors, we added to the Fund’s position, which stood at 2.8% at year end.

IN CLOSING

We are enthusiastic about the long-term outlook for the portfolio. Many of the companies in the Fund are trading at very low valuations. Relative to the range of potential outcomes, we believe that the overall risk/reward profile for these companies is quite compelling.

While 2018 proved to be a challenging year, our investment team has successfully navigated a number of difficult periods in the market together. Our investment approach requires persistence and patience as share prices and currencies can be volatile in the short term. We encourage shareholders to remain focused on the long term, and we thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2019

(a)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2018.
(b)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 3

2018 PERFORMANCE REVIEW

The Fund underperformed the MSCI EAFE by 4.2 percentage points in 2018.

Key Detractors from Relative Results

▪

In the Financials sector, the Fund’s average overweight position (30% versus 20% for the MSCI EAFE) significantly detracted from results. Banks in Europe and the United Kingdom hindered performance, including UniCredit (down 39%), Credit Suisse (down 38%), BNP Paribas (down 37%), Societe Generale (down 36%), UBS (down 30%), and Barclays (down 29%).

▪

Within the Communication Services sector, the Fund’s stock selection in the Media industry hurt results, especially Liberty Global (down 39%) and Grupo Televisa (down 32%). MTN Group (down 41%) and Baidu (down 32%) were additional detractors.

▪	The Fund’s significant underweight position in traditional defensive sectors (such as Consumer Staples, Real Estate, and Utilities) detracted from results.
▪	Additional detractors included Magnit (down 51%), JD.com (down 49%), Schlumberger (down 45%), Bayer (down 43%), Mitsubishi Electric (down 32%), and Samsung Electronics (down 25%).

Key Contributors to Relative Results

▪	The Fund’s emerging markets Financials holdings contributed to performance. Itau Unibanco (up 14%), ICICI Bank (up 5%), and Axis Bank (flat) performed well.
▪

In the Health Care sector, the Fund’s average overweight position (17% versus 10% for the MSCI EAFE) and holdings (down 1% versus down 4%) helped performance. AstraZeneca (up 12%), GlaxoSmithKline (up 12%), Novartis (up 3%), Sanofi (up 4%), and Roche (flat) performed well.

▪	In the Materials sector, Linde (up 5%) contributed to performance.
▪	Ericsson (up 35%) and Petrobras (up 25%) also outperformed.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 23 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2018

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	–17.98%	3.25%	–0.48%	7.72%
MSCI EAFE Index	–13.79	2.87	0.53	6.32

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2018	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$883.30	$3.00
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.02	3.22
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$36.91
Total Net Assets (billions)	$48.1
Expense Ratio	0.63%
Portfolio Turnover Rate	17%
30-Day SEC Yield(a)	2.45%
Active Share(b)	87%
Number of Companies	69
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Equity Investment Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Median Market Capitalization (billions)	$29	$9
Weighted Average Market Capitalization (billions)	$69	$53
Price-to-Earnings Ratio(c)	10.3x	11.9x
Countries Represented	24	21
Emerging Markets (Brazil, China, India, Mexico, Russia, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	25.0%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Sanofi (France)	3.7
Samsung Electronics Co., Ltd. (South Korea)	3.6
Novartis AG (Switzerland)	3.5
Roche Holding AG (Switzerland)	3.2
ICICI Bank, Ltd. (India)	3.1
Itau Unibanco Holding SA (Brazil)	3.0
Naspers, Ltd. (South Africa)	2.9
UBS Group AG (Switzerland)	2.8
AstraZeneca PLC (United Kingdom)	2.4
Bayer AG (Germany)	2.4

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(f)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	39.3	45.5
United Kingdom	15.4	16.9
Pacific (excluding Japan)	12.8	12.4
Japan	8.7	24.6
United States	8.3	0.0
Latin America	7.3	0.0
Africa	4.5	0.0
Canada	2.4	0.0
Middle East	0.3	0.6

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	29.8	19.5
Health Care	17.5	11.2
Communication Services	11.7	5.5
Information Technology	9.6	6.0
Industrials	7.9	14.3
Energy	7.0	5.9
Consumer Discretionary	6.6	11.2
Materials	5.9	7.4
Utilities	1.7	3.7
Consumer Staples	0.7	11.6
Real Estate	0.6	3.7

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. The International Stock Fund’s total overlap with the MSCI EAFE is the sum of each security’s calculated overlap.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(f)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

COMMON STOCKS: 92.0%

	SHARES	VALUE
COMMUNICATION SERVICES: 11.0%
MEDIA & ENTERTAINMENT: 8.7%
Altice Europe NV, Series A(a) (Netherlands)	37,585,877	$72,565,606
Altice USA, Inc., Class A(a) (United States)	19,976,925	330,018,801
Baidu, Inc. ADR(a) (Cayman Islands/China)	3,997,187	633,953,858
Grupo Televisa SAB ADR (Mexico)	44,032,780	553,932,372
Liberty Global PLC, Series A(a)(b) (United Kingdom)	18,753,503	400,199,754
Liberty Global PLC, Series C(a) (United Kingdom)	34,615,554	714,465,035
Liberty Latin America Ltd, Series A(a)(b) (Bermuda/United Kingdom)	419,068	6,068,105
Naspers, Ltd. (South Africa)	7,133,795	1,417,038,381
Television Broadcasts, Ltd.(b) (Hong Kong)	39,842,700	75,136,916

		4,203,378,828
TELECOMMUNICATION SERVICES: 2.3%
America Movil SAB de CV, Series L (Mexico)	411,702,800	293,089,530
Millicom International Cellular SA SDR(b) (Luxembourg)	6,764,405	429,239,963
MTN Group, Ltd.(b) (South Africa)	61,950,680	383,517,742

		1,105,847,235

		5,309,226,063
CONSUMER DISCRETIONARY: 6.6%
AUTOMOBILES & COMPONENTS: 3.6%
Bayerische Motoren Werke AG (Germany)	8,459,001	685,069,834
Honda Motor Co., Ltd. (Japan)	28,773,055	751,873,058
Yamaha Motor Co., Ltd. (Japan)	14,753,100	287,130,422

		1,724,073,314
RETAILING: 3.0%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	2,431,400	333,271,998
Booking Holdings, Inc.(a) (United States)	266,600	459,197,172
JD.com, Inc. ADR(a) (Cayman Islands/China)	31,345,848	656,068,599

		1,448,537,769

		3,172,611,083
CONSUMER STAPLES: 0.7%
FOOD & STAPLES RETAILING: 0.7%
Magnit PJSC(b) (Russia)	6,445,340	325,342,817

ENERGY: 5.4%
Equinor ASA (Norway)	26,021,504	554,939,783
Schlumberger, Ltd. (Curacao/United States)	16,617,224	599,549,442
Suncor Energy, Inc. (Canada)	27,632,700	772,886,619
Total SA (France)	12,681,549	669,941,118
Weatherford International PLC(a) (Ireland/United States)	34,997,592	19,563,654

		2,616,880,616
FINANCIALS: 26.8%
BANKS: 19.8%
Axis Bank, Ltd.(a) (India)	62,352,425	554,706,970
Banco Santander SA (Spain)	221,454,320	999,388,386
Barclays PLC (United Kingdom)	535,660,998	1,027,516,539
BNP Paribas SA (France)	23,641,858	1,064,786,523
ICICI Bank, Ltd.(b) (India)	291,281,487	1,507,885,425
Kasikornbank PCL- Foreign(b) (Thailand)	66,108,227	375,127,936
Lloyds Banking Group PLC (United Kingdom)	1,017,285,600	672,197,367
Mitsubishi UFJ Financial Group, Inc. (Japan)	123,883,400	610,886,407

	SHARES	VALUE
Societe Generale SA (France)	27,510,442	$873,427,527
Standard Chartered PLC (United Kingdom)	113,089,413	874,144,291
UniCredit SPA (Italy)	85,589,562	970,921,607

		9,530,988,978
DIVERSIFIED FINANCIALS: 4.4%
Credit Suisse Group AG (Switzerland)	66,001,808	727,349,325
Haci Omer Sabanci Holding AS (Turkey)	47,323,154	67,099,314
UBS Group AG (Switzerland)	106,645,927	1,331,256,908

		2,125,705,547
INSURANCE: 2.6%
AEGON NV(b) (Netherlands)	114,920,818	534,236,815
Aviva PLC (United Kingdom)	142,336,627	678,866,937

		1,213,103,752

		12,869,798,277
HEALTH CARE: 17.5%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 17.5%
AstraZeneca PLC (United Kingdom)	15,463,200	1,156,422,456
Bayer AG (Germany)	16,286,450	1,129,321,198
GlaxoSmithKline PLC (United Kingdom)	59,301,200	1,125,516,081
Novartis AG (Switzerland)	12,279,770	1,051,742,398
Novartis AG ADR (Switzerland)	7,504,800	643,986,888
Roche Holding AG (Switzerland)	6,160,100	1,523,234,062
Sanofi (France)	20,664,022	1,785,764,841

		8,415,987,924
INDUSTRIALS: 7.9%
CAPITAL GOODS: 7.6%
Johnson Controls International PLC (Ireland/United States)	34,576,401	1,025,190,290
Mitsubishi Electric Corp. (Japan)	93,491,200	1,024,935,278
Nidec Corp. (Japan)	3,640,400	417,207,083
Schneider Electric SA (France)	12,114,246	824,459,308
Smiths Group PLC(b) (United Kingdom)	21,485,581	371,995,712

		3,663,787,671
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,256,304	141,166,698

		3,804,954,369
INFORMATION TECHNOLOGY: 7.9%
SOFTWARE & SERVICES: 1.4%
Fujitsu, Ltd. (Japan)	4,030,650	252,684,657
Micro Focus International PLC(b) (United Kingdom)	22,922,596	400,640,762

		653,325,419
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.5%
Brother Industries, Ltd. (Japan)	9,724,000	142,731,650
Hewlett Packard Enterprise Co. (United States)	32,204,847	425,426,029
Kyocera Corp. (Japan)	13,881,500	690,314,383
Samsung Electronics Co., Ltd. (South Korea)	26,562,150	919,068,235
TE Connectivity, Ltd. (Switzerland)	7,803,846	590,204,873
Telefonaktiebolaget LM Ericsson (Sweden)	43,044,300	379,392,609

		3,147,137,779

		3,800,463,198
MATERIALS: 5.9%
Akzo Nobel NV (Netherlands)	4,989,099	401,036,636
Cemex SAB de CV ADR (Mexico)	101,337,026	488,444,465
LafargeHolcim, Ltd. (Switzerland)	11,233,983	464,213,311
Linde PLC (Ireland/United States)	6,961,570	1,105,406,493
Nutrien, Ltd. (Canada)	8,063,453	378,982,291

		2,838,083,196
REAL ESTATE: 0.6%
Hang Lung Group, Ltd.(b) (Hong Kong)	110,219,400	280,023,530

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)

	SHARES	VALUE

UTILITIES: 1.7%
Engie (France)	56,998,700	$814,633,194

TOTAL COMMON STOCKS (Cost $49,376,807,355)		$44,248,004,267

PREFERRED STOCKS: 6.3%
ENERGY: 1.6%
Petroleo Brasileiro SA (Brazil)	132,036,900	766,547,253

FINANCIALS: 3.0%
BANKS: 3.0%
Itau Unibanco Holding SA (Brazil)	155,177,152	1,428,119,138

INFORMATION TECHNOLOGY: 1.7%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.7%
Samsung Electronics Co., Ltd. (South Korea)	28,739,700	819,800,078

TOTAL PREFERRED STOCKS (Cost $2,071,501,946)		$3,014,466,469

EQUITY-LINKED NOTE: 0.7%
COMMUNICATION SERVICES: 0.7%
MEDIA & ENTERTAINMENT: 0.7%
Naspers, Ltd. excluding Tencent Holdings, Ltd. 5/30/19(a)(d) (South Africa)	1,300,000	357,539,000

TOTAL EQUITY-LINKED NOTE (Cost $336,982,360)		$357,539,000

SHORT-TERM INVESTMENTS: 0.5%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 0.1%
Fixed Income Clearing Corporation(c) 1.60%, dated 12/31/18, due 1/2/19, maturity value $53,478,753	$53,474,000	$53,474,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	193,121,771	193,121,771

TOTAL SHORT-TERM INVESTMENTS (Cost $246,595,771)		$246,595,771

TOTAL INVESTMENTS IN SECURITIES (Cost $52,031,887,432)	99.5%	$47,866,605,507
OTHER ASSETS LESS LIABILITIES	0.5%	240,901,154

NET ASSETS	100.0%	$48,107,506,661

(a)	Non-income producing
(b)	See Note 10 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Note 2.625%, 8/15/20. Total collateral value is $54,545,266.
(d)

Equity-linked note issued by JPMorgan Chase Bank, N.A. The note is designed to provide exposure to Naspers, Ltd. excluding the effect of Naspers, Ltd.’s investment in Tencent Holdings, Ltd. The note is exempt from registration under Rule 144A of the Securities Act of 1933. The note may be resold in transactions exempt from registration, normally to qualified institutional buyers.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 8 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index—Long Position	8,337	3/15/19	$284,079,900	$(6,004,788)
Yen Denominated Nikkei 225 Index—Long Position	1,599	3/7/19	144,538,046	(10,054,811)

				$(16,059,599)

CURRENCY FORWARD CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to sell CHF:
Barclays	1/30/19	350,780,328	346,250,000	$(2,349,975)
Morgan Stanley	1/30/19	350,666,646	346,250,000	(2,463,656)
UBS	2/6/19	577,576,569	575,000,000	(9,232,545)
Goldman Sachs	2/27/19	141,531,369	140,000,000	(1,626,593)
HSBC	2/27/19	315,111,102	310,000,000	(1,881,529)
Contracts to sell CNH:
Credit Suisse	1/9/19	139,332,844	921,686,760	5,133,512
HSBC	1/9/19	23,171,000	153,614,460	804,445
HSBC	1/9/19	69,495,179	460,843,380	2,395,513
HSBC	1/9/19	69,512,999	460,843,380	2,413,334
HSBC	1/9/19	23,165,060	153,614,460	798,504
JPMorgan	1/16/19	281,062,458	1,833,454,733	14,116,118
JPMorgan	1/16/19	188,813,770	1,231,688,867	9,483,008
Citibank	1/30/19	27,943,631	180,387,314	1,681,946
Citibank	1/30/19	170,432,841	1,100,655,288	10,193,952
Citibank	1/30/19	167,956,687	1,084,227,597	10,109,423
Citibank	1/30/19	28,355,599	183,120,456	1,696,009
HSBC	1/30/19	169,645,335	1,095,179,391	10,203,655
HSBC	1/30/19	28,224,578	182,209,409	1,697,623
UBS	1/30/19	28,349,014	183,120,457	1,689,424
UBS	1/30/19	170,393,264	1,100,655,288	10,154,375
Citibank	2/13/19	163,165,092	1,050,000,000	10,309,675
Credit Suisse	2/13/19	163,081,463	1,050,000,000	10,226,046
JPMorgan	7/31/19	372,709,137	2,559,766,351	140,839
Citibank	8/7/19	179,693,317	1,241,950,358	(1,068,702)
Citibank	8/7/19	180,254,043	1,241,950,357	(507,975)
HSBC	8/7/19	177,930,391	1,223,413,785	(133,686)
Barclays	8/28/19	103,453,300	710,000,000	116,880
Citibank	8/28/19	73,226,178	502,500,000	90,190
Goldman Sachs	8/28/19	73,192,047	502,500,000	56,060
JPMorgan	8/28/19	72,104,880	495,000,000	60,474
Goldman Sachs	9/25/19	83,899,357	583,713,000	(1,054,660)
Barclays	12/4/19	46,081,464	321,750,000	(742,637)
Barclays	12/4/19	46,772,969	326,625,000	(760,587)
JPMorgan	12/4/19	46,797,765	326,625,000	(735,792)
UBS	12/4/19	46,441,841	325,000,000	(855,231)
Citibank	12/18/19	117,305,527	813,654,596	(1,103,261)

		Contract Amount
Counterparty	Settle Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to buy CHF:
Morgan Stanley	1/30/19	152,761,294	151,113,000	$1,354,459
Contracts to buy CNH:
Barclays	1/9/19	89,516,872	614,801,880	(558)
Citibank	1/9/19	90,873,189	624,117,060	(567)
Credit Suisse	1/9/19	90,800,474	624,117,060	72,147
Goldman Sachs	1/16/19	78,849,469	500,000,250	(6,050,705)
Goldman Sachs	1/16/19	78,802,246	500,000,250	(6,003,483)
Goldman Sachs	1/16/19	78,876,716	499,999,500	(6,078,062)

Unrealized gain on currency forward contracts				104,997,611
Unrealized loss on currency forward contracts				(42,650,204)

Net unrealized gain on currency forward contracts				$62,347,407

The listed counterparty may be the parent company or one of its subsidiaries.

CHF: Swiss Franc

CNH: Chinese Yuan Renminbi

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018
ASSETS:
Investments in securities, at value
Unaffiliated issuers (cost $48,362,880,713)	$45,584,026,053
Affiliated issuers (cost $3,669,006,719)	2,282,579,454

47,866,605,507
Unrealized appreciation on currency forward contracts	104,997,611
Cash pledged as collateral for currency forward contracts	23,520,000
Cash	100
Cash denominated in foreign currency (cost $16,134,175)	16,134,204
Deposits with broker for futures contracts	28,273,863
Receivable for variation margin for futures contracts	1,610,946
Receivable for investments sold	250,494,158
Receivable for Fund shares sold	62,262,107
Dividends and interest receivable	137,526,195
Prepaid expenses and other assets	233,127

48,491,657,818

LIABILITIES:
Unrealized depreciation on currency forward contracts	42,650,204
Cash received as collateral for currency forward contracts	96,140,000
Payable for Fund shares redeemed	197,132,944
Deferred foreign capital gains tax	20,053,023
Management fees payable	25,493,486
Accrued expenses	2,681,500

384,151,157

NET ASSETS	$48,107,506,661

NET ASSETS CONSIST OF:
Paid in capital	$54,258,694,214
Total accumulated loss	(6,151,187,553)

$48,107,506,661

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,303,277,574
Net asset value per share	$36.91

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends (net of foreign taxes of $164,336,469)
Unaffiliated issuers	$1,495,479,535
Affiliated issuers	192,734,187
Interest	9,483,052

1,697,696,774

EXPENSES:
Management fees	364,370,853
Custody and fund accounting fees	7,646,055
Transfer agent fees	5,422,433
Professional services	297,654
Shareholder reports	1,580,950
Registration fees	268,131
Trustees’ fees	324,167
ADR depositary service fees	1,664,222
Miscellaneous	1,167,414

382,741,879

NET INVESTMENT INCOME	1,314,954,895

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss
Investments in securities of unaffiliated issuers	1,482,772,588
Investments in securities of affiliated issuers (net of foreign taxes of $1,331,234)	(1,357,968,848)
Futures contracts	(85,152,438)
Currency forward contracts	(220,308,118)
Foreign currency transactions	(8,785,231)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	(12,121,274,124)
Investments in securities of affiliated issuers (net of decrease in deferred foreign capital gains tax of $12,825,586)	(606,278,493)
Futures contracts	(14,113,925)
Currency forward contracts	365,626,648
Foreign currency translation	(2,488,898)

Net realized and unrealized loss	(12,567,970,839)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(11,253,015,944)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$1,314,954,895	$968,379,628
Net realized gain (loss)	(189,442,047)	(371,445,449)
Net change in unrealized appreciation/depreciation	(12,378,528,792)	12,279,943,481

	(11,253,015,944)	12,876,877,660

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,392,029,880)	(1,246,064,935	)(a)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,786,364,752	8,048,181,192
Reinvestment of distributions	1,194,160,091	1,054,276,376
Cost of shares redeemed	(13,898,235,680)	(9,249,656,015)

Net change from Fund share transactions	(4,917,710,837)	(147,198,447)

Total change in net assets	(17,562,756,661)	11,483,614,278

NET ASSETS:
Beginning of year	65,670,263,322	54,186,649,044

End of year	$48,107,506,661	$65,670,263,322	(b)

SHARE INFORMATION:
Shares sold	177,112,322	184,640,901
Distributions reinvested	32,344,484	23,034,217
Shares redeemed	(323,973,781)	(212,133,063)

Net change in shares outstanding	(114,516,975)	(4,457,945)

(a)	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions consisted of $1,246,064,935 from net investment income.
(b)	Includes distributions in excess of net investment income of $291,728,937.

PAGE 10 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On January 16, 2015, the Fund closed to new investors. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Equity-linked notes are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Equity-linked note An equity-linked note is a structured security linked to underlying reference equity securities. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Consolidated Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2018, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2018:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$2,931,727,455	$2,377,498,608
Consumer Discretionary	1,448,537,769	1,724,073,314
Consumer Staples	325,342,817	—
Energy	1,391,999,715	1,224,880,901
Financials	—	12,869,798,277
Health Care	643,986,888	7,772,001,036
Industrials	1,025,190,290	2,779,764,079
Information Technology	1,015,630,902	2,784,832,296
Materials	867,426,756	1,970,656,440
Real Estate	—	280,023,530
Utilities	—	814,633,194
Preferred Stocks
Energy	—	766,547,253
Financials	—	1,428,119,138
Information Technology	—	819,800,078
Equity-Linked Note
Communication Services	—	357,539,000
Short-term Investments
Repurchase Agreement	—	53,474,000
Money Market Fund	193,121,771	—

Total Securities	$9,842,964,363	$38,023,641,144

PAGE 12 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)

Other Investments
Futures Contracts
Depreciation	$(16,059,599)	$—
Currency Forward Contracts
Appreciation	—	104,997,611
Depreciation	—	(42,650,204)

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund entered into various transactions involving derivative instruments, including currency forward contracts and futures contracts, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund entered into over-the-counter derivatives (each, an “OTC Derivative”), such as currency forward contracts. Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin are also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained long Euro Stoxx 50 futures contracts and long Yen Denominated Nikkei futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the year ended December 31, 2018, these futures contracts had notional values up to 3% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi, euro, and Swiss franc. During the year ended December 31, 2018, these currency forward contracts had U.S. dollar total values ranging from 7% to 13% of net assets.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. OTC Derivatives are presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts. Cash collateral pledged or received by the Fund for OTC Derivatives is reported gross in the Consolidated Statement of Assets and Liabilities as cash pledged/(received) as collateral for currency forward contracts. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of December 31, 2018. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount
Barclays	$116,880	$(3,853,757)	$3,120,000	$(616,877)
Citibank	34,081,195	(2,680,505)	(31,400,690)	—
Credit Suisse	15,431,705	—	(15,431,705)	—
Goldman Sachs	56,060	(20,813,503)	20,400,000	(357,443)
HSBC	18,313,074	(2,015,215)	(16,297,859)	—
JPMorgan	23,800,439	(735,792)	(23,064,647)	—
Morgan Stanley	1,354,459	(2,463,656)	—	(1,109,197)
UBS	11,843,799	(10,087,776)	(1,756,023)	—

Total	$104,997,611	$(42,650,204)	$(64,430,924)	$(2,083,517)

(a)

Cash collateral pledged/(received) in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral pledged/(received) is presented in the Consolidated Statement of Assets and Liabilities.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes.

	Year Ended December 31, 2018		Year Ended December 31, 2017
Ordinary income	$1,392,029,880		$1,246,064,935
	($1.080 per share	)	($0.892 per share	)
Long-term capital gain	—		—

At December 31, 2018, the tax basis components of distributable earnings were as follows:

Capital loss carryforward(a)	$(1,436,591,790)
Deferred loss(b)	(391,633,447)

At December 31, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$52,216,065,213

Unrealized appreciation	6,235,663,017
Unrealized depreciation	(10,538,834,915)

Net unrealized depreciation	(4,303,171,898)

(a)	Represents accumulated short-term and long-term capital loss as of December 31, 2018, which may be carried forward to offset future capital gains.
(b)

Represents net realized specified loss and capital loss incurred between November 1, 2018 and December 31, 2018. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2019.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2018, the Fund’s commitment fee amounted to $352,211 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, aggregated $10,292,098,170 and $15,178,320,127 respectively.

PAGE 14 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8—NEW ACCOUNTING GUIDANCE

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The Fund has early adopted the updated accounting standards on the Fund’s financial statements.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 10—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2018. Transactions during the year in these securities were as follows:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income(a)	Realized Gain (Loss)(a)	Net Change in Unrealized Appreciation/ Depreciation(a)	Value at End of Year
COMMON STOCKS: 4.7%
COMMUNICATION SERVICES: 1.8%
Liberty Global PLC, Series A(b)	18,753,503	—	—	18,753,503	$—	$—	$(271,925,794)	$400,199,754
Liberty Latin America Ltd, Series A(b)	3,917,037	—	(3,497,969)	419,068	—	(46,350,331)	37,471,292	—	(c)
Millicom International Cellular SA SDR	8,703,436	—	(1,939,031)	6,764,405	16,958,960	(60,469,528)	30,425,732	429,239,963
MTN Group, Ltd.	102,215,380	—	(40,264,700)	61,950,680	43,463,793	(507,835,931)	16,757,385	—	(c)
Television Broadcasts, Ltd.	40,022,900	—	(180,200)	39,842,700	6,631,583	(840,127)	(67,948,438)	75,136,916

								904,576,633

CONSUMER STAPLES: 0.7%
Magnit PJSC	5,432,785	1,045,500	(32,945)	6,445,340	23,268,255	(4,435,280)	(337,884,449)	325,342,817

ENERGY: 0.0%
Saipem SPA(b)	56,980,627	—	(56,980,627)	—	—	(811,495,790)	775,603,389	—

FINANCIALS: 0.0%
AEGON NV	134,755,530	6,744,988	(26,579,700)	114,920,818	42,041,791	(60,863,218)	(143,790,135)	—	(c)
ICICI Bank, Ltd.	384,183,576	32,327,700	(125,229,789)	291,281,487	8,695,524	91,464,914	13,578,449	—	(c)
Kasikornbank PCL- Foreign	132,832,727	—	(66,724,500)	66,108,227	13,304,191	45,018,718	(215,818,552)	—	(c)

								—

INDUSTRIALS: 0.8%
Smiths Group PLC	17,295,000	8,306,600	(4,116,019)	21,485,581	8,781,051	1,937,606	(38,197,198)	371,995,712

INFORMATION TECHNOLOGY: 0.8%
Micro Focus International PLC(d)	15,521,973	7,529,520	(128,897)	22,922,596	18,239,756	(1,562,688)	(280,364,674)	400,640,762

REAL ESTATE: 0.6%
Hang Lung Group, Ltd.	111,345,400	—	(1,126,000)	110,219,400	11,349,283	(2,537,193)	(124,185,500)	280,023,530

					$192,734,187	$(1,357,968,848)	$(606,278,493)	$2,282,579,454

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at year end
(d)	Includes transactions in Micro Focus International PLC ADR which was converted to ordinary shares during the year

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 15

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$46.32	$38.10	$36.48	$42.11	$43.04
Income from investment operations:
Net investment income	1.01	0.70	0.82	0.79	0.98
Net realized and unrealized gain (loss)	(9.34)	8.41	2.19	(5.58)	(0.94)

Total from investment operations	(8.33)	9.11	3.01	(4.79)	0.04

Distributions to shareholders from:
Net investment income	(1.08)	(0.89)	(0.85)	(0.84)	(0.97)
Net realized gain	—	—	(0.54)	—	—

Total distributions	(1.08)	(0.89)	(1.39)	(0.84)	(0.97)

Net asset value, end of year	$36.91	$46.32	$38.10	$36.48	$42.11

Total return	(17.98)%	23.94%	8.26%	(11.35)%	0.07%
Ratios/supplemental data:
Net assets, end of year (millions)	$48,108	$65,670	$54,187	$57,029	$64,040
Ratio of expenses to average net assets	0.63%	0.63%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	2.17%	1.57%	2.12%	1.86%	2.39%
Portfolio turnover rate	17%	17%	17%	18%	12%

See accompanying Notes to Consolidated Financial Statements

PAGE 16 ▪ DODGE & COX INTERNATIONAL STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox International Stock Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 17

SPECIAL 2018 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2018, the Fund elected to pass through to shareholders foreign source income of $2,122,893,859 and foreign taxes paid of $165,146,729.

The Fund designates up to a maximum of $1,952,851,642 of its distributions paid to shareholders in 2018 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 1% of its ordinary dividends paid to shareholders in 2018 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT

MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 13, 2018, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2019 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 8, 2018 and again on December 13, 2018 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, web site, and anti-money laundering. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

PAGE 18 ▪ DODGE & COX INTERNATIONAL STOCK FUND

The Board noted Dodge & Cox’s long record of favorable press and industry coverage, as well as its positive compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $215 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts or to present material conflicts of interest with the operations of the Funds, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its careful and deliberate strategy with respect to new products, Dodge & Cox has had remarkable stability in its mutual fund product offerings over the course of the past 88 years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Bronze” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board completed an intensive review and assessment of each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board further noted that the equity funds have outperformed over their medium to long-term investment horizons as compared to their corresponding value equity indices.

The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox.

The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a much smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group median in net expense ratios and that many media and industry reports specifically comment on the low cost of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the significant differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 19

for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. The Board further noted that many sophisticated institutional investors in the Funds that are eligible to open separate accounts at Dodge & Cox have decided for various reasons to invest in the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a very streamlined, efficient, and focused business approach toward investment management.

The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to proactively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown significantly over the long term, this growth has not been continuous or evenly distributed across all of the Funds (for example, the total assets of the Balanced Fund have actually declined over the past ten years). In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding and enhancing services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add important new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally.

In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has significantly outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

PAGE 20 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 21

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 22 ▪ DODGE & COX INTERNATIONAL STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (60)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (57)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (59)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC	—
Roberta R.W. Kameda (58)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (61)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (44)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (52)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (69)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (58)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (66)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gary Roughead (67)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (67)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (72)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of February 14, 2019.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 23

International Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Annual Report

December 31, 2018

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/18 BF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of –4.6% for year ended December 31, 2018, compared to a return of –2.4% for the Combined Index (a 60/40 blend of stocks and fixed income securities).

MARKET COMMENTARY

The U.S. equity market posted a loss for 2018 as the fourth quarter sell-off overwhelmed strong performance earlier in the year. During the first nine months of the year, U.S. equities posted solid returns: the S&P 500 Index was up 11% and reached an all-time high in late September. U.S. growth stocks (the higher valuation portion of the equity market) had outperformed value stocks (the lower valuation portion) by 13 percentage points during this period and by 39 percentage points since 2014.(a)

Starting in October, volatility spiked as investors became worried about the pace of U.S. interest rate increases, a weakening global economy, and rising geopolitical concerns, including the escalating trade conflict between the United States and China. Brexit-related uncertainty and Italy’s political turmoil also weighed on multinational companies. There was a significant correction in the fourth quarter, especially among technology stocks. Companies in more value-oriented sectors, including Health Care and Utilities, outperformed.

In fixed income, the broad U.S. investment-grade fixed income market posted a flat return for 2018 despite rising Treasury yields and the underperformance of corporate bonds. A flight to quality took hold during the fourth quarter as investors grappled with the aforementioned geopolitical uncertainty, changing expectations regarding the path of future Federal Reserve (Fed) rate hikes, and ongoing tensions between the United States and other important global trading partners.

INVESTMENT STRATEGY

Market volatility can create buying opportunities for patient, long-term, value-oriented investors like Dodge & Cox. As bottom-up investors, we pay close attention to macro factors, but our research process places more emphasis on individual company fundamentals relative to valuation, which we view as a more reliable factor in determining long-term investment merit.

We set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. We did not make any meaningful changes to this allocation during 2018. At year end, the Fund’s 65.2%(b) equity weighting (including 4.8% in preferred stocks) reflected our more positive outlook for total return potential from equities than from fixed income.

Equity Strategy

In 2018, we made gradual portfolio adjustments based on relative valuation changes. As valuations increased, we trimmed selected Information Technology and Health Care holdings that had performed strongly. The portfolio’s largest sale was Merck, a leading pharmaceutical company held in the portfolio since 2009. While the company has a strong management team, we decided to sell Merck given its higher valuation and our concerns about Merck’s dependence on its blockbuster cancer drug Keytruda for future sales growth. In addition, we believe the company is entering a period of heavy, sustained investment as it manages through a product cycle, which could pressure profit margins.

Nevertheless, the portfolio remained overweight the Health Care sector (22.1% compared to 15.5% for the S&P 500). We are enthusiastic about the portfolio’s Pharmaceuticals holdings, as valuations are attractive and new drug approvals demonstrate improving research productivity. Their substantial cash flow is not sensitive to economic swings and healthy dividends provide a solid, stable source of return. We also believe Health Care is a more attractive, defensive alternative to Consumer Staples, where valuations are higher but growth prospects are lower.

Additionally, as a result of individual security selection, we increased the portfolio’s Energy exposure from 7.6% to 8.0% during 2018—a significant add given the S&P 500 Energy sector was down 18%. We also increased the portfolio’s exposure to select Industrials companies as valuations declined. For example, we initiated a position in United Technologies(c) (highlighted below) and added to the portfolio’s existing holdings in FedEx and Johnson Controls International.

Energy

During the fourth quarter, Brent crude oil prices dropped 35%, weighing heavily on the outlook for energy-related companies, and Energy was the worst-performing sector (down 24%) within the S&P 500. While the short-term direction of oil prices is difficult to forecast, we believe slower supply growth and increasing demand point to higher prices in the next three to five years. Weighing valuation against individual company fundamentals, we recently added to the portfolio’s positions in Occidental Petroleum, among others.

A multinational oil and gas company, Occidental Petroleum’s stock price declined 24% in the fourth quarter along with the broader Energy sector, due to concerns about the macro environment and oil supply. While the company faces political risks in Oman and the United Arab Emirates, we believe investors overreacted in the short term, given Occidental’s solid long-term underlying business fundamentals. Occidental is considered a partner of choice for many companies and countries due to its technological capabilities, experience managing reservoirs, and global reach. The company has an attractive growth profile and low-cost assets in the Permian Basin and the Middle East. Given low operating costs and modest maintenance capital expenditures, these businesses are profitable across a broad range of oil prices. Occidental’s proven management team has created a strong corporate culture with a focus on returns, steady growth, and consistent dividends. In addition, the company has a strong balance sheet, an attractive valuation at 14 times forward earnings, and a 5% dividend yield. On December 31, Occidental was a 1.6% position in the equity portfolio.

PAGE 2 ▪ DODGE & COX BALANCED FUND

United Technologies

United Technologies is a multi-industry conglomerate comprised of world-class franchises in elevators/escalators (Otis), jet engines and aerospace supply (Pratt and Whitney), HVAC(d) (Carrier), fire/security, and refrigeration. United Technologies’ aerospace margins have been under pressure as Boeing and Airbus moved into the aftermarket, squeezing their supply base. Despite this risk, we believe the company is an attractive long-term investment opportunity at 14 times forward earnings. United Technologies has premier global franchises with attractive long-term growth potential and a high degree of forward visibility based on its substantial backlog (over seven years) of aerospace contracts. United Technologies recently acquired Rockwell Collins, making the combined company the largest global aerospace supplier. The launch of its new jet engine platform should drive earnings growth in the years ahead. Meanwhile, United Technologies has announced plans to split into three companies, which could create substantial shareholder value; we estimate each of its world-class franchises trades 15 to 20% below “pure-play” peers. United Technologies accounted for 1.3% of the equity portfolio on December 31.

Fixed Income Strategy

In response to changing valuations over the course of the year, we selectively added exposure across all major “spread” sectors, as the significant widening in yield premiums(e) resulted in a more favorable risk/reward dynamic. Amid these changes, however, the fixed income portfolio’s investment strategy has remained broadly consistent.

Credit: Adding Opportunistically at Attractive Valuations

The portfolio’s credit(f) weighting increased over the year, reflecting interesting opportunities in two distinct areas: issuance resulting from strategic corporate activity (e.g., mergers, acquisitions, spin-offs) and tactical additions to existing credit issuers. As always, these decisions are made at the individual security and issuer levels based on our team’s assessment of valuation and fundamentals.

We continued to find attractive opportunities among issuers tapping the new issue market to finance strategic transactions. We selectively participated in this segment of the market by focusing on large, durable enterprises that have a strong rationale for combining businesses, a commitment from management to de-lever, a credible plan for doing so, and multiple degrees of freedom to cushion against a negative surprise. For example, we recently added to Bayer, Cigna, Comcast, and CVS.

We also added to certain portfolio holdings, such as Cemex, Enel, and Petrobras, where pricing looked more attractive amid the broad widening of credit yield premiums. Other tactical purchases over the year included additions to high-quality corporates in the intermediate part of the curve. For example, we added to three- to five-year maturity securities issued by Ford Motor Credit and HSBC.

Although the backdrop and outlook for corporate borrowers have weakened slightly, we believe corporate fundamentals remain reasonable given healthy growth and profit margins, high interest coverage, and a well-capitalized banking sector. Valuations appear attractive against this fundamental backdrop for the kind of issuers we tend to favor. Our credit analysis emphasizes leading companies with durable cash flows and balance sheets that can weather a full economic cycle. Historically, credit yield premiums near current valuation levels have provided attractive investment entry points.

Securitized: Adding Liquidity and Incremental Yield

The portfolio’s holdings in the Securitized sector consist predominantly of Agency(g) MBS, with a smaller position in AAA-rated asset-backed securities (ABS). As a group, these securities add incremental yield over Treasuries in the intermediate portion of the yield curve and, given their high credit quality and strong liquidity, provide ballast for the overall fixed income portfolio. As with credit investments, we utilize in-house fundamental research on securities in this sector to identify attractive total return opportunities over a broad range of interest rate, spread, and prepayment scenarios.

Over the course of 2018, we added to several mortgage and asset-backed securities at compelling valuations. Within MBS, we added to the portfolio’s position in Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as Reverse Mortgages), among other holdings. These floating rate securities offer attractive spreads and low prepayment risk. Within ABS, we added to specific AAA-rated, floating rate ABS backed by 97% federally guaranteed student loans.

Defensive Duration(h): Mitigating Interest Rate Risk

We continue to position the fixed income portfolio defensively with regard to interest rate risk. The portfolio’s relative interest rate positioning is underpinned by three key factors. First, while we recognize that there will be a downshift in the pace of Fed tightening and the likely federal funds terminal rate over this cycle (implied by the rapid decline in interest rates in the fourth quarter), there is still a significant gap between market expectations for future federal funds rate increases (implied by the forward curve) and the Fed’s stated expectations. We believe this gap will narrow as the market prices in a more aggressive Fed hiking path. Second, we believe the U.S. economy remains on solid footing. While the boost to economic growth from the aggressive tax bill and expansionary budget will taper off in 2019, growth should remain solid. Third, the significant tightening in measures of unemployment has raised the prospects for more rapid wage growth and somewhat higher inflation than recent indicators show. Keeping in mind the Fed’s dual mandate of full employment and stable inflation, these factors should keep the Fed nudging short-term rates higher over time and add upward pressure on longer-term rates. For these reasons, we continue to believe that a shorter relative duration is prudent.

IN CLOSING

Despite the market turmoil, we remain optimistic about the long-term prospects for the Fund’s investments. The equity portfolio’s valuation is attractive and trades at a meaningful discount to the overall market: 12.1 times forward earnings compared to 15.4 times for the S&P 500. We continue to position the fixed income portfolio defensively from a capital preservation standpoint, while

DODGE & COX BALANCED FUND ▪ PAGE 3

seeking opportunities to add incremental yield through our bottom-up, research-driven investment approach. We also believe longer-term global economic growth will be better than many investors expect, and the Fund is well positioned to capitalize on this.

Our fundamental, active, value-oriented investment approach requires conviction and patience. Accordingly, maintaining a long-term investment horizon and staying the course are essential. We thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2019

(a)

The Russell 1000 Growth Index had a total return of 17.1% compared to 3.9% for the Russell 1000 Value Index from December 31, 2017 through September 30, 2018. The Russell 1000 Growth Index had a total return of 72.5% compared to 33.2% for the Russell 1000 Value Index from December 31, 2014 through September 30, 2018.

(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2018.
(c)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(d)	HVAC = heating, ventilation, and air conditioning.
(e)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(f)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
(g)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(h)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.

PAGE 4 ▪ DODGE & COX BALANCED FUND

2018 PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 2.3 percentage points in 2018. The Fund’s lower allocation to fixed income had a negative impact on relative results.

Equity Portfolio

▪

In Financials, the portfolio’s average overweight position (27% versus 14%) and weak returns (down 17% compared to down 13% for the S&P 500 sector) hampered results. Goldman Sachs (down 34%), Capital One Financial (down 23%), and Wells Fargo (down 22%) lagged.

▪

The Energy sector was the worst-performing segment of the portfolio (holdings down 28%) and the S&P 500 (down 18%). The portfolio’s higher average weighting in the sector (8% versus 6%) also hurt results. Schlumberger (down 45%), Apache (down 36%), and Baker Hughes, a GE Company (down 30%) were particularly weak.

▪

In Health Care, the portfolio’s overweight position and holdings (up 9% compared to up 6% for the S&P 500 sector) had a significant, positive impact. Eli Lilly (up 40%), Express Scripts (up 24% to date of acquisition by Cigna), AstraZeneca (up 14%), and GlaxoSmithKline (up 14%) performed well.

▪	Twenty-First Century Fox (up 41%) and Dell Technologies (up 39%) also contributed.

Fixed Income Portfolio

▪	The portfolio’s overweight to corporate bonds and underweight to U.S. Treasuries detracted from relative returns given the significant underperformance of credit.
▪	Security selection within credit was negative as several issuers underperformed, including Pemex, Telecom Italia, and TransCanada.
▪	The portfolio’s shorter relative duration (72% of the Bloomberg Barclays U.S. Agg’s duration) added significantly to relative returns.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 24 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is a ten-member committee with an average tenure of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX BALANCED FUND ▪ PAGE 5

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2018

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	–4.61%	5.77%	11.04%	7.86%
S&P 500 Index	–4.38	8.49	13.12	5.62
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	0.01	2.52	3.48	4.55
Combined Index(a)	–2.35	6.25	9.43	5.49

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2018	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$953.80	$2.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.57	2.67
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 6 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION (unaudited)	December 31, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$93.27
Total Net Assets (billions)	$14.2
Expense Ratio	0.53%
Portfolio Turnover Rate	24%
30-Day SEC Yield(a)	2.55%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Equity Investment Committee, whose nine members’ average tenure at Dodge & Cox is 24 years, and by the U.S. Fixed Income Investment Committee, whose ten members’ average tenure is 21 years.

EQUITY PORTFOLIO (65.2%)	Fund
Number of Common Stocks	69
Number of Preferred Stocks	5
Median Market Capitalization (billions)(b)	$36
Price-to-Earnings Ratio(b)(c)	12.1x
Foreign Securities not in the S&P 500(d)	8.0%

FIVE LARGEST SECTORS (%)	Common	Preferred	Fund
Financials	15.7	4.4	20.1
Health Care	14.4	—	14.4
Communication Services	9.4	0.4	9.8
Information Technology	8.5	—	8.5
Energy	5.2	—	5.2

TEN LARGEST EQUITIES (%)(e)	Common	Preferred	Fund
Wells Fargo & Co.	2.3	1.4	3.7
JPMorgan Chase & Co.	1.6	1.7	3.3
Comcast Corp.	2.6	0.4	3.0
Bank of America Corp.	1.7	0.5	2.2
Microsoft Corp.	2.1	—	2.1
Charter Communications, Inc.	2.0	—	2.0
Charles Schwab Corp.	1.9	—	1.9
Alphabet, Inc.	1.9	—	1.9
Capital One Financial Corp.	1.8	—	1.8
Novartis AG (Switzerland)	1.7	—	1.7

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (29.9%)	Fund
Number of Credit Issuers	51
Effective Duration (years)(g)	4.2

SECTOR DIVERSIFICATION (%)	Fund
U.S. Treasury(h)	2.9
Government-Related(i)	1.7
Securitized	13.3
Corporate	12.0

CREDIT QUALITY (%)(j)	Fund
U.S. Treasury/Agency/GSE(h)	13.7
Aaa	1.1
Aa	1.9
A	1.5
Baa	9.6
Ba	2.1
B	0.0
Caa	0.0

FIVE LARGEST CREDIT ISSUERS (%)(e)	Fund
Charter Communications, Inc.	0.8
HSBC Holdings PLC	0.5
Petroleos Mexicanos	0.5
State of California GO	0.5
Verizon Communications, Inc.	0.5

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Excludes the Fund’s preferred stock positions.
(c)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign stocks are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(g)	Interest rate derivatives reduce the duration of the fixed income portfolio by 0.2 years (i.e., total portfolio duration is 4.4 years without derivatives).
(h)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(i)	The portfolio’s Government-Related holdings include tax-exempt municipal securities; the Index classifies these securities as Municipal Bonds.
(j)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2018

COMMON STOCKS: 60.4%

	SHARES	VALUE
COMMUNICATION SERVICES: 9.4%
MEDIA & ENTERTAINMENT: 8.4%
Alphabet, Inc., Class A(a)	2,000	$2,089,920
Alphabet, Inc., Class C(a)	252,795	261,797,030
Charter Communications, Inc., Class A(a)	999,207	284,744,019
Comcast Corp., Class A	10,990,348	374,221,349
DISH Network Corp., Class A(a)	1,675,032	41,825,549
News Corp., Class A	1,057,504	12,002,670
Twenty-First Century Fox, Inc., Class A	3,483,400	167,621,208
Twenty-First Century Fox, Inc., Class B	852,000	40,708,560

		1,185,010,305
TELECOMMUNICATION SERVICES: 1.0%
AT&T, Inc.	1,566,716	44,714,075
Sprint Corp.(a)	8,537,071	49,685,753
Zayo Group Holdings, Inc.(a)	2,225,000	50,819,000

		145,218,828

		1,330,229,133
CONSUMER DISCRETIONARY: 2.3%
AUTOMOBILES & COMPONENTS: 0.2%
Harley-Davidson, Inc.	938,400	32,018,208

CONSUMER DURABLES & APPAREL: 0.2%
Mattel, Inc.(a)	3,118,723	31,156,043

RETAILING: 1.9%
Booking Holdings, Inc.(a)	76,300	131,420,646
Qurate Retail, Inc., Series A(a)	4,285,850	83,659,792
Target Corp.	166,681	11,015,947
The Gap, Inc.	1,570,000	40,443,200

		266,539,585

		329,713,836

CONSUMER STAPLES: 0.3%
FOOD, BEVERAGE & TOBACCO: 0.3%
Molson Coors Brewing Company, Class B	847,896	47,617,839

ENERGY: 5.2%
Anadarko Petroleum Corp.	3,653,892	160,186,625
Apache Corp.	4,460,439	117,086,524
Baker Hughes, a GE Company	4,880,100	104,922,150
Concho Resources, Inc.(a)	284,400	29,233,476
Halliburton Co.	2,430,000	64,589,400
National Oilwell Varco, Inc.	1,538,241	39,532,794
Occidental Petroleum Corp.	2,346,814	144,047,443
Schlumberger, Ltd. (Curacao/United States)	2,084,921	75,223,950
Weatherford International PLC(a) (Ireland/United States)	3,970,000	2,219,230

		737,041,592
FINANCIALS: 15.7%
BANKS: 6.0%
Bank of America Corp.	9,810,300	241,725,792
BB&T Corp.	1,250,584	54,175,299
JPMorgan Chase & Co.	2,253,100	219,947,622
Wells Fargo & Co.	7,220,106	332,702,485

		848,551,198
DIVERSIFIED FINANCIALS: 7.8%
American Express Co.	2,223,000	211,896,360
Bank of New York Mellon Corp.	4,437,400	208,868,418
Capital One Financial Corp.	3,361,248	254,076,736
Charles Schwab Corp.	6,727,200	279,380,616
Goldman Sachs Group, Inc.	920,000	153,686,000

		1,107,908,130
INSURANCE: 1.9%
AEGON NV (Netherlands)	12,230,828	56,873,350
Brighthouse Financial, Inc.(a)	967,818	29,499,093

	SHARES	VALUE
MetLife, Inc.	4,481,300	$184,002,178

		270,374,621

		2,226,833,949
HEALTH CARE: 14.4%
HEALTH CARE EQUIPMENT & SERVICES: 3.6%
Cigna Corp.	1,124,620	213,587,909
CVS Health Corp.	1,320,000	86,486,400
Danaher Corp.	349,100	35,999,192
Medtronic PLC (Ireland/United States)	514,200	46,771,632
UnitedHealth Group, Inc.	495,072	123,332,336

		506,177,469
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.8%
Alnylam Pharmaceuticals, Inc.(a)	386,000	28,143,260
AstraZeneca PLC ADR (United Kingdom)	4,375,899	166,196,644
Bristol-Myers Squibb Co.	3,784,800	196,733,904
Eli Lilly and Co.	1,416,049	163,865,190
Gilead Sciences, Inc.	1,555,680	97,307,784
GlaxoSmithKline PLC ADR (United Kingdom)	4,515,000	172,518,150
Incyte Corp.(a)	470,000	29,887,300
Novartis AG ADR (Switzerland)	2,880,600	247,184,286
Roche Holding AG ADR (Switzerland)	6,031,000	187,443,480
Sanofi ADR (France)	5,685,265	246,797,354

		1,536,077,352

		2,042,254,821
INDUSTRIALS: 4.0%
CAPITAL GOODS: 2.1%
Johnson Controls International PLC (Ireland/United States)	6,077,214	180,189,395
United Technologies Corp.	1,160,000	123,516,800

		303,706,195
TRANSPORTATION: 1.9%
FedEx Corp.	1,371,354	221,240,541
Union Pacific Corp.	295,400	40,833,142

		262,073,683

		565,779,878
INFORMATION TECHNOLOGY: 8.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.2%
Maxim Integrated Products, Inc.	770,191	39,164,213
Microchip Technology, Inc.	1,760,900	126,643,928

		165,808,141
SOFTWARE & SERVICES: 2.9%
Dell Technologies, Inc., Class C(a)	802,168	39,201,950
Micro Focus International PLC ADR (United Kingdom)	3,678,727	63,310,892
Microsoft Corp.	2,921,400	296,726,598
Synopsys, Inc.(a)	40,602	3,420,312

		402,659,752
TECHNOLOGY, HARDWARE & EQUIPMENT: 4.4%
Cisco Systems, Inc.	2,746,000	118,984,180
Hewlett Packard Enterprise Co.	12,545,520	165,726,319
HP Inc.	7,066,573	144,582,084
Juniper Networks, Inc.	3,350,329	90,157,353
TE Connectivity, Ltd. (Switzerland)	1,438,836	108,819,167

		628,269,103

		1,196,736,996
MATERIALS: 0.6%
Ball Corporation	172,986	7,953,896
Celanese Corp.	817,532	73,553,354

		81,507,250

TOTAL COMMON STOCKS (Cost $6,283,814,700)		$8,557,715,294

PAGE 8 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2018

PREFERRED STOCKS: 4.8%

	PAR VALUE	VALUE
COMMUNICATION SERVICES: 0.4%
MEDIA & ENTERTAINMENT: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(c)	$53,210,000	$53,875,125

FINANCIALS: 4.4%
BANKS: 4.4%
Bank of America Corp. 6.10%(g)	16,008,000	15,767,880
Bank of America Corp. 6.25%(g)	52,470,000	51,840,360
Citigroup, Inc. 5.95%(g)	5,175,000	4,722,705
Citigroup, Inc. 5.95%(g)	77,327,000	69,980,935
Citigroup, Inc. 6.25%(g)	45,886,000	43,945,022
JPMorgan Chase & Co. 6.10%(g)	246,575,000	245,033,906
Wells Fargo & Co. 5.875%(g)	202,295,000	199,958,493

		631,249,301

TOTAL PREFERRED STOCKS (Cost $700,532,952)		$685,124,426

DEBT SECURITIES: 29.9%
U.S. TREASURY: 2.9%
U.S. Treasury Note/Bond
1.125%, 7/31/21	9,770,000	9,438,623
1.75%, 11/30/21	101,300,000	99,252,408
2.875%, 9/30/23	100,000,000	101,621,179
2.875%, 10/31/23	100,000,000	101,659,096
2.875%, 11/30/23	91,885,000	93,480,192

		405,451,498
GOVERNMENT-RELATED: 1.7%
FEDERAL AGENCY: 0.0%
Small Business Admin. — 504 Program
Series 1999-20F 1, 6.80%, 6/1/19	26,059	26,206
Series 2000-20D 1, 7.47%, 4/1/20	266,872	270,524
Series 2000-20E 1, 8.03%, 5/1/20	54,053	55,025
Series 2000-20G 1, 7.39%, 7/1/20	124,041	125,719
Series 2000-20I 1, 7.21%, 9/1/20	46,880	47,489
Series 2001-20E 1, 6.34%, 5/1/21	258,476	263,664
Series 2001-20G 1, 6.625%, 7/1/21	263,355	269,128
Series 2003-20J 1, 4.92%, 10/1/23	1,116,453	1,154,972
Series 2007-20F 1, 5.71%, 6/1/27	1,438,634	1,513,268

		3,725,995
FOREIGN AGENCY: 0.7%
Petroleo Brasileiro SA (Brazil) 4.375%, 5/20/23	7,620,000	7,268,490
5.999%, 1/27/28	18,785,000	17,686,265
Petroleos Mexicanos (Mexico) 6.875%, 8/4/26	13,775,000	13,389,300
6.50%, 3/13/27	18,400,000	17,296,000
6.625%, 6/15/35	9,425,000	8,228,025
6.375%, 1/23/45	20,125,000	16,200,625
6.75%, 9/21/47	5,925,000	4,899,323
6.35%, 2/12/48	15,466,000	12,318,978

		97,287,006
LOCAL AUTHORITY: 1.0%
New Jersey Turnpike Authority RB 7.102%, 1/1/41	12,436,000	16,988,447
State of California GO 7.50%, 4/1/34	13,470,000	18,355,973
7.55%, 4/1/39	14,475,000	20,736,161
7.30%, 10/1/39	18,730,000	25,711,046
7.625%, 3/1/40	4,590,000	6,535,196
State of Illinois GO 5.877%, 3/1/19	10,225,000	10,270,195
5.00%, 11/1/20	8,000,000	8,260,560
5.00%, 11/1/21	10,500,000	10,977,645
5.10%, 6/1/33	22,615,000	21,561,819

		139,397,042

		240,410,043

	PAR VALUE	VALUE
SECURITIZED: 13.3%
ASSET-BACKED: 2.5%
Auto Loan: 0.2%
Ford Credit Auto Owner Trust
Series 2015-REV1 A, 2.12%, 7/15/26(c)	$16,450,000	$16,281,971
Series 2017-REV2 A, 2.36%, 3/15/29(c)	6,721,000	6,546,950

		22,828,921
Credit Card: 0.3%
Bank of America Credit Card Trust Series 2018-A1 A1, 2.70%, 7/17/23	44,399,000	44,236,695
Other: 0.4%
Rio Oil Finance Trust (Brazil) 9.25%, 7/6/24(c)	22,697,041	24,200,720
9.75%, 1/6/27(c)	32,065,226	35,071,341

		59,272,061
Student Loan: 1.6%
Navient Student Loan Trust USD LIBOR 1-Month
+0.80%, 3.306%, 7/26/66(c)	9,239,626	9,254,838
+1.15%, 3.656%, 7/26/66(c)	6,902,000	6,979,425
+0.75%, 3.256%, 3/25/67(c)	86,422,000	85,942,945
SLM Student Loan Trust USD LIBOR 1-Month
+0.75%, 3.256%, 1/25/45(c)	43,805,592	43,549,369
USD LIBOR 3-Month
+0.17%, 2.66%, 1/25/41	15,288,203	14,832,504
+0.55%, 3.04%, 10/25/64(c)	49,262,000	49,384,017
SLM Student Loan Trust (Private Loans) Series 2014-A A2A, 2.59%, 1/15/26(c)	1,337,801	1,335,453
SMB Private Education Loan Trust (Private Loans) Series 2018-B A2A, 3.60%, 1/15/37(c)	19,845,000	20,095,392

		231,373,943

		357,711,620
CMBS: 0.2%
Agency CMBS: 0.2%
Fannie Mae Multifamily DUS
Pool AL8144, 2.405%, 10/1/22	7,692,715	7,636,101
Pool AL9086, 2.306%, 7/1/23	1,587,917	1,558,186
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.366%, 3/25/26(f)	10,571,095	867,082
Series K056 X1, 1.266%, 5/25/26(f)	4,631,864	353,439
Series K057 X1, 1.192%, 7/25/26(f)	3,797,030	279,422
Series K064 X1, 0.608%, 3/25/27(f)	9,538,316	401,180
Series K065 X1, 0.674%, 4/25/27(f)	44,274,096	2,082,614
Series K066 X1, 0.753%, 6/25/27(f)	37,814,529	1,996,055
Series K069 X1, 0.369%, 9/25/27(f)	238,701,660	6,790,179

		21,964,258

		21,964,258
MORTGAGE-RELATED: 10.6%
Federal Agency CMO & REMIC: 2.1%
Dept. of Veterans Affairs
Series 1995-1 1, 6.848%, 2/15/25(f)	185,626	196,116
Series 1995-2C 3A, 8.793%, 6/15/25	89,521	100,237
Series 2002-1 2J, 6.50%, 8/15/31	6,402,061	7,192,062
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,395,779	1,541,058
Trust 2009-66 ET, 6.00%, 5/25/39	982,232	1,020,956
Trust 2009-30 AG, 6.50%, 5/25/39	1,461,144	1,584,708
Trust 2001-T7 A1, 7.50%, 2/25/41	1,061,013	1,207,566
Trust 2001-T5 A3, 7.50%, 6/19/41(f)	466,032	524,430
Trust 2001-T8 A1, 7.50%, 7/25/41	1,145,982	1,299,458
Trust 2001-T4 A1, 7.50%, 7/25/41	1,134,531	1,296,361
Trust 2001-W3 A, 7.00%, 9/25/41(f)	713,496	760,891

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2001-T10 A2, 7.50%, 12/25/41	$819,348	$937,105
Trust 2013-106 MA, 4.00%, 2/25/42	7,351,688	7,570,693
Trust 2002-W6 2A1, 7.00%, 6/25/42(f)	1,150,561	1,245,750
Trust 2002-W8 A2, 7.00%, 6/25/42	1,429,682	1,627,789
Trust 2003-W2 1A1, 6.50%, 7/25/42	2,425,877	2,680,457
Trust 2003-W2 1A2, 7.00%, 7/25/42	987,696	1,117,738
Trust 2003-W4 4A, 7.50%, 10/25/42(f)	1,173,603	1,295,361
Trust 2012-121 NB, 7.00%, 11/25/42	1,657,639	1,861,525
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,480,662	1,656,699
Trust 2004-W2 5A, 7.50%, 3/25/44	2,148,498	2,383,905
Trust 2004-W8 3A, 7.50%, 6/25/44	369,649	420,540
Trust 2005-W4 1A2, 6.50%, 8/25/45	3,499,269	3,895,470
Trust 2009-11 MP, 7.00%, 3/25/49	3,192,669	3,627,646
USD LIBOR 1-Month
+0.55%, 3.056%, 9/25/43	6,925,480	6,999,446
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	24,961	25,222
Series 16 PK, 7.00%, 8/25/23	1,056,844	1,114,088
Series T-48 1A4, 5.538%, 7/25/33	22,666,175	24,316,841
Series T-51 1A, 6.50%, 9/25/43(f)	155,413	175,990
Series T-59 1A1, 6.50%, 10/25/43	8,052,396	9,340,229
Series 4281 BC, 4.50%, 12/15/43(f)	42,797,198	45,495,275
USD LIBOR 1-Month
+0.61%, 3.065%, 9/15/43	15,530,539	15,718,598
Ginnie Mae
USD LIBOR 1-Month
+0.62%, 2.934%, 9/20/64	3,829,314	3,848,866
USD LIBOR 12-Month
+0.30%, 2.26%, 1/20/67	24,305,644	24,456,327
+0.23%, 3.07%, 10/20/67	22,353,891	22,419,777
+0.23%, 3.07%, 10/20/67	13,556,636	13,594,687
+0.06%, 2.35%, 12/20/67	35,299,524	35,118,081
+0.08%, 2.81%, 5/20/68	10,015,063	9,961,856
+0.25%, 3.05%, 6/20/68	30,917,783	31,083,437

		290,713,241
Federal Agency Mortgage Pass-Through: 8.5%
Fannie Mae, 15 Year 6.00%, 3/1/22	110,203	112,221
4.50%, 1/1/25-1/1/27	7,620,368	7,842,883
3.50%, 11/1/25-12/1/29	21,738,893	22,018,071
Fannie Mae, 20 Year 4.00%, 11/1/30-2/1/37	40,690,269	42,107,384
4.50%, 1/1/31-12/1/34	62,175,059	65,027,356
3.50%, 6/1/35-4/1/37	76,715,520	77,473,465
Fannie Mae, 30 Year 6.50%, 12/1/28-8/1/39	14,467,604	16,282,209
5.50%, 7/1/33-8/1/37	9,398,704	10,124,269
6.00%, 9/1/36-8/1/37	13,067,149	14,257,817
7.00%, 8/1/37	356,854	394,619
4.50%, 1/1/39-7/1/48	374,781,538	389,681,444
Fannie Mae, 40 Year 4.50%, 6/1/56	38,650,223	40,167,444
Fannie Mae, Hybrid ARM 1-Year U.S. Treasury CMT
+2.05%, 4.305%, 9/1/34	709,629	740,647
USD LIBOR 12-Month
+1.35%, 4.257%, 12/1/34	1,054,343	1,088,357
+1.58%, 3.947%, 1/1/35	770,367	801,967
+1.51%, 4.293%, 8/1/35	678,554	703,569
+1.64%, 3.807%, 5/1/37	972,686	1,015,968
+1.85%, 4.188%, 7/1/39	1,504,774	1,544,644
+1.78%, 3.763%, 11/1/40	1,434,526	1,455,554
+1.78%, 3.63%, 12/1/40	3,529,724	3,616,902
+1.57%, 4.429%, 11/1/43	2,997,151	3,091,383
+1.55%, 2.684%, 4/1/44	8,837,865	9,220,050
+1.60%, 2.811%, 11/1/44	16,389,821	16,495,850
+1.60%, 2.801%, 12/1/44	11,588,889	11,652,998
+1.59%, 2.882%, 9/1/45	3,040,302	3,055,268
+1.59%, 2.843%, 12/1/45	15,843,763	15,932,535
+1.59%, 2.652%, 1/1/46	13,377,029	13,400,225

	PAR VALUE	VALUE
+1.61%, 2.958%, 4/1/46	$8,005,930	$8,012,420
+1.61%, 2.524%, 12/1/46	12,993,081	12,768,666
+1.61%, 3.177%, 6/1/47	11,785,287	11,887,936
+1.61%, 3.14%, 7/1/47	16,568,234	16,695,171
+1.60%, 2.716%, 8/1/47	20,166,910	20,224,729
USD LIBOR 6-Month
+1.54%, 4.168%, 1/1/35	1,175,960	1,213,083
Freddie Mac, Hybrid ARM 1-Year U.S. Treasury CMT
+2.25%, 4.687%, 10/1/35	1,665,363	1,753,439
USD LIBOR 12-Month
+1.96%, 4.514%, 5/1/34	1,549,764	1,631,632
+1.56%, 3.94%, 4/1/37	1,631,669	1,697,159
+1.79%, 4.543%, 9/1/37	1,104,955	1,156,681
+1.94%, 4.586%, 1/1/38	252,403	264,106
+2.06%, 4.03%, 2/1/38	2,499,631	2,635,584
+1.96%, 4.647%, 7/1/38	196,801	204,176
+1.73%, 4.226%, 10/1/38	937,133	981,183
+1.79%, 3.619%, 10/1/41	830,123	851,860
+1.79%, 2.787%, 8/1/42	5,449,034	5,564,780
+1.62%, 2.955%, 5/1/44	10,516,863	10,602,136
+1.61%, 3.054%, 5/1/44	1,435,160	1,449,067
+1.62%, 2.921%, 6/1/44	3,420,621	3,446,858
+1.62%, 3.172%, 6/1/44	3,297,796	3,343,147
+1.63%, 3.066%, 1/1/45	17,031,627	17,178,916
+1.62%, 2.736%, 10/1/45	8,604,258	8,612,047
+1.62%, 2.821%, 10/1/45	9,840,342	9,876,927
+1.63%, 3.245%, 7/1/47	9,591,408	9,678,854
Freddie Mac Gold, 15 Year 4.50%, 9/1/24-9/1/26	5,164,621	5,324,276
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	2,637,441	2,826,389
4.50%, 4/1/31-6/1/31	8,117,086	8,485,421
Freddie Mac Gold, 30 Year 7.75%, 7/25/21	88,301	89,155
7.47%, 3/17/23	54,249	56,287
6.50%, 12/1/32-4/1/33	4,327,282	4,819,136
7.00%, 11/1/37-9/1/38	3,520,709	3,986,849
5.50%, 12/1/37	513,291	554,567
6.00%, 2/1/39	1,278,481	1,396,111
4.50%, 9/1/41-8/1/47	251,475,594	261,325,259
Ginnie Mae, 30 Year 7.97%, 4/15/20-1/15/21	65,594	67,006
7.50%, 11/15/24-10/15/25	448,620	483,589

		1,210,449,701

		1,501,162,942

		1,880,838,820
CORPORATE: 12.0%
FINANCIALS: 4.3%
Bank of America Corp. 3.004%, 12/20/23(g)	44,918,000	43,608,931
4.20%, 8/26/24	5,825,000	5,776,803
4.45%, 3/3/26	3,970,000	3,927,998
4.25%, 10/22/26	2,970,000	2,890,099
4.183%, 11/25/27	7,925,000	7,621,602
Barclays PLC (United Kingdom) 4.375%, 9/11/24	18,275,000	17,251,343
4.836%, 5/9/28	4,525,000	4,149,658
BNP Paribas SA (France) 4.25%, 10/15/24	31,175,000	30,818,933
4.375%, 9/28/25(c)	20,120,000	19,558,872
4.375%, 5/12/26(c)	8,000,000	7,702,328
4.625%, 3/13/27(c)	4,275,000	4,151,751
Boston Properties, Inc. 3.85%, 2/1/23	7,800,000	7,813,475
3.125%, 9/1/23	17,550,000	16,953,963
3.80%, 2/1/24	5,000,000	4,981,320

PAGE 10 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
3.65%, 2/1/26	$4,450,000	$4,308,750
Capital One Financial Corp. 3.50%, 6/15/23	21,006,000	20,628,152
4.20%, 10/29/25	10,175,000	9,831,777
Cigna Corp. 3.75%, 7/15/23(c)	16,900,000	16,842,677
4.125%, 11/15/25(c)	4,100,000	4,096,127
7.875%, 5/15/27	17,587,000	21,679,920
Citigroup, Inc. 4.00%, 8/5/24	5,925,000	5,853,198
USD LIBOR 3-Month
+6.37%, 8.89%, 10/30/40(b)	37,080,925	39,142,624
Equity Residential 3.00%, 4/15/23	14,775,000	14,531,915
2.85%, 11/1/26	6,000,000	5,642,527
HSBC Holdings PLC (United Kingdom) 3.95%, 5/18/24(g)	19,200,000	19,095,178
4.30%, 3/8/26	11,462,000	11,311,718
6.50%, 5/2/36	27,355,000	31,155,321
6.50%, 9/15/37	12,665,000	14,368,383
JPMorgan Chase & Co. 4.125%, 12/15/26	3,000,000	2,939,344
8.75%, 9/1/30(b)	23,042,000	30,167,768
Lloyds Banking Group PLC (United Kingdom) 4.05%, 8/16/23	10,325,000	10,199,679
4.50%, 11/4/24	19,575,000	18,900,682
4.65%, 3/24/26	11,100,000	10,441,007
Royal Bank of Scotland Group PLC (United Kingdom) 6.125%, 12/15/22	43,156,000	43,734,580
6.00%, 12/19/23	11,825,000	11,967,355
Unum Group 7.19%, 2/1/28	8,305,000	9,629,367
7.25%, 3/15/28	2,030,000	2,382,268
6.75%, 12/15/28	11,368,000	13,120,294
Wells Fargo & Co. 2.15%, 12/6/19	19,500,000	19,323,469
4.10%, 6/3/26	3,376,000	3,298,398
4.30%, 7/22/27	21,995,000	21,647,693
USD LIBOR 3-Month
+0.65%, 3.389%, 12/6/19	11,575,000	11,603,206

		605,050,453
INDUSTRIALS: 7.2%
AT&T, Inc. 5.35%, 9/1/40	27,575,000	26,852,364
4.75%, 5/15/46	7,000,000	6,230,149
5.65%, 2/15/47	5,175,000	5,174,353
4.50%, 3/9/48	24,560,000	21,175,066
Bayer AG (Germany) 3.875%, 12/15/23(c)	16,175,000	15,880,488
4.25%, 12/15/25(c)	6,600,000	6,426,508
4.375%, 12/15/28(c)	21,300,000	20,348,846
Bayerische Motoren Werke AG (Germany) 3.40%, 8/13/21(c)	6,200,000	6,173,784
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)(g)	7,525,000	7,826,000
Burlington Northern Santa Fe LLC(e) 5.72%, 1/15/24	3,121,072	3,305,262
5.342%, 4/1/24	6,171,490	6,405,220
5.629%, 4/1/24	9,787,715	10,314,954
Cemex SAB de CV (Mexico) 6.00%, 4/1/24(c)	10,575,000	10,511,550
5.70%, 1/11/25(c)	22,475,000	21,548,131
6.125%, 5/5/25(c)	12,870,000	12,552,240
Charter Communications, Inc. 8.75%, 2/14/19	7,840,000	7,883,773
8.25%, 4/1/19	21,815,000	22,059,858
4.125%, 2/15/21	2,260,000	2,269,981

	PAR VALUE	VALUE
4.908%, 7/23/25	$11,600,000	$11,529,317
4.20%, 3/15/28	5,000,000	4,684,886
6.55%, 5/1/37	11,000,000	11,299,330
6.75%, 6/15/39	6,160,000	6,265,478
6.484%, 10/23/45	32,977,000	34,035,344
5.375%, 5/1/47	4,100,000	3,719,826
5.75%, 4/1/48	5,805,000	5,442,459
Comcast Corp. 3.95%, 10/15/25	5,325,000	5,390,475
4.70%, 10/15/48	3,625,000	3,688,376
3.999%, 11/1/49	3,772,000	3,384,983
Cox Enterprises, Inc. 3.25%, 12/15/22(c)	6,240,000	6,095,595
2.95%, 6/30/23(c)	37,166,000	35,760,127
3.85%, 2/1/25(c)	24,125,000	23,777,397
CRH PLC (Ireland) 3.875%, 5/18/25(c)	17,100,000	16,442,083
CVS Health Corp. 3.70%, 3/9/23	22,253,000	22,013,515
4.10%, 3/25/25	6,025,000	5,972,123
4.30%, 3/25/28	9,425,000	9,228,843
4.78%, 3/25/38	5,125,000	4,916,417
Dell Technologies, Inc. 5.45%, 6/15/23(c)	14,966,000	15,229,137
Dillard’s, Inc. 7.875%, 1/1/23	8,660,000	9,542,185
7.75%, 7/15/26	50,000	53,723
7.75%, 5/15/27	540,000	581,732
7.00%, 12/1/28	15,135,000	15,586,407
DowDuPont, Inc. 7.375%, 11/1/29	17,000,000	20,738,274
9.40%, 5/15/39	5,677,000	8,219,134
Elanco Animal Health, Inc. 3.912%, 8/27/21(c)	2,500,000	2,515,450
4.272%, 8/28/23(c)	2,500,000	2,497,728
4.90%, 8/28/28(c)	3,500,000	3,563,604
Ford Motor Credit Co. LLC(e) 2.681%, 1/9/20	13,000,000	12,783,267
5.75%, 2/1/21	12,700,000	12,952,277
5.875%, 8/2/21	12,945,000	13,275,462
3.813%, 10/12/21	14,270,000	13,858,342
4.25%, 9/20/22	4,243,000	4,067,334
4.375%, 8/6/23	8,695,000	8,235,746
Imperial Brands PLC (United Kingdom) 3.75%, 7/21/22(c)	10,475,000	10,390,137
4.25%, 7/21/25(c)	44,175,000	43,469,012
Kinder Morgan, Inc. 4.30%, 6/1/25	11,050,000	10,995,098
5.50%, 3/1/44	25,893,000	25,063,758
5.40%, 9/1/44	20,119,000	19,254,110
Macy’s, Inc. 6.70%, 7/15/34	5,890,000	5,909,379
Naspers, Ltd. (South Africa) 6.00%, 7/18/20(c)	16,900,000	17,348,864
5.50%, 7/21/25(c)	20,075,000	20,209,703
4.85%, 7/6/27(c)	14,200,000	13,600,135
RELX PLC (United Kingdom) 3.125%, 10/15/22	17,458,000	17,140,655
Telecom Italia SPA (Italy) 7.175%, 6/18/19	27,527,000	27,718,037
5.303%, 5/30/24(c)	17,858,000	16,965,100
7.20%, 7/18/36	11,596,000	11,074,180
7.721%, 6/4/38	7,062,000	7,013,484
TransCanada Corp. (Canada) 5.625%, 5/20/75(b)(g)	20,570,000	18,538,712
5.875%, 8/15/76(b)(g)	4,500,000	4,232,700
5.30%, 3/15/77(b)(g)	20,885,000	18,026,366

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Twenty-First Century Fox, Inc.
6.15%, 3/1/37	$15,000,000	$18,417,816
6.65%, 11/15/37	4,638,000	6,113,356
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(c)	12,050,000	11,703,683
Union Pacific Corp. 6.176%, 1/2/31	7,507,212	8,220,397
United Technologies Corp. 3.35%, 8/16/21	3,650,000	3,639,973
3.65%, 8/16/23	13,000,000	12,948,242
Verizon Communications, Inc. 4.272%, 1/15/36	11,847,000	11,099,144
4.522%, 9/15/48	7,000,000	6,567,001
5.012%, 4/15/49	49,149,000	49,039,292
Xerox Corp. 4.50%, 5/15/21	21,561,000	21,031,438
Zoetis, Inc. 3.25%, 2/1/23	2,150,000	2,114,641
4.50%, 11/13/25	17,545,000	18,015,168

		1,026,144,484
UTILITIES: 0.5%
Dominion Energy, Inc. 2.579%, 7/1/20	4,600,000	4,527,302
4.104%, 4/1/21	5,650,000	5,693,704
5.75%, 10/1/54(b)(g)	22,950,000	22,921,713
Enel SPA (Italy) 4.25%, 9/14/23(c)	4,075,000	3,984,227
4.625%, 9/14/25(c)	10,500,000	10,078,993
6.80%, 9/15/37(c)	13,700,000	14,718,190
6.00%, 10/7/39(c)	13,352,000	13,250,019

		75,174,148

		1,706,369,085

TOTAL DEBT SECURITIES (Cost $4,223,018,923)		$4,233,069,446

SHORT-TERM INVESTMENTS: 4.6%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 4.2%
Fixed Income Clearing Corporation(d) 1.60%, dated 12/31/18, due 1/2/19, maturity value $599,147,253	$599,094,000	$599,094,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	56,452,166	56,452,166

TOTAL SHORT-TERM INVESTMENTS (Cost $655,546,166)		$655,546,166

TOTAL INVESTMENTS IN SECURITIES (Cost $11,862,912,741)	99.7%	$14,131,455,332
OTHER ASSETS LESS LIABILITIES	0.3%	49,573,999

NET ASSETS	100.0%	$14,181,029,331

(a)	Non-income producing
(b)	Hybrid security has characteristics of both a debt and equity security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.375%-2.625%, 8/15/20-11/15/20. Total collateral value is $611,078,260.
(e)	Subsidiary (see below)
(f)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

CMT: Constant Maturity Treasury

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note—Short Position	539	3/20/19	$(65,766,422)	$(1,588,047)

Ultra Long-Term U.S. Treasury Bond—Short Position	232	3/20/19	(37,272,250)	(1,976,588)

				$(3,564,635)

PAGE 12 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018
ASSETS:
Investments in securities, at value (cost $11,862,912,741)	$14,131,455,332
Cash	48,606,663
Deposits with broker for futures contracts	1,412,750
Receivable for investments sold	2,179,789
Receivable for Fund shares sold	23,608,485
Dividends and interest receivable	52,374,341
Prepaid expenses and other assets	184,204

14,259,821,564

LIABILITIES:
Payable for variation margin for futures contracts	348,257
Payable for investments purchased	48,583,024
Payable for Fund shares redeemed	22,899,904
Management fees payable	6,173,454
Accrued expenses	787,594

78,792,233

NET ASSETS	$14,181,029,331

NET ASSETS CONSIST OF:
Paid in capital	$11,556,264,515
Total distributable earnings	2,624,764,816

$14,181,029,331

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	152,041,910
Net asset value per share	$93.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,031,561)	$208,771,696
Interest	200,404,293

409,175,989

EXPENSES:
Management fees	78,985,615
Custody and fund accounting fees	248,923
Transfer agent fees	1,655,386
Professional services	151,525
Shareholder reports	426,420
Registration fees	165,274
Trustees’ fees	324,167
ADR depositary service fees	1,040,400
Miscellaneous	243,558

83,241,268

NET INVESTMENT INCOME	325,934,721

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments in securities	1,289,910,206
Futures contracts	10,583,744
Net change in unrealized appreciation/depreciation
Investments in securities	(2,306,746,694)
Futures contracts	(3,871,299)

Net realized and unrealized loss	(1,010,124,043)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(684,189,322)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$325,934,721	$337,024,067
Net realized gain (loss)	1,300,493,950	858,113,109
Net change in unrealized appreciation/depreciation	(2,310,617,993)	694,677,141

	(684,189,322)	1,889,814,317

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,299,992,127)	(1,332,935,056	)(a)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,255,189,936	1,562,877,163
Reinvestment of distributions	1,229,242,880	1,265,331,879
Cost of shares redeemed	(2,706,186,811)	(2,379,686,448)

Net change from Fund share transactions	(221,753,995)	448,522,594

Total change in net assets	(2,205,935,444)	1,005,401,855

NET ASSETS:
Beginning of year	16,386,964,775	15,381,562,920

End of year	$14,181,029,331	$16,386,964,775	(b)

SHARE INFORMATION:
Shares sold	11,905,136	14,655,810
Distributions reinvested	12,704,514	11,918,105
Shares redeemed	(25,719,422)	(22,251,076)

Net change in shares outstanding	(1,109,772)	4,322,839

(a)

Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions consisted of $338,037,335 from net investment income and $994,897,721 from net realized gain.

(b)	Includes undistributed net investment income of $2,270,590.

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.

Debt securities, certain preferred stocks, and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax

PAGE 14 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2018:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(a)	$8,557,715,294	$—
Preferred Stocks	—	685,124,426
Debt Securities
U.S. Treasury	—	405,451,498
Government-Related	—	240,410,043
Securitized	—	1,880,838,820
Corporate	—	1,706,369,085
Short-term Investments
Repurchase Agreement	—	599,094,000
Money Market Fund	56,452,166	—

Total Securities	$8,614,167,460	$5,517,287,872

Other Investments
Futures Contracts
Depreciation	$(3,564,635)	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund entered into various transactions involving derivative instruments, including Treasury futures contracts and purchased equity index put options, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund entered into over-the-counter derivatives (each, an “OTC Derivative”), such as put options. Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of

DODGE & COX BALANCED FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS

cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2018, these Treasury futures contracts had notional values up to 2% of net assets.

Equity index put options An equity index put option gives its holder the right (but not the obligation) to sell the future value of an equity stock index, such as the S&P 500 index, at a predetermined strike price. A put option has value at its expiration if the index price is lower than the strike price. The buyer of an equity index put option pays a premium amount to purchase the contract, but has no payment obligations thereafter. Cash collateral received from the counterparty is recorded in the Statement of Assets and Liabilities. Changes in the value of open equity index put options are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded at the closing or expiration of the options in the Statement of Operations within investments in securities. For the year ended December 31, 2018, the change in unrealized appreciation/depreciation and realized gain (loss) was $87,855,366 and ($80,427,894), respectively.

The Fund purchased over-the-counter equity index put options to hedge against a general downturn in the equity markets. During the year ended December 31, 2018, these equity index put options had values up to 1% of net assets. The Fund did not hold any equity index put options as of year end.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities. OTC Derivatives, if any, are presented in the Statement of Assets and Liabilities as investments. Collateral, if any, held by the Fund for OTC Derivatives are reported gross and presented as “Cash received as collateral for options purchased” in the Statement of Assets and Liabilities.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The Fund did not hold any derivative or collateral subject to a master netting arrangement at year end.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), certain corporate action transactions, derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Ordinary income	$297,446,889		$381,953,061
	($2.010 per share	)	($2.589 per share	)
Long-term capital gain	$1,002,545,238		$950,981,995
	($6.916 per share	)	($6.491 per share	)

At December 31, 2018, the tax basis components of distributable earnings were as follows:

Undistributed long-term capital gain	$345,167,737

PAGE 16 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$11,848,293,618

Unrealized appreciation	2,941,160,324
Unrealized depreciation	(661,563,245)

Net unrealized appreciation	2,279,597,079

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2018, the Fund’s commitment fee amounted to $91,786 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2018, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,647,919,529 and $3,871,428,961, respectively. For the year ended December 31, 2018, purchases and sales of U.S. government securities aggregated $1,030,521,241 and $1,315,394,315, respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The Fund has early adopted the updated accounting standards on the Fund’s financial statements.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 17

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$107.00	$103.35	$94.42	$102.48	$98.30
Income from investment operations:
Net investment income	2.20	2.28	2.34	2.06	2.03
Net realized and unrealized gain (loss)	(7.00)	10.45	12.89	(4.99)	6.59

Total from investment operations	(4.80)	12.73	15.23	(2.93)	8.62

Distributions to shareholders from:
Net investment income	(2.01)	(2.29)	(2.34)	(2.06)	(2.03)
Net realized gain	(6.92)	(6.79)	(3.96)	(3.07)	(2.41)

Total distributions	(8.93)	(9.08)	(6.30)	(5.13)	(4.44)

Net asset value, end of year	$93.27	$107.00	$103.35	$94.42	$102.48

Total return	(4.61)%	12.59%	16.55%	(2.88)%	8.85%
Ratios/supplemental data:
Net assets, end of year (millions)	$14,181	$16,387	$15,382	$14,269	$15,465
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.06%	2.12%	2.41%	2.03%	2.00%
Portfolio turnover rate	24%	19%	24%	20%	23%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Balanced Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 18 ▪ DODGE & COX BALANCED FUND

SPECIAL 2018 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $1,029,156,170 as long-term capital gain distributions in 2018.

The Fund designates $212,662,872 of its distributions paid to shareholders in 2018 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 45% of its ordinary dividends paid to shareholders in 2018 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT

MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 13, 2018, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2019 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 8, 2018 and again on December 13, 2018 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, web site, and anti-money laundering. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board noted Dodge & Cox’s long record of favorable press and industry coverage, as well as its positive compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

DODGE & COX BALANCED FUND ▪ PAGE 19

In addition, the Board considered that Dodge & Cox manages approximately $215 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts or to present material conflicts of interest with the operations of the Funds, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its careful and deliberate strategy with respect to new products, Dodge & Cox has had remarkable stability in its mutual fund product offerings over the course of the past 88 years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Bronze” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board completed an intensive review and assessment of each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board further noted that the equity funds have outperformed over their medium to long-term investment horizons as compared to their corresponding value equity indices.

The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a much smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group median in net expense ratios and that many media and industry reports specifically comment on the low cost of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the significant differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included

PAGE 20 ▪ DODGE & COX BALANCED FUND

in the cost of a Fund. The Board further noted that many sophisticated institutional investors in the Funds that are eligible to open separate accounts at Dodge & Cox have decided for various reasons to invest in the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a very streamlined, efficient, and focused business approach toward investment management.

The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to proactively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown significantly over the long term, this growth has not been continuous or evenly distributed across all of the Funds (for example, the total assets of the Balanced Fund have actually declined over the past ten years). In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding and enhancing services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add important new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally.

In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has significantly outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

DODGE & COX BALANCED FUND ▪ PAGE 21

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 22 ▪ DODGE & COX BALANCED FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (60)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (57)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (59)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC	—
Roberta R.W. Kameda (58)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (61)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (44)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (52)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (69)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (58)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (66)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gary Roughead (67)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (67)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (72)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of February 14, 2019.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX BALANCED FUND ▪ PAGE 23

Balanced Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Annual Report

December 31, 2018

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/18 IF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of –0.3% for the year ended December 31, 2018, compared to a return of 0.0% for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg).

MARKET COMMENTARY

The broad U.S. investment-grade fixed income market posted a flat return for 2018 despite pressure from rising Treasury yields and the poor performance of corporate bonds. U.S. economic fundamentals remained generally strong; however, a flight to quality took hold during the fourth quarter as investors grappled with geopolitical uncertainty, changing expectations regarding future Federal Reserve (Fed) policy, and ongoing tensions between the United States and its important global trading partners.

The U.S. economy powered through 2018, leading the Fed to raise its benchmark interest rate four times. GDP grew around 3%, core inflation neared the Fed’s 2% target, and unemployment ended the year at 3.9%. Nevertheless, trade tensions between the United States and China clouded the economic outlook as protectionist rhetoric escalated into rounds of increased tariffs between the two countries. Fears of a prospective slowdown were amplified by turbulence in emerging markets and slowing growth in the eurozone and China. Finally, toward the end of the year, equity markets declined significantly, fueling recession risk concerns and dampening investor expectations of further monetary tightening.

The investment-grade Corporate sector returned –2.5%(a) for the year, underperforming comparable-duration(b) Treasuries by 3.2 percentage points. Amid a challenging market environment, the spread on investment-grade credit ended 2018 at its widest level in more than two years. Meanwhile, Agency(c) MBS returned 1.0% and underperformed comparable-duration Treasuries by 0.6 percentage points.

INVESTMENT STRATEGY

Bond investors still face a number of uncertainties, both domestic (e.g., political gridlock, Fed policy, underlying economic momentum) and international (e.g., Brexit, global growth, trade policy). These and other factors added to market volatility and led to a “risk-off” environment, particularly in the final months of 2018, which weighed on the Fund’s one-year relative return. While it was a disappointing end to 2018, we maintain conviction in our long-term, value-driven investment strategy. We seek to construct a portfolio that, in our view, is likely to perform well across a variety of market environments over our extended investment horizon. For the thoughtful and patient investor, we believe the recent volatility, and the uncertainty it reflects, can create an attractive entry point for successful investments.

In response to changing valuations over the course of the year, we selectively added exposure across all major “spread” sectors, as the significant widening in yield premiums(d) resulted in a more favorable risk/reward dynamic. Amid these changes, however, the portfolio’s investment strategy has remained broadly consistent. The Fund holds sizable positions in corporate bonds (40%) and

Agency MBS (38%) and smaller positions in asset-backed securities (9%), government-related securities (6%), U.S. Treasuries (6%), and net cash (1%).(e) We have maintained the Fund’s defensive duration positioning given our longer-term expectations for interest rates to rise more than market valuations imply.

Credit: Adding Opportunistically at Attractive Valuations

The Fund’s credit(f) weighting increased six percentage points on a net basis over the year, reflecting interesting opportunities in two distinct areas: issuance resulting from strategic corporate activity (e.g., mergers, acquisitions, spin-offs) and tactical additions to certain existing issuers. As always, these decisions are made at the individual security and issuer levels based on our team’s assessment of valuation and fundamentals.

We continued to find attractive opportunities among issuers tapping the new issue market in order to finance strategic transactions. We selectively participated in this segment of the market by focusing on large, durable enterprises that have a strong rationale for combining businesses, a commitment from management to de-lever, a credible plan for doing so, and multiple degrees of freedom to cushion against a negative surprise. For example, we recently added to Comcast,(g) which issued $27 billion of debt in October to fund its acquisition of British broadcaster Sky. While Comcast’s debt load has increased, management reiterated its plan to deleverage over the next 18-24 months in order to maintain its single-A ratings. Given the company’s size, strength, and cash flow, we believe investors are being appropriately compensated for the risks. Other recent additions to the Fund that fall into this category include Bayer, Cigna, and CVS.

Based on our extensive in-house credit research, we also added to certain Fund holdings where pricing looked more attractive amid the broad sell-off in credit. This move provided us with a more interesting opportunity set, allowing us to add to several issuers we know well—including Cemex, Enel, Petrobras, and Royal Bank of Scotland—at more attractive valuations. Other tactical purchases over the year included additions to corporates in the intermediate part of the curve. For example, we added to three- to five-year maturity securities issued by Ford Motor Credit, HSBC, and Wells Fargo.

The financial press has written extensively about the length of the current credit cycle, specifically how much longer it has to run. This is a topic we follow closely and incorporate into our investment committee discussions. While we readily acknowledge the backdrop and outlook for corporate borrowers have weakened slightly, we believe corporate fundamentals remain reasonable given healthy growth and profit margins, high interest coverage, and a well-capitalized banking sector. Against this fundamental backdrop, valuations appear attractive for the kind of issuers we tend to favor. Our credit analysis emphasizes leading companies with durable cash flows and balance sheets that can weather a full economic cycle. Historically, credit yield premiums near current valuation levels have provided attractive investment entry points.

PAGE 2 ▪ DODGE & COX INCOME FUND

Securitized: Adding Liquidity and Incremental Yield

The Fund’s holdings in the Securitized sector consist predominantly of Agency MBS, with a smaller weighting in AAA-rated asset-backed securities (ABS). As a group, these securities add incremental yield and return opportunity over U.S. Treasuries in the intermediate portion of the yield curve and, given their high credit quality and strong liquidity, provide ballast for the overall Fund. As with credit investments, we utilize in-house fundamental research on securities in this sector to identify attractive total return opportunities over a broad range of interest rate, valuation, and prepayment scenarios.

We added to several mortgage and asset-backed security types in 2018, which increased the Fund’s Securitized weighting by 10 percentage points (from 36% to 46%). Within MBS, we added to the Fund’s position in Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as Reverse Mortgages). These floating rate securities offer attractive spreads and low prepayment risk. We also added to certain lower coupon/longer duration 30-year securities and reduced the Fund’s holdings of 15-year MBS in response to changes in relative valuations. We continue to favor 30-year 4% and 4.5% MBS; their highly liquid and heterogeneous nature allows for deep security selection across various characteristics. Within ABS, we added to specific AAA-rated, floating rate ABS backed by 97% federally guaranteed student loans. These short-duration securities trade at attractive levels relative to ABS and MBS alternatives, and their floating rate coupon (based on LIBOR) adds a defensive duration element to the portfolio.

The MBS market continues to garner attention given the Fed’s ongoing balance sheet reduction process. In the wake of the 2007-2008 financial crisis, the Fed purchased Treasuries and Agency MBS on a large scale in an effort to support the housing market and stabilize financial conditions (known as “quantitative easing”). The Fed maintained its balance sheet of Treasuries and Agency MBS after its quantitative easing program ended in 2014 by reinvesting proceeds from bond maturities and prepayments into similar securities. With the U.S. economy on a strong track in late 2017, the Fed began to reduce its balance sheet by not reinvesting proceeds, effectively letting securities “run off” at a rate that will slowly increase to a prescribed rate. While this change presents investors with a new mortgage bond environment, we have not seen any material impact to MBS valuations due in part to the transparent and gradual nature of the reductions. We will continue to evaluate opportunities and risks in the MBS market as the Fed’s policy normalization evolves.

Defensive Duration: Mitigating the Risk of Rising Rates

We continue to position the Fund defensively with regard to interest rate risk. At year end, the Fund’s duration was 4.3 years (equal to 74% of the Bloomberg Barclays U.S. Agg’s duration). The absolute level of yields is an important factor in our deliberations regarding the optimal duration exposure for the portfolio, but we also consider the shape of the yield curve, inflation expectations, valuations, and broader economic conditions, among other factors.

The Fund’s relative interest rate positioning is underpinned by three key factors. First, while we recognize that there will be a downshift in the pace of Fed tightening and the likely federal funds terminal rate over this cycle (implied by the rapid decline in interest rates in the fourth quarter), there is still a significant gap between market expectations for future federal funds rate increases (implied by the forward curve) and the Fed’s stated expectations. We believe this gap will narrow as the market prices in a more aggressive Fed hiking path. Second, we believe the U.S. economy remains on solid footing. While the boost to economic growth from the aggressive tax bill and expansionary budget will taper off in 2019, growth should remain solid. Third, the significant tightening in measures of unemployment has raised the prospects for more rapid wage growth and somewhat higher inflation than recent indicators show. Keeping in mind the Fed’s dual mandate of full employment and stable inflation, these factors should keep the Fed nudging short-term rates higher over time and add upward pressure on longer-term rates. For these reasons, we continue to believe that a shorter relative duration is prudent.

IN CLOSING

Despite a difficult end to the year, we remain confident in our investment strategy and process. We have navigated challenging environments in the past, and have used these periods to uncover attractive long-term investment opportunities at compelling valuations. Furthermore, we believe that the current environment suits our investment strategy well, given our long-term orientation and focus on finding undervalued securities through a robust research process.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2019

(a)	Sector returns as calculated and reported by Bloomberg.
(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(e)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2018.
(f)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
(g)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.

DODGE & COX INCOME FUND ▪ PAGE 3

2018 PERFORMANCE REVIEW

The Fund underperformed the Bloomberg Barclays U.S. Agg by 0.3 percentage points in 2018.

Key Detractors from Relative Results

▪	The Fund’s overweight to corporate bonds and underweight to U.S. Treasuries detracted from relative returns given the significant underperformance of credit.
▪	Security selection within credit was negative as several issuers underperformed, including Pemex, Telecom Italia, and TransCanada.

Key Contributors to Relative Results

▪	The Fund’s shorter relative duration (71% of the Bloomberg Barclays U.S. Agg’s duration) added significantly to relative returns.
▪	Certain credit issuers outperformed, including Bank of America capital securities, Rio Oil Finance Trust, and Verizon.
▪	The Fund’s nominal yield advantage added to relative returns.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is a ten-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2018

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund	–0.31%	2.87%	5.01%	5.08%
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	0.01	2.52	3.48	4.55

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2018	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,009.30	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.08	2.15
*	Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$13.26
Total Net Assets (billions)	$54.3
Expense Ratio	0.42%
Portfolio Turnover Rate	37%
30-Day SEC Yield(a)	3.72%
Number of Credit Issuers	54
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Fixed Income Investment Committee, whose ten members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	BBG Barclays U.S. Agg
Effective Duration (years)(b)	4.3	5.9

FIVE LARGEST CREDIT ISSUERS (%)(c)	Fund
Charter Communications, Inc.	2.7
Wells Fargo & Co.	2.0
HSBC Holdings PLC	1.8
Petroleos Mexicanos	1.8
State of California GO	1.7

CREDIT QUALITY (%)(d)	Fund	BBG Barclays U.S. Agg
U.S. Treasury/Agency/GSE(e)	43.6	69.3
Aaa	4.5	4.0
Aa	6.7	3.1
A	6.0	10.0
Baa	31.9	13.6
Ba	6.5	0.0
B	0.0	0.0
Caa	0.0	0.0
Net Cash & Other(g)	0.8	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	BBG Barclays U.S. Agg
U.S. Treasury(e)	5.9	38.9
Government-Related(f)	6.4	6.1
Securitized	46.4	30.7
Corporate	40.5	24.3
Net Cash & Other(g)	0.8	0.0

MATURITY DIVERSIFICATION (%)(e)	Fund	BBG Barclays U.S. Agg
0-1 Years to Maturity	3.2	0.0
1-5	30.8	40.5
5-10	49.7	43.8
10-15	1.8	1.2
15-20	5.2	2.3
20-25	2.8	4.4
25 and Over	6.5	7.8

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Interest rate derivatives reduce total Fund duration by 0.2 years (i.e., total Fund duration is 4.5 years without derivatives).
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 3.7% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(e)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(f)	The portfolio’s Government-Related holdings include tax-exempt municipal securities; the Index classifies these securities as Municipal Bonds.
(g)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

PAGE 6 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES: 99.2%

	PAR VALUE	VALUE
U.S. TREASURY: 5.9%
U.S. Treasury Note/Bond
2.375%, 4/15/21	$195,185,000	$194,662,107
2.625%, 5/15/21	297,955,000	298,859,374
1.375%, 5/31/21	450,000,000	438,362,482
2.625%, 7/15/21	375,000,000	376,280,543
1.125%, 7/31/21	250,000,000	241,520,558
2.00%, 12/31/21	165,000,000	162,738,028
1.875%, 7/31/22	200,000,000	195,852,888
2.75%, 4/30/23	142,955,000	144,425,501
2.75%, 8/31/25	565,540,000	571,266,251
3.00%, 10/31/25	561,940,000	576,737,150

		3,200,704,882
GOVERNMENT-RELATED: 6.4%
FEDERAL AGENCY: 0.1%
Small Business Admin. — 504 Program
Series 1999-20C 1, 6.30%, 3/1/19	9,887	9,903
Series 1999-20E 1, 6.30%, 5/1/19	276	277
Series 1999-20G 1, 7.00%, 7/1/19	37,557	37,731
Series 1999-20I 1, 7.30%, 9/1/19	19,166	19,314
Series 2000-20C 1, 7.625%, 3/1/20	1,402	1,422
Series 2000-20G 1, 7.39%, 7/1/20	1,316	1,334
Series 2001-20G 1, 6.625%, 7/1/21	317,563	324,525
Series 2001-20L 1, 5.78%, 12/1/21	759,842	775,761
Series 2002-20A 1, 6.14%, 1/1/22	6,608	6,788
Series 2002-20L 1, 5.10%, 12/1/22	233,881	239,593
Series 2003-20G 1, 4.35%, 7/1/23	19,956	20,406
Series 2004-20L 1, 4.87%, 12/1/24	501,796	518,514
Series 2005-20B 1, 4.625%, 2/1/25	1,033,267	1,061,546
Series 2005-20D 1, 5.11%, 4/1/25	34,848	36,036
Series 2005-20E 1, 4.84%, 5/1/25	1,441,374	1,486,128
Series 2005-20G 1, 4.75%, 7/1/25	1,710,889	1,761,372
Series 2005-20H 1, 5.11%, 8/1/25	18,980	19,621
Series 2005-20I 1, 4.76%, 9/1/25	2,054,240	2,117,613
Series 2006-20A 1, 5.21%, 1/1/26	1,867,315	1,934,120
Series 2006-20B 1, 5.35%, 2/1/26	580,495	603,762
Series 2006-20C 1, 5.57%, 3/1/26	2,623,025	2,745,748
Series 2006-20G 1, 6.07%, 7/1/26	4,618,519	4,859,532
Series 2006-20H 1, 5.70%, 8/1/26	36,918	38,658
Series 2006-20I 1, 5.54%, 9/1/26	67,797	71,013
Series 2006-20J 1, 5.37%, 10/1/26	1,707,160	1,780,251
Series 2006-20L 1, 5.12%, 12/1/26	1,634,763	1,698,193
Series 2007-20A 1, 5.32%, 1/1/27	3,201,732	3,324,586
Series 2007-20C 1, 5.23%, 3/1/27	5,071,998	5,243,268
Series 2007-20D 1, 5.32%, 4/1/27	5,127,347	5,324,720
Series 2007-20G 1, 5.82%, 7/1/27	3,493,235	3,671,101

		39,732,836
FOREIGN AGENCY: 2.4%
Petroleo Brasileiro SA (Brazil)
5.999%, 1/27/28	329,050,000	309,803,866
7.25%, 3/17/44	9,130,000	8,997,706
Petroleos Mexicanos (Mexico)
4.875%, 1/18/24	123,065,000	114,696,580
6.875%, 8/4/26	120,490,000	117,116,280
6.50%, 3/13/27	227,365,000	213,723,100
6.625%, 6/15/35	112,290,000	98,029,170
6.375%, 1/23/45	166,156,000	133,755,580
6.75%, 9/21/47	191,366,000	158,238,632
6.35%, 2/12/48	192,270,000	153,146,900

		1,307,507,814
LOCAL AUTHORITY: 3.9%
L.A. Unified School District GO
5.75%, 7/1/34	6,075,000	7,188,608
6.758%, 7/1/34	185,585,000	238,831,192
New Jersey Turnpike Authority RB
7.414%, 1/1/40	41,065,000	57,860,585

	PAR VALUE	VALUE
7.102%, 1/1/41	$148,277,000	$202,556,761
New Valley Generation 4.929%, 1/15/21	197,230	202,026
State of California GO
7.50%, 4/1/34	194,406,000	264,922,888
7.55%, 4/1/39	146,605,000	210,018,993
7.30%, 10/1/39	208,455,000	286,150,348
7.625%, 3/1/40	119,575,000	170,249,689
State of Illinois GO
5.877%, 3/1/19	120,575,000	121,107,942
5.00%, 11/1/20	145,585,000	150,326,704
5.00%, 11/1/21	117,990,000	123,357,365
5.10%, 6/1/33	306,400,000	292,130,952

		2,124,904,053

		3,472,144,703
SECURITIZED: 46.4%
ASSET-BACKED: 8.8%
Auto Loan: 0.5%
Ford Credit Auto Owner Trust
Series 2015-REV1 A, 2.12%, 7/15/26(b)	207,826,000	205,703,161
Series 2017-REV1 A, 2.62%, 8/15/28(b)	26,054,000	25,670,360
Series 2017-REV2 A, 2.36%, 3/15/29(b)	54,874,000	53,452,956

		284,826,477
Credit Card: 1.1%
American Express Master Trust
Series 2017-3 A, 1.77%, 4/15/20	185,705,000	183,051,610
Series 2017-6 A, 2.04%, 5/15/23	59,190,000	58,278,101
Series 2018-6 A, 3.06%, 2/15/24	44,828,000	44,980,913
Bank of America Credit Card Trust Series 2018-A1 A1, 2.70%, 7/17/23	224,513,000	223,692,270
Citibank Credit Card Issuance Trust Series 2018-A1 A1, 2.49%, 1/20/23	59,944,000	59,457,627

		569,460,521
Other: 1.4%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	412,059,253	439,358,179
9.75%, 1/6/27(b)	238,769,958	261,154,641
8.20%, 4/6/28(b)	66,400,000	69,554,000

		770,066,820
Student Loan: 5.8%
Navient Student Loan Trust USD LIBOR 1-Month
+1.25%, 3.756%, 6/25/65(b)	233,854,692	235,598,126
+1.15%, 3.656%, 3/25/66(b)	100,610,085	100,955,077
+1.30%, 3.806%, 3/25/66(b)	123,350,000	125,998,115
+0.80%, 3.306%, 7/26/66(b)	358,793,179	359,383,896
+1.05%, 3.556%, 7/26/66(b)	323,668,000	326,944,588
+1.15%, 3.656%, 7/26/66(b)	219,752,000	222,217,112
+1.00%, 3.506%, 9/27/66(b)	114,564,000	116,126,504
+1.05%, 3.556%, 12/27/66(b)	139,176,576	139,176,368
+0.72%, 3.226%, 3/25/67(b)	97,760,000	97,217,412
+0.80%, 3.306%, 3/25/67(b)	183,798,000	181,518,298
+0.68%, 3.186%, 6/27/67(b)	225,000,000	223,159,972
+0.70%, 3.206%, 2/25/70(b)	281,255,799	280,533,731
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(b)	20,368,355	20,143,415
Series 2017-A A2A, 2.88%, 12/16/58(b)	31,000,000	30,319,838
SLM Student Loan Trust USD LIBOR 1-Month
+1.20%, 3.706%, 10/25/34	27,721,000	28,239,876
USD LIBOR 3-Month
+0.63%, 3.12%, 1/25/40(b)	142,597,151	142,930,016
+0.17%, 2.66%, 7/25/40	13,626,000	12,915,119
+0.75%, 3.24%, 10/25/40	80,889,000	80,226,924
+0.60%, 3.09%, 1/25/41	125,311,000	124,423,836

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+0.55%, 3.04%, 10/25/64(b)	$32,458,000	$32,538,395
+0.55%, 3.04%, 10/25/64(b)	72,950,000	73,195,382
SLM Student Loan Trust (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	7,641,160	7,628,377
Series 2013-C A2A, 2.94%, 10/15/31(b)	10,643,640	10,640,030
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(b)	26,811,000	26,223,083
Series 2017-B A2A, 2.82%, 10/15/35(b)	26,946,000	26,345,258
Series 2018-A A2A, 3.50%, 2/15/36(b)	50,000,000	50,063,375
Series 2018-B A2A, 3.60%, 1/15/37(b)	68,386,000	69,248,854

		3,143,910,977

		4,768,264,795
CMBS: 0.3%
Agency CMBS: 0.3%
Fannie Mae Multifamily DUS
Pool AL6028, 2.70%, 7/1/21	2,229,981	2,226,466
Pool AL6455, 2.765%, 11/1/21	9,180,299	9,160,767
Pool AL6445, 2.50%, 1/1/22	5,886,349	5,819,355
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.366%, 3/25/26(d)	119,211,445	9,778,188
Series K056 X1, 1.266%, 5/25/26(d)	41,317,964	3,152,808
Series K057 X1, 1.192%, 7/25/26(d)	209,252,244	15,398,789
Series K062 X1, 0.308%, 12/25/26(d)	324,482,727	7,181,679
Series K064 X1, 0.608%, 3/25/27(d)	413,921,303	17,409,447
Series K065 X1, 0.674%, 4/25/27(d)	479,578,244	22,558,929
Series K066 X1, 0.753%, 6/25/27(d)	381,780,578	20,152,440
Series K067 X1, 0.579%, 7/25/27(d)	480,665,484	20,202,611
Series K069 X1, 0.369%, 9/25/27(d)	101,109,943	2,876,204
Series K071 X1, 0.292%, 11/25/27(d)	259,268,368	5,864,754
Series K070 X1, 0.327%, 11/25/27(d)	121,944,721	3,194,598
Series K154 X1, 0.312%, 11/25/32(d)	295,165,700	9,335,294

		154,312,329

		154,312,329
MORTGAGE-RELATED: 37.3%
Federal Agency CMO & REMIC: 5.7%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	75,104	84,386
Series 1997-2 Z, 7.50%, 6/15/27	5,798,568	6,374,617
Series 1998-2 2A, 8.675%, 8/15/27(d)	15,003	16,678
Series 1998-1 1A, 8.293%, 3/15/28(d)	111,352	121,062
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	208,366	226,226
Trust 1998-58 PC, 6.50%, 10/25/28	1,151,882	1,253,690
Trust 2001-69 PQ, 6.00%, 12/25/31	1,434,911	1,581,572
Trust 2002-33 A1, 7.00%, 6/25/32	1,671,459	1,845,432
Trust 2002-69 Z, 5.50%, 10/25/32	185,961	198,180
Trust 2008-24 GD, 6.50%, 3/25/37	682,580	738,665
Trust 2007-47 PE, 5.00%, 5/25/37	2,547,524	2,692,903
Trust 2009-53 QM, 5.50%, 5/25/39	657,076	676,604
Trust 2009-30 AG, 6.50%, 5/25/39	6,224,370	6,750,746
Trust 2009-40 TB, 6.00%, 6/25/39	2,612,799	2,800,657
Trust 2010-123 WT, 7.00%, 11/25/40	26,966,044	30,541,612
Trust 2001-T3 A1, 7.50%, 11/25/40	93,486	104,741
Trust 2001-T7 A1, 7.50%, 2/25/41	54,566	62,103
Trust 2001-T5 A2, 7.00%, 6/19/41(d)	36,155	39,916
Trust 2001-T5 A3, 7.50%, 6/19/41(d)	178,103	200,421
Trust 2011-58 AT, 4.00%, 7/25/41	7,191,361	7,455,281
Trust 2001-T4 A1, 7.50%, 7/25/41	1,591,014	1,817,956
Trust 2001-T10 A1, 7.00%, 12/25/41	1,798,006	2,053,147
Trust 2013-106 MA, 4.00%, 2/25/42	16,511,286	17,003,153
Trust 2002-90 A1, 6.50%, 6/25/42	3,743,250	4,031,304
Trust 2002-W6 2A1, 7.00%, 6/25/42(d)	2,107,690	2,282,065
Trust 2002-W8 A2, 7.00%, 6/25/42	1,178,436	1,341,729
Trust 2003-W2 1A2, 7.00%, 7/25/42	6,191,311	7,006,471
Trust 2002-T16 A3, 7.50%, 7/25/42	2,830,879	3,265,763

	PAR VALUE	VALUE
Trust 2003-W4 3A, 7.00%, 10/25/42(d)	$1,834,310	$1,994,840
Trust 2012-121 NB, 7.00%, 11/25/42	884,167	992,917
Trust 2003-W1 2A, 5.891%, 12/25/42(d)	2,252,567	2,414,231
Trust 2003-7 A1, 6.50%, 12/25/42	3,062,430	3,384,102
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,882,357	2,106,153
Trust 2004-W2 2A2, 7.00%, 2/25/44	79,832	89,374
Trust 2004-W2 5A, 7.50%, 3/25/44	3,390,813	3,762,338
Trust 2004-W8 3A, 7.50%, 6/25/44	2,626,725	2,988,357
Trust 2004-W15 1A2, 6.50%, 8/25/44	636,973	708,503
Trust 2005-W1 1A3, 7.00%, 10/25/44	5,123,129	5,807,488
Trust 2001-79 BA, 7.00%, 3/25/45	562,975	634,841
Trust 2006-W1 1A1, 6.50%, 12/25/45	308,706	345,599
Trust 2006-W1 1A2, 7.00%, 12/25/45	2,271,197	2,569,159
Trust 2006-W1 1A3, 7.50%, 12/25/45	39,078	44,499
Trust 2006-W1 1A4, 8.00%, 12/25/45	2,634,003	3,026,871
Trust 2007-W10 1A, 6.26%, 8/25/47(d)	7,958,889	8,593,628
Trust 2007-W10 2A, 6.345%, 8/25/47(d)	2,453,194	2,641,739
USD LIBOR 1-Month
+0.55%, 3.056%, 9/25/43	31,645,145	31,983,122
+0.40%, 2.906%, 7/25/44	1,319,931	1,305,912
Freddie Mac
Series 3312 AB, 6.50%, 6/15/32	2,294,813	2,547,867
Series 2456 CJ, 6.50%, 6/15/32	153,306	171,151
Series T-41 2A, 5.438%, 7/25/32(d)	212,381	226,100
Series 2587 ZU, 5.50%, 3/15/33	3,236,391	3,460,474
Series 2610 UA, 4.00%, 5/15/33	1,429,328	1,459,235
Series T-48 1A, 4.969%, 7/25/33(d)	2,307,627	2,414,132
Series 2708 ZD, 5.50%, 11/15/33	13,248,377	14,598,811
Series 3204 ZM, 5.00%, 8/15/34	5,970,876	6,395,754
Series 3330 GZ, 5.50%, 6/15/37	874,474	938,649
Series 3427 Z, 5.00%, 3/15/38	2,600,170	2,770,530
Series T-51 1A, 6.50%, 9/25/43(d)	52,840	59,837
Series 4283 DW, 4.50%, 12/15/43(d)	70,582,749	74,565,677
Series 4283 EW, 4.50%, 12/15/43(d)	41,485,606	43,588,072
Series 4281 BC, 4.50%, 12/15/43(d)	116,764,717	124,125,950
Series 4319 MA, 4.50%, 3/15/44(d)	23,174,828	24,648,868
USD LIBOR 1-Month
+0.53%, 2.985%, 8/15/43	57,840,096	58,490,651
Ginnie Mae USD LIBOR 1-Month
+0.65%, 2.964%, 10/20/64	7,744,057	7,791,862
+0.63%, 2.944%, 4/20/65	11,316,050	11,376,453
+0.60%, 2.914%, 7/20/65	8,176,106	8,210,820
+0.60%, 2.914%, 8/20/65	7,417,456	7,449,479
+0.62%, 2.934%, 9/20/65	1,686,941	1,695,676
+0.75%, 3.064%, 11/20/65	30,194,473	30,492,293
+0.90%, 3.214%, 3/20/66	19,617,197	19,940,828
+0.90%, 3.214%, 4/20/66	20,563,814	20,902,894
+0.78%, 3.094%, 9/20/66	11,588,596	11,723,451
+0.75%, 3.064%, 10/20/66	53,526,392	54,116,633
+0.80%, 3.114%, 11/20/66	23,577,173	23,890,766
+0.81%, 3.124%, 12/20/66	13,029,487	13,212,861
+0.57%, 2.884%, 9/20/67	31,190,774	31,429,418
USD LIBOR 12-Month
+0.30%, 3.128%, 9/20/66	19,399,046	19,504,055
+0.28%, 3.376%, 12/20/66	37,388,472	37,634,612
+0.30%, 2.26%, 1/20/67	95,403,995	96,012,291
+0.30%, 2.26%, 1/20/67	103,739,671	104,382,805
+0.31%, 2.27%, 1/20/67	39,611,969	39,877,226
+0.25%, 2.513%, 2/20/67	20,371,351	20,438,055
+0.20%, 2.463%, 3/20/67	3,312,368	3,315,485
+0.30%, 2.797%, 4/20/67	24,205,472	24,339,658
+0.20%, 2.863%, 5/20/67	47,962,856	48,024,100
+0.30%, 2.963%, 5/20/67	20,985,847	21,102,644
+0.20%, 2.977%, 6/20/67	104,287,136	104,551,275
+0.30%, 3.077%, 6/20/67	24,441,596	24,586,065
+0.20%, 2.972%, 8/20/67	22,972,789	22,999,327

PAGE 8 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+0.25%, 3.078%, 9/20/67	$23,892,127	$23,975,026
+0.27%, 3.098%, 9/20/67	72,671,193	73,017,769
+0.22%, 3.06%, 10/20/67	36,439,192	36,515,011
+0.23%, 3.07%, 10/20/67	161,106,611	161,581,456
+0.23%, 3.07%, 10/20/67	75,947,872	76,161,042
+0.25%, 3.09%, 10/20/67	49,492,343	49,683,853
+0.20%, 3.125%, 11/20/67	17,922,073	17,956,411
+0.22%, 3.145%, 11/20/67	24,769,167	24,770,681
+0.22%, 3.145%, 11/20/67	133,079,131	133,488,056
+0.06%, 2.35%, 12/20/67	58,327,895	58,028,083
+0.18%, 3.276%, 12/20/67	35,111,747	35,206,362
+0.15%, 2.25%, 1/20/68	16,425,906	16,423,704
+0.06%, 2.35%, 1/20/68	103,916,688	103,380,343
+0.08%, 2.37%, 1/20/68	48,255,060	48,070,045
+0.10%, 2.33%, 2/20/68	49,594,901	49,390,659
+0.10%, 2.37%, 2/20/68	100,323,805	99,046,452
+0.07%, 2.40%, 2/20/68	49,466,439	49,209,846
+0.15%, 2.45%, 2/20/68	33,858,398	33,836,715
+0.05%, 2.54%, 2/20/68	3,710,898	3,661,199
+0.04%, 2.56%, 2/20/68	54,468,756	54,133,251
+0.05%, 2.83%, 2/20/68	26,255,605	26,116,351
+0.06%, 2.58%, 3/20/68	14,994,020	14,900,434
+0.04%, 2.60%, 3/20/68	89,873,733	89,333,789
+0.04%, 2.60%, 3/20/68	37,965,981	37,321,501
+0.05%, 2.71%, 3/20/68	46,593,888	45,875,531
+0.03%, 2.73%, 3/20/68	18,127,861	17,929,406
+0.02%, 2.72%, 4/20/68	26,800,684	26,436,548
+0.05%, 2.75%, 4/20/68	49,205,448	48,637,927
+0.05%, 2.75%, 4/20/68	42,992,834	42,498,425
+0.04%, 2.80%, 5/20/68	49,730,348	49,359,121
+0.15%, 2.86%, 6/20/68	46,858,658	46,811,307
+0.25%, 3.00%, 7/20/68	41,179,058	41,402,706
+0.12%, 2.95%, 8/20/68	35,700,304	35,735,315
+0.10%, 3.02%, 10/20/68	65,022,853	64,810,644
+0.22%, 3.22%, 11/20/68	35,464,282	35,603,653

		3,117,732,165
Federal Agency Mortgage Pass-Through: 31.5%
Fannie Mae, 15 Year
6.00%, 1/1/19-3/1/23	15,921,890	16,341,832
5.50%, 12/1/19-7/1/25	65,710,267	67,921,728
6.50%, 12/1/19	139	139
4.00%, 9/1/25	742,483	744,448
5.00%, 9/1/25	27,290,522	27,896,190
3.50%, 10/1/25-2/1/31	720,335,804	730,035,955
4.50%, 3/1/29	18,453,281	18,994,448
Fannie Mae, 20 Year
4.50%, 3/1/29-1/1/34	360,938,118	376,792,948
4.00%, 9/1/30-3/1/37	1,695,014,375	1,755,412,117
3.50%, 11/1/35-4/1/37	165,226,456	167,185,493
3.50%, 3/1/37	241,932,581	244,418,308
Fannie Mae, 30 Year
6.00%, 11/1/28-2/1/39	92,164,745	100,531,108
7.00%, 4/1/32-2/1/39	8,171,115	9,309,942
6.50%, 12/1/32-8/1/39	37,301,181	42,355,065
5.50%, 2/1/33-11/1/39	137,948,827	148,145,084
4.50%, 11/1/35-6/1/48	2,446,899,130	2,548,952,546
4.50%, 6/1/47	245,251,460	254,284,017
4.50%, 5/1/48	330,454,146	342,493,249
4.50%, 6/1/48	362,044,436	375,233,856
4.50%, 6/1/48	654,356,156	678,195,325
4.50%, 7/1/48	371,216,314	384,740,675
4.50%, 7/1/48	303,983,357	315,057,672
4.50%, 8/1/48	294,023,501	304,823,596
5.00%, 7/1/37-7/1/40	21,411,360	22,842,333
4.00%, 10/1/40-5/1/48	788,601,854	806,099,328
4.00%, 2/1/47	229,616,966	234,430,277
3.00%, 3/1/47-7/1/47	58,628,953	57,244,118
3.00%, 5/1/48	383,279,373	374,185,169
Fannie Mae, 40 Year 4.50%, 1/1/52-6/1/56	153,975,484	159,927,863
Fannie Mae, Hybrid ARM 1-Year U.S. Treasury CMT
+2.14%, 4.317%, 10/1/33	1,186,463	1,244,089

	PAR VALUE	VALUE
+2.14%, 4.334%, 8/1/34	$323,170	$338,747
+1.96%, 4.303%, 9/1/34	1,408,768	1,466,536
+2.29%, 4.289%, 1/1/36	10,184,917	10,732,184
+2.12%, 4.246%, 7/1/36	62,319	65,427
+2.14%, 4.196%, 12/1/36	1,551,734	1,631,384
USD LIBOR 12-Month
+1.67%, 4.066%, 7/1/34	1,513,398	1,580,390
+1.36%, 4.233%, 10/1/34	732,927	756,559
+1.94%, 4.782%, 1/1/35	767,470	810,590
+1.37%, 3.509%, 4/1/35	1,833,171	1,898,464
+1.75%, 4.251%, 6/1/35	529,348	555,302
+1.41%, 4.16%, 7/1/35	705,604	731,926
+1.45%, 4.164%, 7/1/35	346,380	358,960
+1.52%, 4.186%, 7/1/35	1,094,035	1,138,836
+1.75%, 4.453%, 7/1/35	1,082,366	1,135,751
+1.33%, 4.084%, 8/1/35	855,394	880,624
+1.41%, 4.156%, 8/1/35	2,841,307	2,966,918
+1.75%, 4.557%, 8/1/35	1,910,464	2,001,345
+1.77%, 4.517%, 9/1/35	1,274,284	1,331,871
+1.57%, 4.381%, 10/1/35	1,758,867	1,823,480
+1.75%, 4.498%, 10/1/35	1,210,766	1,265,436
+1.62%, 4.543%, 12/1/35	393,419	407,944
+1.69%, 4.356%, 1/1/36	2,932,423	3,066,744
+1.62%, 4.513%, 1/1/36	1,890,561	1,973,183
+1.75%, 4.467%, 11/1/36	1,049,954	1,098,522
+1.74%, 4.618%, 12/1/36	780,935	817,535
+1.52%, 4.222%, 1/1/37	1,739,095	1,813,398
+2.01%, 4.489%, 2/1/37	3,023,802	3,194,903
+1.93%, 4.303%, 4/1/37	345,796	366,447
+1.19%, 4.065%, 8/1/37	108,685	108,469
+1.83%, 4.559%, 8/1/37	1,518,450	1,599,031
+1.48%, 4.074%, 11/1/37	466,599	483,335
+2.02%, 4.39%, 4/1/38	150,769	154,901
+1.73%, 4.347%, 5/1/38	95,646,166	100,158,077
+1.93%, 4.40%, 5/1/38	1,534,275	1,618,680
+1.88%, 4.631%, 9/1/38	386,110	404,142
+1.70%, 4.107%, 10/1/38	836,295	871,601
+1.61%, 4.384%, 10/1/38	4,513,046	4,702,295
+1.70%, 4.472%, 10/1/38	2,052,848	2,145,082
+1.72%, 4.324%, 6/1/39	432,648	453,119
+1.76%, 4.16%, 12/1/39	1,792,594	1,846,227
+1.71%, 2.616%, 4/1/42	7,673,398	7,968,797
+1.67%, 2.324%, 9/1/42	7,032,542	7,200,799
+1.68%, 2.469%, 11/1/42	6,838,203	7,045,223
+1.57%, 2.277%, 12/1/42	13,467,414	13,354,360
+1.58%, 2.351%, 2/1/43	13,511,080	13,860,178
+1.80%, 4.531%, 2/1/43	1,927,270	2,002,740
+1.56%, 2.299%, 5/1/43	2,910,141	2,880,962
+1.47%, 3.856%, 6/1/43	1,447,212	1,488,142
+1.56%, 2.996%, 9/1/43	3,948,628	3,988,459
+1.56%, 3.262%, 9/1/43	2,503,127	2,529,031
+1.45%, 4.126%, 9/1/43	3,214,119	3,297,901
+1.61%, 2.299%, 10/1/43	32,328,786	32,450,259
+1.55%, 2.662%, 11/1/43	10,370,215	10,440,522
+1.60%, 2.866%, 11/1/43	13,244,272	13,285,208
+1.56%, 3.066%, 12/1/43	5,292,840	5,376,859
+1.55%, 2.478%, 2/1/44	1,684,600	1,733,936
+1.59%, 2.696%, 2/1/44	5,082,100	5,137,082
+1.58%, 2.969%, 2/1/44	6,788,663	6,892,489
+1.56%, 2.669%, 4/1/44	9,898,875	10,092,967
+1.59%, 2.926%, 4/1/44	5,359,225	5,413,075
+1.59%, 3.001%, 4/1/44	4,131,789	4,179,597
+1.58%, 3.185%, 4/1/44	17,476,823	17,649,933
+1.67%, 4.258%, 4/1/44	19,661,755	20,378,760
+1.57%, 2.484%, 5/1/44	9,551,254	9,935,709
+1.57%, 3.046%, 5/1/44	19,738,576	20,061,070
+1.58%, 2.828%, 7/1/44	9,686,935	9,776,721
+1.59%, 2.857%, 7/1/44	12,637,504	12,753,577
+1.57%, 2.939%, 7/1/44	4,973,897	5,019,832
+1.56%, 2.95%, 7/1/44	7,242,708	7,310,920

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.59%, 2.962%, 7/1/44	$4,465,758	$4,502,640
+1.58%, 3.084%, 7/1/44	11,448,030	11,581,025
+1.57%, 2.79%, 8/1/44	18,305,500	18,441,991
+1.58%, 2.802%, 8/1/44	8,332,437	8,391,498
+1.58%, 2.897%, 8/1/44	5,834,222	5,886,241
+1.57%, 3.01%, 8/1/44	6,766,167	6,831,612
+1.58%, 2.682%, 9/1/44	7,731,108	7,769,906
+1.58%, 2.757%, 9/1/44	9,283,386	9,346,155
+1.65%, 2.826%, 9/1/44	31,385,379	31,668,777
+1.58%, 2.858%, 9/1/44	4,735,969	4,775,239
+1.64%, 2.943%, 9/1/44	15,330,014	15,466,509
+1.59%, 3.021%, 9/1/44	6,212,515	6,267,860
+1.57%, 2.472%, 10/1/44	7,232,064	7,236,719
+1.60%, 2.593%, 10/1/44	6,251,955	6,266,459
+1.57%, 2.634%, 10/1/44	12,781,723	12,829,922
+1.57%, 2.719%, 10/1/44	7,782,069	7,820,842
+1.58%, 2.752%, 10/1/44	30,406,758	30,591,545
+1.58%, 2.795%, 10/1/44	14,696,340	14,794,642
+1.60%, 2.84%, 10/1/44	13,381,667	13,486,441
+1.56%, 2.845%, 10/1/44	6,788,709	6,839,461
+1.60%, 2.873%, 10/1/44	9,356,397	9,433,218
+1.60%, 2.926%, 10/1/44	15,994,311	16,130,954
+1.56%, 2.939%, 10/1/44	7,475,710	7,539,574
+1.58%, 2.949%, 10/1/44	4,140,889	4,175,045
+1.58%, 2.734%, 11/1/44	6,104,496	6,131,792
+1.60%, 2.794%, 11/1/44	12,387,479	12,458,934
+1.60%, 2.818%, 11/1/44	6,978,015	7,020,805
+1.58%, 2.832%, 11/1/44	15,047,099	15,152,601
+1.56%, 2.915%, 11/1/44	14,671,519	14,785,565
+1.57%, 2.937%, 11/1/44	13,414,709	13,523,018
+1.59%, 2.68%, 12/1/44	4,049,953	4,057,666
+1.58%, 2.717%, 12/1/44	3,803,274	3,817,634
+1.57%, 2.739%, 12/1/44	28,200,903	28,308,286
+1.58%, 2.774%, 12/1/44	4,533,635	4,553,343
+1.60%, 2.828%, 12/1/44	10,574,668	10,633,549
+1.59%, 2.993%, 12/1/44	6,749,890	6,806,878
+1.57%, 2.912%, 1/1/45	10,307,918	10,374,900
+1.58%, 2.755%, 2/1/45	15,422,456	15,473,738
+1.57%, 3.011%, 3/1/45	135,249,885	136,552,706
+1.59%, 3.077%, 3/1/45	3,477,433	3,508,112
+1.61%, 2.581%, 4/1/45	5,725,989	5,726,054
+1.58%, 2.841%, 4/1/45	31,238,722	31,536,807
+1.60%, 2.64%, 8/1/45	11,220,430	11,245,129
+1.58%, 2.66%, 8/1/45	10,323,913	10,340,002
+1.58%, 2.809%, 10/1/45	23,380,559	23,498,349
+1.60%, 2.617%, 11/1/45	19,464,590	19,496,466
+1.61%, 2.837%, 3/1/46	3,939,149	3,956,489
+1.60%, 2.417%, 4/1/46	33,679,226	33,794,420
+1.59%, 2.685%, 4/1/46	6,644,115	6,646,846
+1.61%, 2.727%, 4/1/46	5,744,326	5,751,672
+1.58%, 2.802%, 4/1/46	16,266,562	16,323,624
+1.61%, 2.932%, 4/1/46	4,422,701	4,440,148
+1.58%, 2.483%, 5/1/46	8,232,082	8,284,542
+1.59%, 2.718%, 6/1/46	9,594,118	9,614,383
+1.60%, 2.739%, 6/1/46	3,050,648	3,060,638
+1.59%, 2.675%, 7/1/46	3,048,257	3,050,987
+1.62%, 2.301%, 12/1/46	7,022,117	6,938,803
+1.61%, 3.106%, 6/1/47	25,779,174	25,952,565
+1.61%, 3.177%, 6/1/47	27,776,491	28,018,422
+1.61%, 3.14%, 7/1/47	8,937,315	9,005,901
+1.59%, 3.159%, 7/1/47	21,062,325	21,238,162
+1.60%, 2.716%, 8/1/47	26,850,893	26,927,876
+1.61%, 3.008%, 8/1/47	8,074,202	8,106,227
+1.61%, 3.025%, 8/1/47	8,586,025	8,624,453
+1.59%, 3.169%, 8/1/47	10,519,741	10,606,457
+1.57%, 2.952%, 10/1/47	6,693,910	6,719,858
+1.61%, 3.09%, 10/1/47	10,815,480	10,882,227

	PAR VALUE	VALUE
+1.61%, 2.896%, 11/1/47	$7,777,350	$7,783,152
+1.59%, 2.985%, 11/1/47	17,848,210	17,922,567
+1.61%, 3.123%, 1/1/48	4,218,042	4,245,466
+1.61%, 3.161%, 1/1/48	9,633,611	9,705,932
+1.61%, 3.10%, 3/1/48	11,005,983	11,078,023
+1.60%, 3.175%, 4/1/48	13,455,530	13,575,624
+1.61%, 3.169%, 5/1/48	99,440,737	100,182,381
USD LIBOR 6-Month
+1.42%, 4.092%, 8/1/34	1,572,974	1,616,075
+1.50%, 4.035%, 1/1/35	904,878	931,923
+1.57%, 4.07%, 11/1/35	1,229,164	1,269,494
Freddie Mac, Hybrid ARM 1-Year U.S. Treasury CMT
+2.25%, 3.777%, 2/1/34	3,269,030	3,452,264
+2.25%, 4.738%, 11/1/34	1,002,108	1,053,803
+2.25%, 3.961%, 2/1/35	708,713	748,667
+2.13%, 4.00%, 4/1/35	364,112	376,570
+1.67%, 3.642%, 1/1/36	2,079,981	2,147,141
+2.25%, 4.018%, 1/1/36	3,386,261	3,565,738
USD LIBOR 12-Month
+1.78%, 4.529%, 9/1/33	4,004,376	4,185,861
+1.80%, 4.54%, 8/1/34	626,158	655,226
+1.63%, 3.459%, 1/1/35	313,426	325,929
+1.80%, 4.003%, 3/1/35	856,298	897,827
+1.71%, 4.361%, 8/1/35	956,634	999,886
+1.87%, 4.62%, 8/1/35	1,816,324	1,910,214
+1.83%, 4.574%, 9/1/35	1,235,103	1,278,014
+1.63%, 4.361%, 10/1/35	1,517,423	1,581,435
+1.61%, 4.264%, 1/1/36	1,039,519	1,079,505
+1.88%, 4.229%, 4/1/36	2,084,877	2,193,103
+1.78%, 4.649%, 12/1/36	1,419,449	1,488,566
+1.77%, 3.554%, 1/1/37	1,525,153	1,593,709
+1.57%, 3.487%, 3/1/37	1,717,789	1,788,348
+1.56%, 3.94%, 4/1/37	1,020,829	1,061,802
+1.68%, 4.029%, 4/1/37	1,058,509	1,104,154
+1.63%, 4.105%, 5/1/37	1,267,080	1,317,534
+1.63%, 4.339%, 7/1/37	3,620,931	3,758,010
+2.09%, 4.835%, 10/1/37	110,923	116,686
+2.05%, 3.845%, 1/1/38	403,246	424,353
+1.69%, 3.944%, 2/1/38	3,278,959	3,411,662
+1.86%, 4.063%, 4/1/38	4,447,228	4,660,116
+1.76%, 4.08%, 4/1/38	3,123,659	3,251,225
+1.90%, 4.271%, 5/1/38	673,917	708,592
+1.67%, 4.051%, 6/1/38	2,451,564	2,558,124
+1.63%, 4.25%, 6/1/38	334,220	339,453
+1.73%, 4.226%, 10/1/38	461,564	483,260
+1.73%, 4.263%, 10/1/38	2,292,103	2,400,692
+1.80%, 4.365%, 11/1/39	1,135,889	1,186,206
+1.86%, 4.534%, 7/1/43	1,734,610	1,810,776
+1.70%, 4.00%, 8/1/43	21,041,308	21,797,891
+1.64%, 2.767%, 10/1/43	1,991,336	1,981,923
+1.58%, 2.876%, 1/1/44	3,528,727	3,571,397
+1.61%, 3.121%, 1/1/44	3,104,219	3,152,872
+1.62%, 2.87%, 2/1/44	9,595,853	9,709,104
+1.64%, 3.098%, 4/1/44	3,032,159	3,073,154
+1.63%, 3.121%, 4/1/44	5,566,329	5,637,761
+1.63%, 2.995%, 5/1/44	83,292,364	84,327,832
+1.62%, 2.828%, 6/1/44	5,062,277	5,102,599
+1.62%, 3.095%, 6/1/44	16,936,260	17,160,137
+1.63%, 3.057%, 7/1/44	4,134,920	4,174,748
+1.62%, 3.058%, 7/1/44	5,117,814	5,166,951
+1.61%, 2.85%, 8/1/44	7,440,252	7,491,703
+1.62%, 3.026%, 8/1/44	7,418,123	7,483,678
+1.63%, 3.045%, 8/1/44	9,290,487	9,379,540
+1.62%, 2.71%, 9/1/44	8,993,876	9,016,776
+1.62%, 2.759%, 9/1/44	10,818,722	10,861,751
+1.62%, 2.83%, 9/1/44	6,975,558	7,020,717

PAGE 10 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.62%, 2.802%, 10/1/44	$4,925,784	$4,948,970
+1.62%, 2.831%, 10/1/44	13,086,987	13,149,554
+1.61%, 2.894%, 10/1/44	11,541,659	11,612,396
+1.63%, 2.933%, 10/1/44	11,102,688	11,172,025
+1.63%, 3.015%, 10/1/44	11,964,234	12,061,480
+1.60%, 2.697%, 11/1/44	15,795,464	15,828,469
+1.63%, 2.752%, 11/1/44	6,531,965	6,549,313
+1.63%, 2.779%, 11/1/44	11,629,247	11,674,532
+1.61%, 2.886%, 11/1/44	7,542,045	7,577,839
+1.61%, 2.909%, 11/1/44	21,877,082	22,015,553
+1.61%, 2.91%, 11/1/44	6,577,634	6,625,396
+1.62%, 2.916%, 11/1/44	11,779,458	11,844,818
+1.62%, 2.937%, 11/1/44	10,450,665	10,513,680
+1.63%, 2.942%, 11/1/44	9,123,559	9,177,637
+1.63%, 2.953%, 11/1/44	16,588,447	16,703,667
+1.60%, 2.996%, 11/1/44	5,044,870	5,080,983
+1.63%, 2.80%, 12/1/44	3,466,742	3,475,760
+1.63%, 2.84%, 12/1/44	17,526,218	17,591,379
+1.62%, 2.899%, 12/1/44	11,475,536	11,533,328
+1.63%, 2.903%, 12/1/44	14,998,395	15,081,604
+1.62%, 2.916%, 12/1/44	7,465,374	7,504,607
+1.62%, 2.673%, 1/1/45	11,843,305	11,851,632
+1.63%, 2.832%, 1/1/45	9,380,908	9,419,437
+1.62%, 2.855%, 1/1/45	8,973,072	9,010,743
+1.62%, 2.905%, 1/1/45	16,107,021	16,189,955
+1.63%, 3.066%, 1/1/45	22,559,403	22,754,497
+1.62%, 2.901%, 2/1/45	12,515,987	12,577,992
+1.62%, 2.623%, 4/1/45	6,379,217	6,375,201
+1.63%, 2.60%, 5/1/45	42,142,798	42,096,998
+1.63%, 2.768%, 6/1/45	5,544,111	5,564,713
+1.63%, 2.616%, 8/1/45	11,183,911	11,186,046
+1.64%, 2.738%, 8/1/45	34,448,815	34,553,953
+1.60%, 2.783%, 8/1/45	8,357,484	8,390,395
+1.63%, 2.813%, 9/1/45	9,581,942	9,615,528
+1.63%, 2.727%, 5/1/46	217,862,948	218,478,559
+1.62%, 2.734%, 5/1/46	17,220,564	17,224,793
+1.62%, 2.627%, 7/1/46	22,969,658	22,925,263
+1.63%, 2.542%, 9/1/46	40,267,882	39,974,109
+1.63%, 3.168%, 6/1/47	12,268,882	12,353,726
+1.63%, 3.202%, 8/1/47	7,877,624	7,933,081
+1.64%, 3.099%, 10/1/47	8,471,555	8,509,615
+1.64%, 3.13%, 11/1/47	3,908,670	3,929,517
USD LIBOR 6-Month
+1.60%, 4.124%, 8/1/36	1,840,019	1,900,810
Freddie Mac Gold, 15 Year
6.00%, 2/1/19-11/1/23	6,556,992	6,761,676
5.50%, 10/1/20-12/1/24	2,199,700	2,231,692
4.50%, 3/1/25-6/1/26	9,695,142	9,996,548
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	1,940,136	2,079,129
4.50%, 5/1/30-1/1/34	91,256,167	95,393,067
4.00%, 9/1/31-10/1/35	423,901,006	439,308,593
3.50%, 7/1/35-1/1/36	165,861,806	168,004,793
Freddie Mac Gold, 30 Year
7.90%, 2/17/21	48,040	47,999
7.00%, 4/1/31-11/1/38	2,836,042	3,161,757
6.50%, 12/1/32-10/1/38	9,061,602	10,069,520
6.00%, 12/1/33-2/1/39	16,208,471	17,613,789
5.50%, 3/1/34-12/1/38	46,960,126	50,745,698
4.50%, 3/1/39-6/1/48	1,925,524,824	1,999,882,013
4.50%, 6/1/47	313,526,889	324,901,181
4.00%, 11/1/45	275,509,744	281,293,939
4.00%, 11/1/45-8/1/48	589,619,604	602,092,327
Ginnie Mae, 20 Year 4.00%, 1/20/35	7,964,682	8,142,462
Ginnie Mae, 30 Year
7.80%, 6/15/20-1/15/21	56,340	56,604
8.00%, 9/15/20	561	561
7.85%, 1/15/21	2,365	2,368

	PAR VALUE	VALUE
7.50%, 12/15/23-5/15/25	$659,136	$708,855
7.00%, 5/15/28	226,698	245,668

		17,142,735,114
Private Label CMO & REMIC: 0.1%
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	3,136,245	3,432,685
Seasoned Credit Risk Transfer Trust Series 2017-4 M45T, 4.50%, 6/25/57	29,725,915	30,546,350

		33,979,035

		20,294,446,314

		25,217,023,438
CORPORATE: 40.5%
FINANCIALS: 14.7%
Bank of America Corp.
3.004%, 12/20/23(e)	422,916,000	410,590,731
4.20%, 8/26/24	163,140,000	161,790,165
4.25%, 10/22/26	185,082,000	180,102,817
Barclays PLC (United Kingdom)
4.375%, 9/11/24	239,204,000	225,805,218
4.836%, 5/9/28	77,975,000	71,507,088
BNP Paribas SA (France)
4.25%, 10/15/24	381,716,000	377,356,204
4.375%, 9/28/25(b)	170,531,000	165,775,049
4.375%, 5/12/26(b)	118,904,000	114,479,699
4.625%, 3/13/27(b)	237,000,000	230,167,254
Boston Properties, Inc.
5.625%, 11/15/20	79,385,000	82,277,402
4.125%, 5/15/21	52,852,000	53,566,346
3.85%, 2/1/23	76,031,000	76,162,347
3.125%, 9/1/23	19,500,000	18,837,737
3.80%, 2/1/24	64,024,000	63,784,801
3.20%, 1/15/25	47,075,000	44,969,741
3.65%, 2/1/26	19,580,000	18,958,500
4.50%, 12/1/28	101,325,000	103,662,753
Capital One Financial Corp.
3.50%, 6/15/23	155,385,000	152,589,997
3.75%, 4/24/24	36,940,000	36,025,311
3.20%, 2/5/25	52,515,000	49,045,952
4.20%, 10/29/25	121,149,000	117,062,408
Cigna Corp.
4.00%, 2/15/22	62,964,000	63,605,888
7.65%, 3/1/23	7,217,000	8,301,329
3.75%, 7/15/23(b)	244,625,000	243,795,256
4.125%, 11/15/25(b)	47,550,000	47,505,087
7.875%, 5/15/27	26,720,000	32,938,390
4.375%, 10/15/28(b)	128,625,000	129,421,196
Citigroup, Inc.
3.50%, 5/15/23	72,730,000	71,397,989
4.00%, 8/5/24	31,300,000	30,920,693
USD LIBOR 3-Month
+6.37%, 8.89%, 10/30/40(a)	427,488,075	451,256,412
Equity Residential
4.75%, 7/15/20	5,200,000	5,299,345
4.625%, 12/15/21	108,687,000	112,444,539
3.00%, 4/15/23	47,300,000	46,521,798
3.375%, 6/1/25	77,890,000	76,567,075
HSBC Holdings PLC (United Kingdom)
5.10%, 4/5/21	85,935,000	88,863,116
9.30%, 6/1/21	100,000	112,858
2.65%, 1/5/22	32,865,000	31,881,900
3.262%, 3/13/23(e)	13,570,000	13,279,784
3.60%, 5/25/23	63,550,000	63,183,306
3.95%, 5/18/24(e)	133,680,000	132,950,177
4.30%, 3/8/26	116,100,000	114,577,771
6.50%, 5/2/36	218,122,000	248,424,817

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
6.50%, 9/15/37	$230,191,000	$261,150,608
6.80%, 6/1/38	29,650,000	35,050,445
JPMorgan Chase & Co.
3.375%, 5/1/23	92,238,000	90,215,495
4.125%, 12/15/26	119,864,000	117,440,513
4.25%, 10/1/27	125,244,000	123,361,020
8.75%, 9/1/30(a)	62,983,000	82,460,573
Lloyds Banking Group PLC (United Kingdom)
4.05%, 8/16/23	146,125,000	144,351,384
4.50%, 11/4/24	218,317,000	210,796,433
4.582%, 12/10/25	116,731,000	110,559,981
4.65%, 3/24/26	118,232,000	111,212,719
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	340,311,000	344,873,447
6.10%, 6/10/23	19,737,000	20,047,538
6.00%, 12/19/23	350,211,000	354,427,005
5.125%, 5/28/24	28,169,000	27,309,802
Unum Group
7.19%, 2/1/28	11,295,000	13,096,170
7.25%, 3/15/28	25,060,000	29,408,690
6.75%, 12/15/28	8,107,000	9,356,635
Wells Fargo & Co.
2.15%, 12/6/19	280,875,000	278,332,278
3.55%, 8/14/23	244,815,000	243,915,741
4.10%, 6/3/26	130,170,000	127,177,849
4.30%, 7/22/27	323,175,000	318,071,986
USD LIBOR 3-Month
+0.65%, 3.389%, 12/6/19	135,850,000	136,181,042

		7,956,563,600
INDUSTRIALS: 24.0%
AT&T, Inc.
8.75%, 11/15/31	100,978,000	133,820,448
5.35%, 9/1/40	59,744,000	58,178,337
4.75%, 5/15/46	112,670,000	100,278,700
5.65%, 2/15/47	130,385,000	130,368,689
5.45%, 3/1/47	144,180,000	140,996,791
4.50%, 3/9/48	250,175,000	215,695,116
Bayer AG (Germany)
3.875%, 12/15/23(b)	301,635,000	296,142,878
4.25%, 12/15/25(b)	133,965,000	130,443,508
4.375%, 12/15/28(b)	137,260,000	131,130,637
Bayerische Motoren Werke AG (Germany) 3.40%, 8/13/21(b)	92,505,000	92,113,854
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(a)(b)(e)	111,122,000	115,566,880
Burlington Northern Santa Fe LLC(c)
4.70%, 10/1/19	33,445,000	33,853,029
8.251%, 1/15/21	1,790,823	1,846,510
3.05%, 9/1/22	39,535,000	39,243,777
5.943%, 1/15/23	19,844	20,295
3.85%, 9/1/23	79,525,000	81,663,987
5.72%, 1/15/24	11,584,549	12,268,214
5.342%, 4/1/24	3,426,902	3,556,687
5.629%, 4/1/24	14,531,493	15,314,268
5.996%, 4/1/24	30,424,042	32,831,079
3.442%, 6/16/28(b)	78,803,138	77,063,204
Cemex SAB de CV (Mexico)
6.00%, 4/1/24(b)	113,175,000	112,495,950
5.70%, 1/11/25(b)	225,456,000	216,158,195
6.125%, 5/5/25(b)	109,090,000	106,396,568
7.75%, 4/16/26(b)	138,048,000	145,124,340
Charter Communications, Inc.
8.75%, 2/14/19	130,460,000	131,188,399

	PAR VALUE	VALUE
8.25%, 4/1/19	$237,543,000	$240,209,252
5.00%, 2/1/20	20,700,000	20,987,922
4.125%, 2/15/21	33,095,000	33,241,157
4.00%, 9/1/21	40,609,000	40,360,528
4.908%, 7/23/25	122,505,000	121,758,528
4.20%, 3/15/28	68,500,000	64,182,933
6.55%, 5/1/37	46,188,000	47,444,861
6.75%, 6/15/39	112,072,000	113,991,013
6.484%, 10/23/45	450,292,000	464,743,406
5.375%, 5/1/47	57,310,000	51,995,908
5.75%, 4/1/48	122,940,000	115,262,000
Comcast Corp.
3.95%, 10/15/25	95,605,000	96,780,537
3.969%, 11/1/47	54,240,000	48,552,796
4.70%, 10/15/48	46,050,000	46,855,099
Cox Enterprises, Inc.
3.25%, 12/15/22(b)	94,333,000	92,149,961
2.95%, 6/30/23(b)	251,295,000	241,789,302
3.85%, 2/1/25(b)	263,159,000	259,367,292
3.35%, 9/15/26(b)	139,412,000	128,688,698
3.50%, 8/15/27(b)	144,842,000	133,614,329
CRH PLC (Ireland) 3.875%, 5/18/25(b)	196,754,000	189,183,949
CSX Corp.
9.75%, 6/15/20	10,067,000	11,012,663
6.251%, 1/15/23	11,859,995	12,756,018
CVS Health Corp.
3.70%, 3/9/23	327,847,000	324,318,730
4.10%, 3/25/25	42,500,000	42,127,011
4.30%, 3/25/28	116,634,000	114,206,564
4.78%, 3/25/38	75,850,000	72,762,976
Dell Technologies, Inc. 5.45%, 6/15/23(b)	198,108,000	201,591,202
Dillard’s, Inc.
7.875%, 1/1/23	275,000	303,014
7.75%, 7/15/26	21,016,000	22,580,785
7.75%, 5/15/27	12,848,000	13,840,918
7.00%, 12/1/28	28,225,000	29,066,820
DowDuPont, Inc.
4.55%, 11/30/25(b)	20,200,000	20,559,135
4.80%, 11/30/28(b)	24,050,000	24,484,756
7.375%, 11/1/29	69,100,000	84,294,984
9.40%, 5/15/39	153,811,000	222,686,840
5.25%, 11/15/41	39,918,000	39,878,079
5.55%, 11/30/48(b)	19,204,000	19,414,011
Elanco Animal Health, Inc.
3.912%, 8/27/21(b)	32,870,000	33,073,143
4.272%, 8/28/23(b)	32,775,000	32,745,214
4.90%, 8/28/28(b)	46,519,000	47,364,363
Ford Motor Credit Co. LLC(c)
2.681%, 1/9/20	110,925,000	109,075,683
8.125%, 1/15/20	7,091,000	7,360,923
5.75%, 2/1/21	192,923,000	196,755,294
5.875%, 8/2/21	169,660,000	173,991,113
3.813%, 10/12/21	194,775,000	189,156,168
3.219%, 1/9/22	30,125,000	28,288,176
4.25%, 9/20/22	3,142,000	3,011,917
4.14%, 2/15/23	112,081,000	106,528,177
4.375%, 8/6/23	34,264,000	32,454,238
Imperial Brands PLC (United Kingdom)
3.75%, 7/21/22(b)	124,595,000	123,585,601
4.25%, 7/21/25(b)	593,845,000	584,354,401
Kinder Morgan, Inc.
4.30%, 6/1/25	139,770,000	139,075,550
6.50%, 2/1/37	50,861,000	54,850,987
6.95%, 1/15/38	92,139,000	102,866,820

PAGE 12 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
6.50%, 9/1/39	$72,546,000	$77,438,950
5.00%, 8/15/42	78,782,000	72,171,413
5.00%, 3/1/43	86,308,000	78,402,828
5.50%, 3/1/44	96,910,000	93,806,387
5.40%, 9/1/44	69,297,000	66,318,010
Macy’s, Inc.
6.90%, 4/1/29	30,383,000	32,728,288
6.70%, 7/15/34	77,960,000	78,216,506
4.50%, 12/15/34	95,617,000	76,577,421
6.375%, 3/15/37	21,354,000	20,594,388
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(b)	220,010,000	225,853,466
5.50%, 7/21/25(b)	347,931,000	350,265,617
4.85%, 7/6/27(b)	140,217,000	134,293,673
Nordstrom, Inc. 6.95%, 3/15/28	20,107,000	22,250,318
RELX PLC (United Kingdom)
8.625%, 1/15/19	28,613,000	28,662,383
3.125%, 10/15/22	146,687,000	144,020,578
3.50%, 3/16/23	64,115,000	63,603,019
Telecom Italia SPA (Italy)
7.175%, 6/18/19	200,711,000	202,103,934
5.303%, 5/30/24(b)	241,056,000	229,003,200
7.20%, 7/18/36	53,458,000	51,052,390
7.721%, 6/4/38	150,684,000	149,648,801
TransCanada Corp. (Canada)
5.625%, 5/20/75(a)(e)	237,639,000	214,172,149
5.875%, 8/15/76(a)(e)	84,536,000	79,514,562
5.30%, 3/15/77(a)(e)	282,129,000	243,512,593
Twenty-First Century Fox, Inc.
6.20%, 12/15/34	14,795,000	18,005,032
6.40%, 12/15/35	49,525,000	61,845,574
6.15%, 3/1/37	31,905,000	39,174,694
6.65%, 11/15/37	79,075,000	104,228,890
6.15%, 2/15/41	49,083,000	61,023,569
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(b)	151,950,000	147,582,957
Union Pacific Corp.
7.60%, 1/2/20	242,539	251,934
6.061%, 1/17/23	2,359,419	2,572,646
4.698%, 1/2/24	2,066,012	2,132,102
5.082%, 1/2/29	5,363,020	5,709,101
5.866%, 7/2/30	31,722,309	34,456,527
6.176%, 1/2/31	30,856,882	33,788,286
United Technologies Corp.
3.35%, 8/16/21	53,035,000	52,889,305
3.65%, 8/16/23	180,430,000	179,711,638
Verizon Communications, Inc.
4.272%, 1/15/36	166,472,000	155,963,259
4.522%, 9/15/48	213,601,000	200,388,274
5.012%, 4/15/49	480,632,000	479,559,152
Xerox Corp.
5.625%, 12/15/19	87,407,000	88,058,958
2.75%, 9/1/20	22,690,000	21,781,421
4.50%, 5/15/21	97,025,000	94,641,959
4.07%, 3/17/22	2,349,000	2,155,547
Zoetis, Inc.
3.45%, 11/13/20	39,377,000	39,478,243
4.50%, 11/13/25	166,139,000	170,591,163

		13,055,543,190
UTILITIES: 1.8%
Dominion Energy, Inc.
2.962%, 7/1/19	10,000,000	9,964,548
2.579%, 7/1/20	32,099,000	31,591,707
4.104%, 4/1/21	97,451,000	98,204,805
5.75%, 10/1/54(a)(e)	232,036,000	231,750,006

	PAR VALUE	VALUE
Enel SPA (Italy)
4.25%, 9/14/23(b)	$60,000,000	$58,663,462
4.625%, 9/14/25(b)	175,588,000	168,547,646
3.625%, 5/25/27(b)	38,125,000	33,650,339
6.80%, 9/15/37(b)	174,509,000	187,478,580
6.00%, 10/7/39(b)	157,024,000	155,824,670

		975,675,763

		21,987,782,553

TOTAL DEBT SECURITIES (Cost $54,391,065,172)		$53,877,655,576

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 13

PORTFOLIO OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS: 0.2%

	PAR VALUE/ SHARES	VALUE
MONEY MARKET FUND: 0.2%
State Street Institutional U.S. Government Money Market Fund	$120,228,458	$120,228,458

TOTAL SHORT-TERM INVESTMENTS (Cost $120,228,458)		$120,228,458

TOTAL INVESTMENTS IN SECURITIES (Cost $54,511,293,630)	99.4%	$53,997,884,034
OTHER ASSETS LESS LIABILITIES	0.6%	315,736,748

NET ASSETS	100.0%	$54,313,620,782

(a)	Hybrid security: characteristics of both a debt and equity security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Subsidiary (see below)
(d)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(e)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

CMT: Constant Maturity Treasury

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Ultra Long-Term U.S. Treasury Bond—Short Position	3,190	3/20/19	$(512,493,438)	$(27,176,840)

PAGE 14 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018
ASSETS:
Investments in securities, at value (cost $54,511,293,630)	$53,997,884,034
Cash	68,963
Deposits with broker for futures contracts	11,643,811
Receivable for investments sold	18,701,788
Receivable for Fund shares sold	103,733,865
Interest receivable	427,040,311
Prepaid expenses and other assets	194,608

54,559,267,380

LIABILITIES:
Payable for variation margin for futures contracts	1,894,059
Payable for Fund shares redeemed	222,241,493
Management fees payable	18,744,774
Accrued expenses	2,766,272

245,646,598

NET ASSETS	$54,313,620,782

NET ASSETS CONSIST OF:
Paid in capital	$54,886,594,607
Total accumulated loss	(572,973,825)

$54,313,620,782

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	4,096,589,846
Net asset value per share	$13.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$34,768,787
Interest	1,890,216,378

1,924,985,165

EXPENSES:
Management fees	223,673,151
Custody and fund accounting fees	826,426
Transfer agent fees	8,040,473
Professional services	220,308
Shareholder reports	1,937,027
Registration fees	1,017,598
Trustees’ fees	324,167
Miscellaneous	792,106

236,831,256

NET INVESTMENT INCOME	1,688,153,909

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments in securities	19,700,155
Futures contracts	48,186,074
Net change in unrealized appreciation/depreciation
Investments in securities	(1,914,555,278)
Futures contracts	(28,416,917)

Net realized and unrealized loss	(1,875,085,966)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(186,932,057)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$1,688,153,909	$1,407,714,701
Net realized gain (loss)	67,886,229	238,365,078
Net change in unrealized appreciation/depreciation	(1,942,972,195)	498,474,373

	(186,932,057)	2,144,554,152

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,887,086,223)	(1,545,668,043	)(a)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	14,058,784,954	14,912,910,845
Reinvestment of distributions	1,568,832,950	1,266,629,663
Cost of shares redeemed	(13,526,739,100)	(9,124,121,824)

Net change from Fund share transactions	2,100,878,804	7,055,418,684

Total change in net assets	26,860,524	7,654,304,793

NET ASSETS:
Beginning of year	54,286,760,258	46,632,455,465

End of year	$54,313,620,782	$54,286,760,258	(b)

SHARE INFORMATION:
Shares sold	1,043,147,794	1,083,349,260
Distributions reinvested	117,588,178	92,213,550
Shares redeemed	(1,008,309,102)	(663,262,463)

Net change in shares outstanding	152,426,870	512,300,347

(a)

Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions consisted of $1,404,908,219 from net investment income and $140,759,824 from net realized gain.

(b)	Includes undistributed net investment income of $18,087,643.

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred

PAGE 16 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS

to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2018, these Treasury futures contracts had notional values up to 2% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2018:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$3,200,704,882
Government-Related	—	3,472,144,703
Securitized	—	25,217,023,438
Corporate	—	21,987,782,553
Short-term Investments
Money Market Fund	120,228,458	—

Total Securities	$120,228,458	$53,877,655,576

Other Investments
Futures Contracts
Depreciation	$(27,176,840)	$—

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), derivatives, and distributions.

DODGE & COX INCOME FUND ▪ PAGE 17

NOTES TO FINANCIAL STATEMENTS

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Ordinary income	$1,653,646,376		$1,404,908,219
	($0.398 per share	)	($0.380 per share	)
Long-term capital gain	$233,439,847		$140,759,824
	($0.057 per share	)	($0.037 per share	)

At December 31, 2018, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$11,346,654
Deferred loss(a)	(70,637,963)

At December 31, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$54,484,389,710

Unrealized appreciation	584,595,626
Unrealized depreciation	(1,098,278,142)

Net unrealized depreciation	(513,682,516)

(a)	Represents net realized capital loss incurred between November 1, 2018 and December 31, 2018. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2019.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is

$250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2018, the Fund’s commitment fee amounted to $334,220 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2018, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $10,353,455,159 and $2,460,094,642 respectively. For the year ended December 31, 2018, purchases and sales of U.S. government securities aggregated $13,396,413,626 and $17,838,188,094 respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The Fund has early adopted the updated accounting standards on the Fund’s financial statements.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 18 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.76	$13.59	$13.29	$13.78	$13.53
Income from investment operations:
Net investment income	0.41	0.38	0.42	0.40	0.39
Net realized and unrealized gain (loss)	(0.45)	0.21	0.32	(0.48)	0.35

Total from investment operations	(0.04)	0.59	0.74	(0.08)	0.74

Distributions to shareholders from:
Net investment income	(0.40)	(0.38)	(0.42)	(0.40)	(0.39)
Net realized gain	(0.06)	(0.04)	(0.02)	(0.01)	(0.10)

Total distributions	(0.46)	(0.42)	(0.44)	(0.41)	(0.49)

Net asset value, end of year	$13.26	$13.76	$13.59	$13.29	$13.78

Total return	(0.31)%	4.36%	5.62%	(0.59)%	5.48%
Ratios/supplemental data:
Net assets, end of year (millions)	$54,314	$54,287	$46,632	$43,125	$39,128
Ratio of expenses to average net assets	0.42%	0.43%	0.43%	0.43%	0.44%
Ratio of net investment income to average net assets	3.02%	2.80%	3.11%	2.97%	2.89%
Portfolio turnover rate	37%	19%	27%	24%	27%

See accompanying Notes to Financial Statements

DODGE & COX INCOME FUND ▪ PAGE 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Income Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 20 ▪ DODGE & COX INCOME FUND

SPECIAL 2018 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $233,439,847 as long-term capital gain distributions in 2018.

BOARD APPROVAL OF FUNDS’ INVESTMENT

MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 13, 2018, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2019 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the

Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 8, 2018 and again on December 13, 2018 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, web site, and anti-money laundering. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board noted Dodge & Cox’s long record of favorable press and industry coverage, as well as its positive compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $215 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s

DODGE & COX INCOME FUND ▪ PAGE 21

attention from its research efforts or to present material conflicts of interest with the operations of the Funds, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its careful and deliberate strategy with respect to new products, Dodge & Cox has had remarkable stability in its mutual fund product offerings over the course of the past 88 years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Bronze” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board completed an intensive review and assessment of each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board further noted that the equity funds have outperformed over their medium to long-term investment horizons as compared to their corresponding value equity indices.

The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a much smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group median in net expense ratios and that many media and industry reports specifically comment on the low cost of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the significant differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. The Board further noted that many sophisticated institutional investors in the Funds that are eligible to open separate accounts at Dodge & Cox have decided for various reasons to invest in the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are

PAGE 22 ▪ DODGE & COX INCOME FUND

acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a very streamlined, efficient, and focused business approach toward investment management.

The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to proactively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown significantly over the long term, this growth has not been continuous or evenly distributed across all of the Funds (for example, the total assets of the Balanced Fund have actually declined over the past ten years). In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding and enhancing services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add important new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally.

In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has significantly outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

DODGE & COX INCOME FUND ▪ PAGE 23

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 24 ▪ DODGE & COX INCOME FUND

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DODGE & COX INCOME FUND ▪ PAGE 25

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PAGE 26 ▪ DODGE & COX INCOME FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (60)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (57)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (59)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC	—
Roberta R.W. Kameda (58)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (61)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (44)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (52)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (69)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (58)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (66)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gary Roughead (67)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (67)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (72)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of February 14, 2019.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX INCOME FUND ▪ PAGE 27

Income Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Annual Report

December 31, 2018

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/18 GBF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Bond Fund had a total return of –1.5% for the year ended December 31, 2018, compared to a return of –1.2% for the Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg).

MARKET COMMENTARY

While 2018 began with a surge of optimism around strong, “synchronized” global growth, the year proved to be a challenging one for economic momentum and risk assets, including corporate bonds and many emerging market currencies. Economic divergence was instead the theme of the year. Fiscal stimulus boosted the U.S. economy, while a deceleration in other major economies was exacerbated by trade and political tensions. The Bloomberg Barclays Global Agg returned –1.2% in 2018, driven mostly by widening credit spreads and the depreciation of the euro.

The United States reported strong economic data throughout 2018, leading the Federal Reserve (Fed) to hike its benchmark interest rate four times. Annual GDP growth paced around 3%, core inflation neared the Fed’s 2% target, and unemployment ended at 3.9%. Despite these strong numbers, trade tensions between the United States and China clouded the economic outlook, as protectionist rhetoric escalated into rounds of increased tariffs between the two countries. Fears of an eventual economic slowdown were amplified by turbulence in emerging markets and decelerating growth in the eurozone and China. Finally, toward the end of the year, equity markets declined significantly, fueling recession risk concerns and dampening investor expectations of further monetary tightening.

Consistent with the sell-off in risk assets, corporate bonds performed poorly. Global investment-grade corporate yield premiums(a) finished the year at 155 basis points,(b) the highest level since mid-2016. Financials outperformed Industrials and lower-rated companies underperformed higher-rated companies.

Amid this volatility, the U.S. dollar strengthened significantly against most currencies. The euro depreciated 4.5%, weighed down both by slowing economic momentum and rising political risks, including Italy’s contentious budget process and ongoing Brexit uncertainties. Returns of emerging market currencies varied. The Argentine peso and Turkish lira fell dramatically, while the Mexican peso finished the year essentially unchanged. A large decline in oil prices (–25% for the year) put downward pressure on the currencies of oil-exporting countries.

INVESTMENT STRATEGY

Financial markets ended 2018 on a decidedly negative note for most major asset classes. Fixed income generally fared relatively well, but the Fund’s significant holdings in corporate and emerging market bonds underperformed U.S. Treasuries and drove the Fund’s modestly negative return. While we are disappointed by these results, we maintain conviction in our long-term, value-driven investment strategy, and, in fact, we see many compelling opportunities in the current investment environment. When negative sentiment shrouds the market, valuations tend to fall across the board without distinguishing among the relative strength of individual companies or countries. These periods create excellent opportunities for our active investment strategy, which emphasizes individual issuer and security selection and leverages our experienced research and investment team.

Of the three primary investment levers that we employ in the Fund—credit, currency, and rates—we were most active in credit, taking advantage of declining valuations (i.e., increasing yield premiums) to add significantly to our holdings. As of year end, the Fund had 59%(c) of its net assets invested in credit(d) securities across 55 issuers, up from 47% at the beginning of the year. While we made a number of incremental adjustments to the Fund’s currency and interest rate positioning, the U.S. dollar weighting (82%) and overall duration(e) (3.7 years) did not change materially over the year.

Credit: Lower Valuations Create Interesting Opportunities

Our global bond investment strategy focuses on credit more than many of our peers’ strategies, as we see plentiful opportunity in this large and growing part of the global bond market. Valuation discipline, a key tenet of our investment strategy, drove most of our portfolio changes in 2018. After reaching post-crisis highs in early February, credit valuations began to cheapen in March, and the trend accelerated in the fourth quarter. We opportunistically increased the Fund’s aggregate credit exposure by 12 percentage points over the year, including an almost seven percentage point increase in the fourth quarter.

Throughout the year, we participated in several attractively priced primary debt offerings from companies that were financing strategic activities (e.g., mergers, acquisitions, spin-offs). The key characteristics of many of these investments included strong cash generation capabilities, high liquidity, business diversity and scale, and credible plans for debt reduction in the coming years. We also added to our subordinated bond holdings, especially industrial hybrid securities from several companies with strong credit profiles. For example, we recently established a position in a BHP Billiton(f) hybrid security with an option-adjusted spread of more than 300 basis points, which looked attractive relative to BHP’s senior debt levels and other market alternatives. BHP is a large and geographically diversified mining company with top-tier assets, strong cash flow generation capabilities, and low leverage.

The financial press has written extensively about the current long-lasting credit and economic cycle, emphasizing the growth in corporate leverage and triple-B debt. We closely follow these topics and incorporate them into our Investment Committee discussions. While the outlook for corporate borrowers has weakened somewhat, we believe corporate fundamentals remain reasonable amid healthy growth, profit margins, and interest coverage. Our credit analysis emphasizes leading companies with durable cash flows and balance sheets that can weather a full economic cycle. Furthermore, credit yield premiums near current valuation levels have provided attractive investment entry points.

PAGE 2 ▪ DODGE & COX GLOBAL BOND FUND

Currency: The U.S. Dollar Does It Again

The broad trade-weighted dollar rose 8% in 2018, bolstered by the United States’ relatively strong growth and the Fed’s interest rate hikes. Against this difficult backdrop, the Fund’s aggregate currency exposures produced a flat return, as the yields on several of the Fund’s holdings helped offset declining spot rates almost across the board. The Fund’s 7% position in Mexican peso-denominated government bond holdings performed well, despite weak emerging market sentiment and challenging political developments in Mexico over the course of the year.

We have been finding relatively more attractive risk-adjusted return opportunities in the U.S. dollar-denominated market, leading to a high U.S.-dollar exposure (82%) in the Fund. This weighting also reflects our caution about adding relatively volatile currency exposure to the Fund. However, we believe the U.S. dollar is moderately overvalued and nearing its cyclical peak, so we anticipate more non-U.S. currency opportunities to surface.

During the year, emerging market currencies with large external financing needs—most notably the Argentine peso and Turkish lira—generally depreciated. The Fund has small exposures to both of these currencies, which reached their lowest levels in the third quarter before rallying by year end. Our approach in volatile situations like this is to maintain our long-term investment view and retest our investment theses in light of changes to both fundamental factors and valuations. Overall, we believe that the low currency valuations and high yields of these investments warrant continued small exposures. Among other encouraging factors, the International Monetary Fund’s agreement with Argentina in September has provided significant support and Turkey’s economy is undergoing a much-needed rebalancing.

Emerging market pessimism also drove valuations lower in Indonesia. But after reviewing fundamentals, we increased the Fund’s exposure to the Indonesian rupiah. We believed that the market had overreacted to sentiment and external conditions, and underappreciated Indonesia’s economic strengths. During the year, the Indonesian central bank proactively hiked interest rates and the government announced measures to improve public finances and ease pressure on the current account deficit.

Rates: Looking Outside the United States

Courtesy of the Fed, U.S. short-term interest rates have risen substantially in recent years. For example, the 2-year U.S. Treasury rate has more than doubled in the last two years (from 1.2% to 2.5%). The rise in rates has increased the return potential for fixed income securities. However, we believe that U.S. interest rates are likely to continue to rise modestly, and this may create headwinds for returns. Consequently, we have positioned the Fund with a relatively low U.S.-dollar duration of 3.2 years.

Outside the United States, we have eschewed exposure to low-yielding markets like Germany and Japan, but we continue to find opportunities in emerging market sovereigns. In August, we established a small position in (currency-hedged) Brazilian real-denominated five-year government bonds, and we recently increased our interest rate exposure in both Mexico and Indonesia via purchases of longer-duration government bonds.

IN CLOSING

As we look at global bond investment opportunities across credit, currencies, and interest rates, we have a positive outlook over the long term. Valuations for these segments of the market appear relatively attractive, and we are particularly optimistic about the Fund’s thoroughly researched holdings.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2019

(a)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(b)	One basis point is equal to 1/100th of 1%.
(c)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2018.
(d)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
(e)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(f)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 3

2018 PERFORMANCE REVIEW

The Fund returned -1.5% in 2018.

Key Detractors

▪	The Fund’s large allocation to corporate bonds (38%) detracted from performance as credit yield premiums rose considerably. Underperformers include Telecom Italia and TransCanada.
▪	The Fund’s exposure to several depreciating emerging market currencies detracted from returns, including the Argentine peso (0.7%), Colombian peso (2.9%), and Indian rupee (2.5%).
▪	Government-related credits in the Fund (9%) generally underperformed, in particular the Province of Buenos Aires and Pemex.

Key Contributors

▪	The Fund benefited from its exposure to interest rates in the United States, Colombia, and India.
▪	The Fund’s large exposure to the Mexican peso (5.9%) contributed positively to returns.
▪	Certain credit holdings performed well, including Rio Oil Finance Trust and Citigroup capital securities.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL BOND FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2018

	1 Year	3 Years	5 Years	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund(a)	–1.45%	5.06%	2.03%	2.13%
Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg)	–1.20	2.70	1.08	0.33
(a)

Expense reimbursements have been in effect for the Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower. The Fund’s returns since May 1, 2014 are as presented in the Financial Highlights.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2018	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,005.00	$2.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$10.23
Total Net Assets (millions)	$226.1
Net Expense Ratio(a)	0.45%
Gross Expense Ratio	0.92%
Portfolio Turnover Rate	55%
30-Day SEC Yield (using net expenses)(a)(b)	5.32%
30-Day SEC Yield (using gross expenses)	4.85%
Number of Credit Issuers	55
Fund Inception	May 1, 2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Fixed Income Investment Committee, whose six members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	BBG Barclays Global Agg
Effective Duration (years)(c)	3.7	7.0
Emerging Markets(d)	30.6%	5.3%
Non-USD Currency Exposure(e)	18.0%	54.7%

FIVE LARGEST CREDIT ISSUERS (%)(f)	Fund
Charter Communications, Inc.	2.0
AT&T, Inc.	2.0
Cemex SAB de CV	2.0
Kinder Morgan, Inc.	1.9
TransCanada Corp.	1.9

CREDIT QUALITY (%)(g)(h)	Fund	BBG Barclays Global Agg
Aaa	12.3	40.3
Aa	2.3	15.9
A	14.2	28.4
Baa	51.1	15.4
Ba	15.2	0.0
B	2.3	0.0
Caa	0.0	0.0
Net Cash & Other(i)	2.6	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)(h)	Fund	BBG Barclays Global Agg
Government	20.0	54.3
Government-Related	5.5	11.7
Securitized	18.6	15.4
Corporate	53.3	18.6
Net Cash & Other(i)	2.6	0.0

REGION DIVERSIFICATION (%)(d)(h)	Fund	BBG Barclays Global Agg
United States	45.6	39.5
Latin America	19.3	1.0
Europe (excluding United Kingdom)	12.6	25.5
Pacific (excluding Japan)	8.6	5.6
United Kingdom	7.2	5.2
Africa	2.2	0.0	(j)
Canada	1.9	3.2
Japan	0.0	17.2
Middle East	0.0	0.6
Other	0.0	2.2

(a)

Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total annual fund operating expenses at 0.45% through April 30, 2019. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

(b)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(c)	Interest rate derivatives reduce total Fund duration by 2.2 years (i.e., total Fund duration is 5.9 years without derivatives).
(d)

The Fund may classify an issuer in a different category than the Bloomberg Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(e)	Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(g)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 11.0% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(h)	Region, sector, and quality weights exclude the effect of the Fund’s derivative contracts.
(i)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(j)	Rounds to 0.0%.

PAGE 6 ▪ DODGE & COX GLOBAL BOND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES: 97.4%

		PAR VALUE	VALUE
GOVERNMENT: 20.0%
Argentina Government (Argentina) 4.50%, 6/21/19(h)	USD	2,150,000	$2,138,712
Brazil Government (Brazil) 10.00%, 1/1/23	BRL	4,000,000	1,081,601
Colombia Government (Colombia)
7.75%, 4/14/21	COP	10,510,000,000	3,367,407
3.00%, 3/25/33(a)	COP	7,037,976,600	2,028,567
India Government (India) 8.24%, 2/15/27	INR	569,480,000	8,574,893
Indonesia Government (Indonesia) 8.25%, 5/15/36	IDR	110,400,000,000	7,581,363
Italy Government (Italy) 4.50%, 3/1/24	EUR	980,000	1,263,013
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	102,490,346	4,835,862
5.75%, 3/5/26	MXN	59,100,000	2,540,352
8.00%, 11/7/47	MXN	159,800,000	7,344,047
Poland Government (Poland) 2.50%, 1/25/23	PLN	8,550,000	2,326,822
Turkey Government (Turkey) 10.50%, 8/11/27	TRY	5,785,000	817,060
U.S. Treasury Note/Bond (United States) 2.75%, 11/30/20	USD	1,250,000	1,255,428

			45,155,127
GOVERNMENT-RELATED: 5.5%
Chicago Transit Authority RB (United States) 6.899%, 12/1/40	USD	775,000	990,055
Indonesia Government International (Indonesia) 3.75%, 6/14/28(c)	EUR	850,000	1,057,334
Peru Government International (Peru) 3.75%, 3/1/30	EUR	800,000	1,077,005
Petroleo Brasileiro SA (Brazil) 7.25%, 3/17/44	USD	1,000,000	985,510
Petroleos Mexicanos (Mexico)
4.75%, 2/26/29	EUR	900,000	943,693
6.75%, 9/21/47	USD	2,736,000	2,262,371
6.35%, 2/12/48	USD	51,000	40,623
Province of Buenos Aires Argentina (Argentina)
5.375%, 1/20/23(c)	EUR	2,600,000	2,321,715
BADLARPP +3.83%, 49.217%, 5/31/22	ARS	34,600,000	843,190
State of Illinois GO (United States)
5.877%, 3/1/19	USD	700,000	703,094
5.10%, 6/1/33	USD	1,250,000	1,191,787

			12,416,377
SECURITIZED: 18.6%
ASSET-BACKED: 7.6%
Other: 1.5%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	USD	2,207,921	2,354,196
9.75%, 1/6/27(c)	USD	541,579	592,353
8.20%, 4/6/28(c)	USD	400,000	419,000

			3,365,549
Student Loan: 6.1%
Navient Student Loan Trust (United States) Series 2017-4A A3, 3.506%, 9/27/66(c)	USD	3,863,000	3,915,686

		PAR VALUE	VALUE
Navient Student Loan Trust (Private Loans) (United States)
Series 2015-CA B, 3.25%, 5/15/40(c)	USD	1,350,000	$1,348,469
Series 2017-A B, 3.91%, 12/16/58(c)	USD	1,050,000	1,039,165
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95%, 3.456%, 9/25/28	USD	2,174,056	2,177,516
USD LIBOR 3-Month
+0.11%, 2.898%, 12/15/32(c)	USD	2,775,483	2,654,924
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(c)	USD	1,697,000	1,659,167
Series 2018-C B, 4.00%, 11/17/42(c)	USD	1,000,000	992,047

			13,786,974

			17,152,523
CMBS: 0.8%
Agency CMBS: 0.8%
Freddie Mac Military Housing Trust Multifamily (United States) 4.492%, 11/25/55(c)(f)	USD	1,638,557	1,755,677

MORTGAGE-RELATED: 10.2%
Federal Agency CMO & REMIC: 2.2%
Fannie Mae (United States) Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	494,099	558,762
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(f)	USD	121,884	128,061
Series 4319 MA, 4.50%, 3/15/44(f)	USD	444,310	472,570
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	618,126	628,765
USD LIBOR 12-Month
+0.22%, 3.06%, 10/20/67	USD	646,863	648,209
+0.15%, 2.29%, 12/20/67	USD	1,450,397	1,450,253
+0.04%, 2.56%, 2/20/68	USD	1,112,932	1,106,077

			4,992,697
Federal Agency Mortgage Pass-Through: 8.0%
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	16,674	17,125
Fannie Mae, 30 Year (United States)
4.50%, 4/1/39-7/1/48	USD	9,406,295	9,789,007
Fannie Mae, Hybrid ARM (United States)
USD LIBOR 12-Month
+1.58%, 2.897%, 8/1/44	USD	121,405	122,487
+1.58%, 2.757%, 9/1/44	USD	205,911	207,303
Freddie Mac, Hybrid ARM (United States)
USD LIBOR 12-Month
+1.63%, 3.015%, 10/1/44	USD	245,206	247,199
+1.60%, 2.697%, 11/1/44	USD	649,489	650,847
+1.62%, 2.673%, 1/1/45	USD	655,780	656,241
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	64,257	69,519
4.50%, 8/1/44-8/1/47	USD	6,140,071	6,363,099

			18,122,827

			23,115,524

			42,023,724
CORPORATE: 53.3%
FINANCIALS: 14.2%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	1,725,000	1,678,593
4.183%, 11/25/27	USD	1,400,000	1,346,403

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
Barclays PLC (United Kingdom) 4.836%, 5/9/28	USD	2,650,000	$2,430,186
BNP Paribas SA (France)
4.375%, 9/28/25(c)	USD	2,400,000	2,333,066
4.625%, 3/13/27(c)	USD	1,850,000	1,796,664
Capital One Financial Corp. (United States) 3.75%, 4/24/24	USD	625,000	609,524
Chubb, Ltd. (Switzerland) 2.50%, 3/15/38	EUR	3,075,000	3,470,544
Cigna Corp. (United States)
3.75%, 7/15/23(c)	USD	850,000	847,117
4.125%, 11/15/25(c)	USD	575,000	574,457
4.375%, 10/15/28(c)	USD	400,000	402,476
Citigroup, Inc. (United States)
USD LIBOR 3-Month
+6.37%, 8.89%, 10/30/40(b)	USD	2,075,000	2,190,370
HSBC Holdings PLC (United Kingdom)
6.50%, 9/15/37	USD	775,000	879,234
6.00%, 3/29/40	GBP	1,675,000	2,553,109
JPMorgan Chase & Co. (United States) 4.25%, 10/1/27	USD	2,350,000	2,314,669
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	1,125,000	1,086,246
4.582%, 12/10/25	USD	2,625,000	2,486,229
Royal Bank of Scotland Group PLC (United Kingdom) 6.00%, 12/19/23	USD	2,925,000	2,960,212
Wells Fargo & Co. (United States) 4.30%, 7/22/27	USD	2,250,000	2,214,472

			32,173,571
INDUSTRIALS: 34.3%
AT&T, Inc. (United States) 3.15%, 9/4/36	EUR	4,100,000	4,481,072
Bayer AG (Germany) 3.75%, 7/1/74(b)(g)	EUR	3,500,000	3,885,409
Becton, Dickinson and Co. (United States) 2.894%, 6/6/22	USD	1,700,000	1,646,404
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)(g)	USD	2,100,000	2,184,000
Cemex SAB de CV (Mexico) 7.75%, 4/16/26(c)	USD	4,200,000	4,415,292
Charter Communications, Inc. (United States)
7.30%, 7/1/38	USD	425,000	461,160
6.75%, 6/15/39	USD	1,300,000	1,322,260
6.484%, 10/23/45	USD	1,450,000	1,496,535
5.75%, 4/1/48	USD	1,375,000	1,289,127
Comcast Corp. (United States) 3.969%, 11/1/47	USD	550,000	492,331
Concho Resources, Inc. (United States)
4.875%, 10/1/47	USD	500,000	476,086
4.85%, 8/15/48	USD	250,000	239,532
Cox Enterprises, Inc. (United States)
4.80%, 2/1/35(c)	USD	350,000	319,408
8.375%, 3/1/39(c)	USD	1,575,000	1,964,842
CVS Health Corp. (United States)
3.70%, 3/9/23	USD	575,000	568,812
4.10%, 3/25/25	USD	175,000	173,464
4.30%, 3/25/28	USD	650,000	636,472
4.78%, 3/25/38	USD	425,000	407,703

		PAR VALUE	VALUE
Dell Technologies, Inc. (United States) 5.45%, 6/15/23(c)	USD	775,000	$788,626
DowDuPont, Inc. (United States) 5.55%, 11/30/48(c)	USD	1,075,000	1,086,756
Elanco Animal Health, Inc. (United States) 4.90%, 8/28/28(c)	USD	1,025,000	1,043,627
Ford Motor Credit Co. LLC (United States)(d)
5.875%, 8/2/21	USD	1,800,000	1,845,951
4.14%, 2/15/23	USD	1,425,000	1,354,401
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,264,000	1,579,343
6.125%, 1/31/46	USD	475,000	487,870
HCA Holdings, Inc. (United States) 4.75%, 5/1/23	USD	2,800,000	2,758,000
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(c)	USD	1,300,000	1,279,224
3.375%, 2/26/26	EUR	1,375,000	1,668,172
Kinder Morgan, Inc. (United States) 6.95%, 1/15/38	USD	3,850,000	4,298,259
LafargeHolcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,357,365
4.75%, 9/22/46(c)	USD	950,000	826,092
Macy’s, Inc. (United States)
6.70%, 9/15/28	USD	50,000	52,674
6.90%, 4/1/29	USD	75,000	80,789
6.70%, 7/15/34	USD	425,000	426,398
Millicom International Cellular SA (Luxembourg) 5.125%, 1/15/28(c)	USD	2,525,000	2,247,250
Molex Electronic Technologies LLC(d) (United States) 2.878%, 4/15/20(c)	USD	731,000	723,845
MTN Group, Ltd. (South Africa) 4.755%, 11/11/24(c)	USD	1,125,000	1,020,274
Naspers, Ltd. (South Africa)
5.50%, 7/21/25(c)	USD	2,150,000	2,164,426
4.85%, 7/6/27(c)	USD	1,850,000	1,771,849
QVC, Inc.(d) (United States) 4.45%, 2/15/25	USD	2,400,000	2,212,653
RELX PLC (United Kingdom)
8.625%, 1/15/19	USD	58,000	58,100
3.125%, 10/15/22	USD	574,000	563,566
3.50%, 3/16/23	USD	325,000	322,405
Telecom Italia SPA (Italy)
7.175%, 6/18/19	USD	200,000	201,388
6.375%, 6/24/19	GBP	800,000	1,036,682
7.20%, 7/18/36	USD	1,000,000	955,000
7.721%, 6/4/38	USD	2,000,000	1,986,260
TransCanada Corp. (Canada)
5.625%, 5/20/75(b)(g)	USD	1,800,000	1,622,250
5.30%, 3/15/77(b)(g)	USD	3,025,000	2,610,953
Twenty-First Century Fox, Inc. (United States)
6.65%, 11/15/37	USD	1,100,000	1,449,912
6.15%, 2/15/41	USD	550,000	683,800
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(c)	USD	2,200,000	2,136,772
United Technologies Corp. (United States)
3.35%, 8/16/21	USD	175,000	174,519
3.65%, 8/16/23	USD	625,000	622,512
Verizon Communications, Inc. (United States) 5.012%, 4/15/49	USD	2,225,000	2,220,033
Xerox Corp. (United States) 4.50%, 5/15/21	USD	3,500,000	3,414,036

			77,591,941

PAGE 8 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2018

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
UTILITIES: 4.8%
Dominion Energy, Inc. (United States) 5.75%, 10/1/54(b)(g)	USD	3,025,000	$3,021,271
Enel SPA (Italy) 3.375%, 11/24/81(b)(g)	EUR	3,750,000	3,920,612
The Southern Co. (United States) 5.50%, 3/15/57(b)(g)	USD	4,000,000	3,841,710

			10,783,593

			120,549,105

TOTAL DEBT SECURITIES (Cost $227,221,197)			$220,144,333

SHORT-TERM INVESTMENTS: 1.5%

		PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(e) 1.60%, dated 12/31/18, due 1/2/19, maturity value $2,612,232	USD	2,612,000	2,612,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	USD	901,616	901,616

TOTAL SHORT-TERM INVESTMENTS (Cost $3,513,616)			$3,513,616

TOTAL INVESTMENTS IN SECURITIES (Cost $230,734,813)		98.9%	$223,657,949
OTHER ASSETS LESS LIABILITIES		1.1%	2,445,168

NET ASSETS		100.0%	$226,103,117

(a)	Inflation-linked
(b)	Hybrid security has characteristics of both a debt and equity security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Subsidiary (see below)
(e)	Repurchase agreement is collateralized by U.S. Treasury Note 2.625%, 11/15/20. Total collateral value is $2,666,770.
(f)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(h)	Dual currency bond. Issued in USD but pays in ARS at maturity.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

ARS: Argentine Peso

COP: Colombian Peso

EUR: Euro

GBP: British Pound

IDR: Indonesian Rupiah

INR: Indian Rupee

MXN: Mexican Peso

PLN: Polish Zloty

TRY: Turkish Lira

USD: United States Dollar

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Euro-Bobl Future—Short Position	9	3/7/19	$(1,366,513)	$(426)
Euro-Bund Future—Short Position	77	3/7/19	(14,427,944)	(50,729)
Euro-Buxl Future—Short Position	14	3/7/19	(2,897,234)	(13,863)
Long-Term U.S. Treasury Bond—Short Position	74	3/20/19	(10,804,000)	(496,375)
UK-Gilt Future—Short Position	26	3/27/19	(4,081,804)	(7,687)
Ultra Long-Term U.S. Treasury Bond—Short Position	34	3/20/19	(5,462,312)	(289,688)

				$(858,768)

CENTRALLY CLEARED INTEREST RATE SWAPS

		Contract Amount
Notional Amount	Expiration Date	Fixed Rate	Value	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)
Pay Fixed (Semi-Annually)/Receive USD LIBOR 3-Month (Quarterly)
$1,450,000	3/20/49	3.00%	$(38,983)	$8,680	$(47,573)

CURRENCY FORWARD CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to sell BRL:
Goldman Sachs	8/13/19	1,020,656	4,039,756	$(3,411)
Contracts to sell EUR:
Barclays	1/9/19	1,303,867	1,100,000	42,921
Barclays	2/13/19	1,728,891	1,500,000	4,382
Barclays	1/30/19	1,162,355	1,010,000	2,543
Barclays	4/24/19	775,476	675,000	(5,281)
Barclays	4/24/19	2,405,800	2,100,000	(23,222)
Barclays	4/24/19	918,874	800,000	(6,468)
Barclays	4/24/19	606,351	525,000	(905)
Citibank	2/13/19	5,951,083	5,150,000	30,267
Citibank	2/13/19	499,358	425,000	10,747
Citibank	2/13/19	1,282,885	1,100,000	18,245
Citibank	4/24/19	3,963,380	3,400,000	30,678
Citibank	4/24/19	2,814,295	2,450,000	(19,563)
Goldman Sachs	2/13/19	519,395	450,000	2,042
Contracts to sell GBP:
Barclays	3/13/19	952,448	725,000	25,241
Barclays	4/24/19	641,154	500,000	413
Citibank	4/24/19	130,952	100,000	2,804
Goldman Sachs	4/24/19	1,801,856	1,400,000	7,783

Unrealized gain on currency forward contracts				178,066
Unrealized loss on currency forward contracts				(58,850)

Net unrealized gain on currency forward contracts				$119,216

The listed counterparty may be the parent company or one of its subsidiaries.

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018
ASSETS:
Investments in securities, at value (cost $230,734,813)	$223,657,949
Unrealized appreciation on currency forward contracts	178,066
Cash	100
Cash denominated in foreign currency (cost $4,052)	4,053
Deposits with broker for futures contracts	676,709
Deposits with broker for swaps	124,095
Receivable for investments sold	66,370
Receivable for Fund shares sold	847,878
Dividends and interest receivable	3,144,013
Expense reimbursement receivable	24,949
Prepaid expenses and other assets	14,069

228,738,251

LIABILITIES:
Unrealized depreciation on currency forward contracts	58,850
Payable for variation margin for futures contracts	49,383
Payable for variation margin for swaps	7,148
Payable for investments purchased	1,696,522
Payable for Fund shares redeemed	509,216
Deferred foreign capital gains tax	53,766
Management fees payable	94,692
Accrued expenses	165,557

2,635,134

NET ASSETS	$226,103,117

NET ASSETS CONSIST OF:
Paid in capital	$236,855,722
Total accumulated loss	(10,752,605)

$226,103,117

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	22,106,167
Net asset value per share	$10.23

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$147,296
Interest (net of foreign taxes of $76,844)	8,994,224

9,141,520

EXPENSES:
Management fees	991,535
Custody and fund accounting fees	37,261
Transfer agent fees	32,689
Professional services	276,097
Shareholder reports	29,294
Registration fees	100,972
Trustees’ fees	324,167
Miscellaneous	32,001

Total expenses	1,824,016

Expenses reimbursed by investment manager	(931,608)

Net expenses	892,408

NET INVESTMENT INCOME	8,249,112

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	(686,931)
Futures contracts	577,473
Swaps	536,002
Currency forward contracts	227,183
Foreign currency transactions	(76,968)
Net change in unrealized appreciation/depreciation
Investments in securities (net of increase in deferred foreign capital gains tax of $52,433)	(11,130,044)
Futures contracts	(981,586)
Swaps	43,122
Currency forward contracts	192,875
Foreign currency translation	(9,859)

Net realized and unrealized loss	(11,308,733)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(3,059,621)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$8,249,112	$4,556,109
Net realized gain (loss)	576,759	690,867
Net change in unrealized appreciation/depreciation	(11,885,492)	4,620,643

	(3,059,621)	9,867,619

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(10,969,606)	(3,557,479	)(a)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	123,099,819	49,240,188
Reinvestment of distributions	10,700,054	3,475,556
Cost of shares redeemed	(49,996,330)	(12,459,063)

Net change from Fund share transactions	83,803,543	40,256,681

Total change in net assets	69,774,316	46,566,821

NET ASSETS:
Beginning of year	156,328,801	109,761,980

End of year	$226,103,117	$156,328,801	(b)

SHARE INFORMATION:
Shares sold	11,449,398	4,519,727
Distributions reinvested	1,037,870	317,453
Shares redeemed	(4,697,860)	(1,146,936)

Net change in shares outstanding	7,789,408	3,690,244

(a)

Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions consisted of $3,391,849 from net investment income and $165,630 from net realized gain.

(b)	Includes distributions in excess of net investment income of $240,339.

PAGE 10 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2018, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2018:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$45,155,127
Government-Related	—	12,416,377
Securitized	—	42,023,724
Corporate	—	120,549,105
Short-term Investments
Repurchase Agreement	—	2,612,000
Money Market Fund	901,616	—

Total Securities	$901,616	$222,756,333

Other Investments
Futures Contracts
Depreciation	$(858,768)	$—
Swaps
Depreciation	—	(47,573)
Currency Forward Contracts
Appreciation	—	178,066
Depreciation	—	(58,850)

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund entered into various currency or interest rate-related transactions involving derivative instruments, including currency forward contracts, futures contracts, and swaps, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund entered into over-the-counter derivatives (each, an “OTC Derivative”), such as currency forward contracts. Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement

PAGE 12 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts, short Euro Government Bond futures contracts, and short UK Gilt futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2018, these futures contracts had total notional values ranging from 12% to 18% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of each interest rate swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Consolidated Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund has maintained interest rate swaps in connection with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2018, these interest rate swaps had U.S. dollar notional values up to 6% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Brazilian real, British pound, euro, Thai bhat, and Japanese yen. During the year ended December 31, 2018, these currency forward contracts had U.S. dollar total values ranging from 6% to 13% of net assets.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. OTC Derivatives are presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation/(depreciation) on currency forward contracts. Cash collateral pledged or received by the Fund for OTC Derivatives, if any, is reported gross in the Consolidated Statement of Assets and Liabilities as cash pledged/(received) as collateral for currency forward contracts. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of December 31, 2018. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged / (Received)	Net Amount
Barclays	$75,500	$(35,876)	$—	$39,624
Citibank	92,741	(19,563)	—	73,178
Goldman Sachs	9,825	(3,411)	—	6,414

Total	$178,066	$(58,850)	$—	$119,216

DODGE & COX GLOBAL BOND FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2019. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At December 31, 2018, Dodge & Cox owned 7% of the Fund’s outstanding shares.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), straddles, derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Ordinary income	$9,758,236		$3,557,479
	($0.471 per share	)	($0.268 per share	)
Long-term capital gain	$1,211,370		—
	($0.060 per share	)

At December 31, 2018, the tax basis components of distributable earnings were as follows:

Deferred loss(a)	$(3,174,536)

At December 31, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$230,383,311

Unrealized appreciation	2,005,845
Unrealized depreciation	(9,518,332)

Net unrealized depreciation	(7,512,487)

(a)

Represents net realized specified loss and capital loss incurred between November 1, 2018 and December 31, 2018. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2019.

Fund management has reviewed the tax positions for the open period (three years and four years, respectively, from filing the Fund’s federal and State tax returns) applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2018, the Fund’s commitment fee amounted to $1,221 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2018, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $140,961,825 and $43,213,928, respectively. For the year ended December 31, 2018, purchases and sales of U.S. government securities aggregated $53,684,254 and $58,107,856, respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The Fund has early adopted the updated accounting standards on the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 15

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Year Ended December 31,				Period from May 1, 2014 (commencement of Fund operations) to December 31, 2014
	2018	2017	2016	2015
Net asset value, beginning of period	$10.92	$10.33	$9.67	$10.31	$10.73
Income from investment operations:
Net investment income	0.40	0.37	0.30	0.34	0.16
Net realized and unrealized gain (loss)	(0.56)	0.49	0.54	(0.98)	(0.44)

Total from investment operations	(0.16)	0.86	0.84	(0.64)	(0.28)

Distributions to shareholders from:
Net investment income	(0.43)	(0.26)	(0.18)	—	(0.14)
Net realized gain	(0.10)	(0.01)	—	—	—

Total distributions	(0.53)	(0.27)	(0.18)	—	(0.14)

Net asset value, end of period	$10.23	$10.92	$10.33	$9.67	$10.31

Total return	(1.45)%	8.31%	8.64%	(6.21)%	(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$226	$156	$110	$68	$65
Ratio of expenses to average net assets	0.45%	0.49%	0.60%	0.60%	0.60	%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.92%	1.06%	1.33%	1.41%	2.18	%(a)
Ratio of net investment income to average net assets	4.15%	3.51%	3.77%	3.39%	2.83	%(a)
Portfolio turnover rate	55%	46%	73%	55%	36%
(a)	Annualized

See accompanying Notes to Consolidated Financial Statements

PAGE 16 ▪ DODGE & COX GLOBAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Bond Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 17

SPECIAL 2018 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $1,211,370 as long-term capital gain distributions in 2018.

BOARD APPROVAL OF FUNDS’ INVESTMENT

MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 13, 2018, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2019 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 8, 2018 and again on December 13, 2018 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, web site, and anti-money laundering. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board noted Dodge & Cox’s long record of favorable press and industry coverage, as well as its positive compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $215 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm

PAGE 18 ▪ DODGE & COX GLOBAL BOND FUND

with no other business endeavors to distract management’s attention from its research efforts or to present material conflicts of interest with the operations of the Funds, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its careful and deliberate strategy with respect to new products, Dodge & Cox has had remarkable stability in its mutual fund product offerings over the course of the past 88 years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Bronze” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board completed an intensive review and assessment of each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board further noted that the equity funds have outperformed over their medium to long-term investment horizons as compared to their corresponding value equity indices.

The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and

(2) a much smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group median in net expense ratios and that many media and industry reports specifically comment on the low cost of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the significant differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. The Board further noted that many sophisticated institutional investors in the Funds that are eligible to open separate accounts at Dodge & Cox have decided for various reasons to invest in the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience,

DODGE & COX GLOBAL BOND FUND ▪ PAGE 19

reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a very streamlined, efficient, and focused business approach toward investment management.

The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to proactively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown significantly over the long term, this growth has not been continuous or evenly distributed across all of the Funds (for example, the total assets of the Balanced Fund have actually declined over the past ten years). In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding and enhancing services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add important new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally.

In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has significantly outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

PAGE 20 ▪ DODGE & COX GLOBAL BOND FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 21

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PAGE 22 ▪ DODGE & COX GLOBAL BOND FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (60)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (57)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (59)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC	—
Roberta R.W. Kameda (58)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (61)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (44)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (52)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (69)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (58)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (66)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gary Roughead (67)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (67)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (72)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of February 14, 2019.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 23

Global Bond Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised May 1, 2014 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather, Robert B. Morris III and Mark E. Smith, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)– (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
(a) Audit Fees	$369,500	$353,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	232,500	237,600
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e) (1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $675,635 and $700,700, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

Date	February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date	February 27, 2019